As filed with the Securities and Exchange Commission on December 16, 2010

Securities Act File No. 333-170258

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-effective Amendment No. 1
☐	Post-effective Amendment No.

EQUUS TOTAL RETURN, INC.
(Exact Name of Registrant as Specified in Charter)

Eight Greenway Plaza, Suite 930
Houston, Texas 77046
(Address of Principal Executive Offices)

(713) 529-0900
(Registrant’s Telephone Number, Including Area Code)

Mr. John Hardy, Executive Chairman
Equus Total Return, Inc.
Eight Greenway Plaza, Suite 930
Houston, Texas 77046
(Name and Address of Agent for Service)

Copies to:

Martin C. Glass, Esq. Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Telephone: (212) 813-8800 Facsimile: (212) 355-3333

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee(3)

Common Stock ($0.001 par value)	2,953,882	$6,498,540	$463.35
(1)
Evidencing the exercise of non-transferable rights to subscribe for shares of common stock of the Registrant being registered herewith.  Pursuant to Rule 457(g)(3) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.

(2)	Calculated pursuant to Rule 457(c) based on the average of the high and low sales prices of our common stock as reported on the New York Stock Exchange on December 10 , 2010.

(3)	Of this amount, $296.96 has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DECEMBER 16, 2010

Up to 2,953,882 Shares of Common Stock
Issuable Upon Exercise of Non-Transferable Rights to
Subscribe for Such Shares

EQUUS TOTAL RETURN, INC.
________________________________________

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not a rights offering to sell these securities and it is not soliciting a rights offering to buy these securities in any state where the rights offering or sale is not permitted.

     Equus is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).  We seek to generate investment income and long-term capital gains by investing in the debt and equity securities of small and middle-market capitalization that are typically privately owned.  We employ a total return investment strategy that combines both growth and income investment.

We are issuing non-transferable rights to our stockholders of record as of the close of business on __________, 2011 entitling holders of these rights to subscribe for an aggregate of up to 2,953,882 shares of our common stock.  Stockholders will receive one right for each outstanding share owned by them on the record date.  The rights entitle the holders to purchase one new share of common stock for each three rights held.  We will not issue fractional shares upon the exercise of less than three rights.  Stockholders of record who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised rights.

Our common stock is traded on the New York Stock Exchange, or the NYSE, under the symbol “EQS”.  While the shares of common stock issuable from the exercise of rights will be transferable and listed on the NYSE, the rights themselves are not transferable and will not be listed on the NYSE or any other exchange.  Any rights which remain unsubscribed at the end of the offering period may be acquired by other stockholders who have exercised their over-subscription privileges, subject to certain conditions.  See “The Rights Offering” for a complete discussion of the terms of this rights offering.  The subscription price will be 90% of the average of the last reported sale prices of a share of our common stock on the NYSE on the eighth (8th) day prior to the date on which the rights offering expires (the “Pricing Date”) and the eight preceding trading days.

Because the subscription price of the rights offered hereby is significantly less than our net asset value per share, shareholders who do not fully exercise their rights will experience substantial dilution to the net asset value of their shares. In addition, if all shares of common stock offered hereby are purchased, the proportionate interest held by non-exercising shareholders will decrease by one-third upon completion of the rights offering.

There are two deadlines in connection with the offering:

(1)  The rights offering will expire at 5:00 p.m., Eastern Standard Time, on __________, 2011 , unless terminated or extended as described in this prospectus; and

(2) any stockholder wishing to exercise over-subscription privileges must provide our subscription agent with a completed subscription certificate by 5:00 p.m., Eastern Standard Time, on _________, 2011 , the day after the Pricing Date (“Notice Date”), unless terminated or extended as described in this prospectus.

  The rights offering will expire at 5:00 p.m., Eastern Standard Time, on __________, 2011 , unless terminated or extended as described in this prospectus. Any stockholder wishing to exercise over-subscription privileges must provide our subscription agent with a completed subscription certificate by 5:00 p.m., Eastern Standard Time, on the Notice Date.

The net asset value per share of our common stock at September 30 , 2010 (the last date prior to the date of this prospectus on which we determined net asset value) was $3.55 .  On December 10 , 2010, the last reported sale price of a share of our common stock on the NYSE was $2.20 .

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value.  Upon exercise of the rights, shares of our common stock will be issued at a price below the current net asset value per share of such stock.  We believe that having the ability to issue our common stock below net asset value in this rights offering will benefit all of our stockholders and may lead to a long-term increase in our net asset value.

An investment in our common stock is subject to risks.  This rights offering will dilute the ownership interest and voting power of stockholders.  In addition, the companies in which we invest are subject to special risks.  See “Risk Factors“ on page 12 to read about factors you should consider before exercising any rights to subscribe for shares of our common stock.

_______________________________________

	Per Share	Total(4)
Estimated subscription price(1)	$ ___	$ ___
Estimated sales load (underwriting discounts and commissions)(1)(2)	$ None	$ None
Proceeds to us(1)(3)(4)	$ ___	$ ___
____________________
(1)
Estimated on the basis of 90% of the average of the market price per share at the close of trading on the Pricing Date (_________, 2011 ) and the eight preceding trading days.  See “The Rights Offering — The Subscription Price.”

(2)	This is not an underwritten offering and there will be no underwriting discounts or commissions. The rights are being offered directly by us without the services of an underwriter or dealer.

(3)	Before the deduction of rights offering expenses incurred by us, estimated to be $428,000 . Proceeds to us on a per share and an aggregate basis are estimated to be $____ and $_______, respectively .

(4)	Assumes all rights are exercised at the estimated subscription price.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

As a result of the terms of this rights offering, since the subscription price per share will be less than the net asset value per share, this rights offering will result in an immediate decrease in our net asset value per share for all of our stockholders, irrespective of whether stockholders exercise all or any portion of their rights.  See “Risk Factors—Risks Related to this Offering—All shareholders will experience an immediate decrease in the net asset value of their shares upon the closing of this rights offering” in this prospectus.  The dilutive effect of this decrease will disproportionately affect nonexercising stockholders.  If the subscription price per share is substantially less than the current net asset value per share, this decrease could be substantial.

If you have any questions or need further information about this rights offering, please call The Altman Group, Inc., our information agent for the rights offering, at 1-800-330-8705.  Banks and brokers should call (212) 400-2612.

This prospectus contains information you should know before investing, including information about risks.  Please read it before you invest and keep it for future reference.  You may obtain a copy of our annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, or the Exchange Act, without charge, by writing us at our principal office, which is located at Eight Greenway Plaza, Suite 930, Houston, Texas 77046 or by calling 1-888-358-7575.  In addition, you may obtain copies of such information on the SEC’s web site (http://www.sec.gov).  You may inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules at the public reference facilities of the SEC at room 1580, 100 F. Street, N.E., Washington, D.C. 20549.

EQUUS TOTAL RETURN, INC.

The date of this prospectus is                , 2010

You should rely only on the information contained in this prospectus.  We have not authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not making a rights offering to sell these securities in any jurisdiction where the rights offering or sale is not permitted.  You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

i

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

All statements contained in this prospectus that are not historical facts, including statements regarding anticipated activity, are “forward-looking statements” within the meaning of the federal securities laws, involve a number of risks and uncertainties and are based on our beliefs and assumptions and information currently available to us.  In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expect,” “objective,” “plan,” “intend,” “anticipate,” “believe,” “management believes,” “estimate,” “predict,” “project,” “potential,” “forecast,” “continue,” “strategy,” or “position” or the negative of such terms or other variations of them or by comparable terminology.  In particular, statements, express or implied, concerning future actions, conditions or events, future operating results or the ability to generate sales, income or cash flow are forward-looking statements.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•	Investors will incur immediate dilution upon the closing of this rights offering;

•	Our common stock has continually traded, and is expected to continue to trade after this rights offering, at a discount from net asset value;

•	Our common stock price may be volatile;

•	There is uncertainty regarding the value of our privately held investments since we value them on a good faith estimate of their fair value;

•	We are dependent on management;

•	Our investment opportunities may be limited in order to maintain our status as a BDC;

•	Failure to maintain status as a BDC could reduce our operating flexibility;

•	We may fail to continue to qualify for our pass-through treatment as a regulated investment company, which could have an adverse affect on stockholder return; and

•	The risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

We caution readers not to place undue reliance on any such forward-looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, after the date of this prospectus.  You should understand that, under Section 27A(b)(2)(B) of the Securities Act of 1933 and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934 ("Exchange Act"), the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus.  It is not complete and may not contain all of the information that you may want to consider.  You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus.  Except where the context suggests otherwise, the terms “we,” “us,” “our,” “Equus” the “Company” and the “Fund” refer to Equus Total Return, Inc.  We refer in this prospectus to our executive officers and other members of our management team, collectively, as “Management.”

Equus Total Return, Inc.

Equus is a BDC that provides financing solutions for middle market and small capitalization companies that are typically privately held. We began operations in 1983 and have been a publicly traded closed-end fund since 1991. Our investment objective is to seek the highest total return, consisting of capital appreciation and current income.

We attempt to maximize the return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value of between $15.0 million and $75.0 million. We seek to invest primarily in companies seeking growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses. Our income-producing investments consist principally of debt securities including subordinate debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock.  We seek to achieve capital appreciation by making investments in equity and equity-oriented securities issued generally by privately-owned companies in transactions negotiated directly with such companies.

Equus is a closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. In order to remain a BDC, we must meet certain specified requirements for the Fund under the 1940 Act, including investing at least 70% of the Fund’s assets in eligible portfolio companies and limiting the amount of leverage we incur. The Fund is also a regulated investment company, (“RIC,”) under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay corporate-level income tax on the Fund’s investment income. We intend to maintain the Fund’s RIC status, which requires that the Fund qualify annually as a RIC by meeting certain specified requirements.

Our principal office is located at Eight Greenway Plaza, Suite 930, Houston, Texas, 77046, and our telephone number is 1-888-358-7575. Our corporate website is located at www.equuscap.com.  Our website, however, does not constitute a part of this prospectus.  We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished to the Securities and Exchange Commission (“SEC”). Our shares are traded on The New York Stock Exchange under the ticker symbol “EQS”.

Our Investment Objective

Our investment objective is to maximize the total return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of small and middle market capitalization companies that are generally not publicly traded at the time of our investment.  As we grow and develop the Fund, we intend to include investments in progressively larger enterprises.

Investment Strategy

Beginning in 2006, we implemented a revised investment strategy to attempt to strike a balance between the potential for gain and the risk of loss.  With respect to capital appreciation, Equus is a “growth-at-reasonable-price” investor that seeks to identify and acquire securities that meet our criteria for selling at reasonable prices.  We give priority to cash producing investments wherein we invest principally in debt or preferred equity financing with the objective of generating regular interest and dividend income back to the Fund.  Debt and preferred equity financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing.   Given market conditions over the past several years and the performance of our portfolio, our Management and board of directors believe it prudent to continue to review alternatives to refine and further clarify the current strategies.

Investment Criteria

Consistent with our investment objective and strategy, Management evaluates prospective investments based upon the criteria set forth below. We may modify some or all of these criteria from time to time.

•
Management Competency and Ownership. We seek to invest in companies with experienced management teams who have demonstrated a track record of successful performance.  Further, we desire to invest in companies with significant management ownership.  We believe that significant management ownership in small capitalization and middle market companies provides appropriate incentives and an alignment of interests for management to maximize shareholder value.  In addition, we will seek to design compensation and incentive arrangements that align the interests of the portfolio company’s management with those of the Fund to enhance potential returns.

•
Substantial Target Market. We desire to focus on companies whose products or services have favorable growth potential and strong competitive positions in their respective markets.   These positions may be as leadership positions within a given industry or market niche positions in which the product or service has a demonstrated competitive advantage.  The market in which a potential portfolio company operates should either be sizeable or have significant growth potential.

•
History of Profitability and Favorable Growth Potential. We target companies that have demonstrated a history of profitability or a reasonable expectation of a return to profitability in the near future.

•	Ability to Provide Regular Cash Interest and Distributions. We look for companies with strong cash flow models sufficient to provide regular and consistent interest and/or preferred dividend payments.

•
Management Assistance and Substantial Equity.   Given the requirements of a BDC under the 1940 Act, we seek to invest in companies that will permit substantial managerial assistance including representation on the board of directors of the company.  With regard to equity investments, we desire to obtain a substantial investment position in portfolio companies.  This position may be as a minority shareholder with certain contractual rights and powers, or as a majority shareholder, and should otherwise allow us to have substantive input on the direction and strategies of the portfolio company.

•
Plausible Exit and Potential for Appreciation. Prior to investing in a portfolio company, we will seek to analyze potential exit strategies and pursue those investments with such strategies as may be achievable.

Opportunities

We believe that the market for investing in, and financing the growth of, small and middle-market capitalization  companies is underserved relative to other financial markets.  We believe that companies in our target size range, having enterprise values of between $15 million and $75 million, have access to fewer sources of capital and increasing difficulty in financing their growth through traditional means.  We believe that present market conditions and increasing concentration in the banking industry has led many of the surviving lenders and financiers to focus on large capital markets transactions and lending facilities, with some banks and funds discontinuing lending to smaller and even medium-sized companies.  This generally has reduced the financing options available to these companies in recent years.  As a result, we believe that an investment strategy focused on providing financing for such companies will, over time, provide above-average returns to our investors.

We believe that many participants in the private equity market do not provide adequate financing solutions for companies in our target market.  Private equity firms and other BDCs have invested and, notwithstanding present economic conditions, we expect will continue to invest, in middle-market companies and, to a lesser extent, smaller companies.  We note that some private equity firms do not provide complete financing solutions to their investee clients, focusing exclusively or primarily on equity investments.  When such firms do offer financing options across the balance sheet of an investee company, they often seek to outsource the provision of senior and subordinated debt to other entities, including BDCs such as Equus.  This provides us with an opportunity to participate in private equity transactions in association with more established market participants.  Similarly, while many venture capital and turn-around firms provide speculative equity capital for small and medium-sized companies, few market participants appear to offer a full array of equity, preferred stock, senior and subordinated debt securities to these companies.  With increased liquidity as a result of this rights offering, we believe that the Fund, either alone or in partnership with institutions and established private equity firms, will supplement our equity investments with income-oriented debt and hybrid securities specifically tailored to finance companies we target for investment.

Based on these factors, we believe that there is considerable opportunity for profitable investments in our target market of small and middle-market capitalization companies and that, as a result of this rights offering, we will be better positioned to serve this market.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in small and middle-market capitalization companies:

Broad, Varied Deal Sourcing

We target investments in a variety of industries and geographic locations.  Our Management and board of directors have access to long-term relationships in the United States and internationally that have been developed with industry participants, management teams and consultants.  Management will seek to identify potential investments through its interaction with the general financial community, potential investment partners and industry participants with whom they and certain of our board members have established relationships.  We also expect that our Management and board of directors will generate investment leads from accountants, consultants, lawyers and management teams with whom they have worked in the past.

Total Return Strategy

We believe that a balanced portfolio of equity and debt instruments will generate returns for investors that exceed those attainable by a purely fixed income portfolio while eliminating much of the volatility and risk associated with a fund invested only in debt or equity securities.  We believe that our total return investment strategy offers advantages over other BDCs that focus their investments more completely in debt or equity securities.

Established Infrastructure

We benefit from the resources and expertise developed by our Management and board of directors from many years of experience and across several business cycles.  Contrary to many recently formed investment funds, our Management and board of directors have considerable experience and expertise in fund management and private equity development, which we believe are essential to managing and governing a BDC.  We have developed and refined processes for investigating and culling prospective investments, including a regimented due diligence process, and for executing attractive investments.  We have also have developed techniques we believe to be effective by which to monitor investments and, when appropriate, exit investments.  We believe that this established infrastructure affords us a competitive advantage in our target market.

Experienced Management Team and Board of Directors

Our Management team is led by John A. Hardy, our Executive Chairman, who directs the implementation of our investment strategy in conjunction with a committee of Management personnel who review, analyze and monitor existing and potential investments by the Fund.  Mr. Hardy has extensive international experience dealing with corporate finance, banking, mergers and acquisitions and multinational corporations.

Our board of directors consists of individuals with strong backgrounds in finance and investment management, law and governance, execution capacity, and management expertise.  For example, Mr. Alessandro Benedetti, a recently elected member of our board, is currently the CEO of SAE Capital Ltd., based in London, UK, which he founded in January 2007. Prior to that, he was the CEO of SAE Capital SPA, based in Rome, Italy. Over the last 20 years Mr. Benedetti has been involved in the structuring and financing of complex transactions, acting on behalf of companies and governments in North America, Europe, Central Asia and the Middle East. In 2005, he structured and led the acquisition of Wind Telecomunicazioni SpA, based in Italy, which had 16 million wireless subscribers, 1.6 million fixed line customers and 28 million registered internet users. At that time the transaction was the largest leveraged buyout in European history, in a deal valued at over 12 billion Euros.  Another of our recently elected directors is Bertrand des Pallieres, who is the CEO of SPQR Capital, a London-based hedge fund. He previously served as Global Head of Principal Finance and member of the Global Market Leadership Group of Deutsche Bank from 2005 to 2007. From 1992 to 2005, he held various positions at JP Morgan including Global Head of Structured Credit, European Head of Derivatives Structuring and Marketing and Co-head of sales for Europe Middle East and Africa.

__________________

Our principal office is located at Eight Greenway Plaza, Suite 930, Houston, Texas 77046, and our telephone number is 1-888-358-7575.  Our corporate website is located at www.equuscap.com.  Information on our website, however, is not incorporated into, or a part of, this prospectus.

FEES AND EXPENSES

The following table is intended to assist prospective investors in understanding the costs and expenses that an investor in a rights offering will bear directly or indirectly.  We caution you that some of the percentages indicated in the table below are estimates and may vary.   We have no plans and do not anticipate leveraging the Fund through the offering of preferred stock during the next 12 months.

Stockholder Transaction Expenses
Sales load (as a percentage of rights offering price)(1)	None
Offering expenses(2)	1.36%
Dividend reinvestment and cash purchase plan fees(3)	None
Annual Expenses (as a percentage of net assets attributable to common stock)
Operating expenses(4)	8.30%
Interest payments on borrowed funds(5)	0.13%
Other expenses	None

Total Annual Expenses	9.79%
____________________
(1)	We are not engaging the services of an underwriter, dealer, or manager. Therefore neither we nor our shareholders will be paying any underwriting discounts or sales commissions.

(2)
The percentage shown is based on the net assets of the Fund at September 30, 2010 and after giving effect to this offer.  Amount reflects estimated rights offering expenses of approximately 1.36% of our net asset value, or $428,000.

(3)	We have no such plans.

(4)
“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2010 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. We calculated the estimate of such future annual expenses by annualizing our actual operating expenses, net of interest expense and expenses related to our annual shareholder meeting and proxy contest, for the first nine months of 2010.  This percentage for the year ended December 31, 2009 was 5.3%, wherein we paid an investment adviser and administrator for services provided during the first six months of 2009. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors.” As of July 1, 2009, we have not had an investment adviser or an administrator and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory or administration fees, but instead we directly pay the operating costs associated with employing investment management professionals.

(5)	We estimated our annual interest expense by annualizing our actual interest expense for the first nine months of 2010.

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock.  In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return	$ 102.84	$ 292.51	$ 462.66	$ 815.34

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.  This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods.  In addition, while the example assumes reinvestment of all dividends and distributions, if any, at net asset value, participants in any future dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL DATA

The selected financial data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.  We derived the following summary financial data as of and for the nine months ended September 30, 2010 from our unaudited financial statements and as of and for the years ended December 31, 2009, 2008, 2007, 2006 and 2005 from our financial statements that have been audited by UHY LLP, an independent registered public accounting firm.

	Nine Months Ended September 30, (unaudited)	Year Ended December 31,
	2010	2009 (1)	2008	2007	2006	2005

Income Statement and Balance Sheet Data:	(in thousands, except for per share data)
Total investment income	$2,286	$3,771	$3,181	$4,857	$6,016	$2,530
Net investment (loss) income	(600)	195	(713)	(523)	(102)	(3,134)
Net realized gain (loss) of portfolio securities	(6)	(15,555)	924	5,264	19,012	1,237
Net change in unrealized appreciation (depreciation) of portfolio securities	(18,821)	(12,172)	(19,873)	7,526	(4,751)	18,617
Net increase ( decrease ) in net assets resulting from operations	(19,427)	(27,532)	(19,662)	12,267	14,159	16,720
Distribution from net investment income	-	(195)				-
Return of capital distribution	-	(726)	(3,267)	-	(10,200)	-
Distributions of realized gains	-		(2,065)	(4,123)	(9,254)
Total assets	47,753	81,007	124,063	134,730	125,866	143,984
Total net assets	31,474	50,901	78,435	103,216	93,236	92,602
Net cash (used in) provided by operating activities	15,359	12,361	(32,138)	(18,264)	59,930	(24,026)
Shares outstanding at end of year	8,862	8,862	8,565	8,401	8,164	7,377
Weighted average shares outstanding, basic	8,862	8,790	8,429	8,251	7,949	6,948

Per Share Data:
Net investment (loss) income	$(0.07)	$0.02	$(0.08)	$(0.06)	$(0.01)	$(0.45)
Net realized gain (loss) of portfolio securities	0.00	(1.77)	0.11	0.64	2.39	0.18
Net change in unrealized appreciation (depreciation) of portfolio securities	(2.12)	(1.38)	(2.36)	0.91	(0.60)	2.68
Net increase (decrease) in net amounts resulting from operations per share, basic and diluted	(2.19)	(3.13)	(2.33)	1.49	1.78	2.41
Distribution from net investment income	-	(0.02)	-	-	-	-
Return of capital distribution	-	(0.09)	(0.39)	-	(1.38)	-
Distribution of realized gains	-		(0.24)	(0.50)	(1.25)	-
Net asset value (including unrealized appreciation)	3.55	5.74	9.16	12.29	11.42	12.55

(1)           On June 30, 2009, our investment advisory agreement with Moore Clayton Capital Advisors, Inc., was terminated and we have since internalized the management of the Fund from that date.

SUMMARY OF THE OFFERING

Rights Being Offered by the Fund

We are issuing to stockholders of record on                , 2011 , the record date, one non-transferable right for each share of common stock outstanding.  Each three (3) rights will entitle the holder to acquire, at the subscription price, one (1) share of our common stock as further described in this prospectus.  We will not issue fractional shares upon the exercise of less than three rights.

Shares to be Issued
We currently have 8,861,646 shares of common stock outstanding.  If all the rights offered herein are exercised, we will issue 2,953,882 new shares, representing a 33.33% increase in the number of shares of common stock of the Fund outstanding.

Dilution
The following example indicates how a rights offering to increase the size of the Fund by issuing rights to subscribe for one-third of the number of shares outstanding would affect the net asset value of the common stock.  We have assumed a subscription price of $1.87 per share, which is a 10% discount from the market price per share of the Fund’s stock on November 30, 2010.  The actual subscription price could vary significantly from this assumed price.  This example  does not include any effects or influence on the share price due to investment performance, dividend policy, greater trading volume or the other qualitative aspects of the Fund’s shares.  These are intended to be indicative calculations and are not projections of future results of the Fund.

Current shares outstanding                                                                     8,861,646
Net asset value at September 30, 2010*                                                 $31.47 million
Net asset value per share                                                                         $3.55
Market price at November 30, 2010                                                         $2.08
Prevailing discount to net asset value                                                   41.4%

Number of new shares issued                                                                 2,953,882

Net proceeds after estimated issuance costs                                        $5.21 million
Net asset value after issuance                                                                 $36.69 million
Shares outstanding after issuance                                                         11,815,528
Net asset value per share after issuance                                               $3.11
Decrease in net asset value per share                                                   12.53%

* the most recently reported net asset value of the Fund.

Subscription Price
The subscription price per share will be 90% of the average of the last reported sale prices of a share of our common stock on the NYSE on the eighth (8th) day prior to the expiration date of the rights offering (the “Pricing Date”) and the eight preceding trading days.  Since the subscription price will be determined on the Pricing Date, rights holders who decide to acquire shares pursuant to the over-subscription privilege prior to the Pricing Date will not know the purchase price of those shares when they make their investment decision.

Subscription Period
The rights will be evidenced by a subscription certificate, but we will not mail such certificates to stockholders whose record addresses are outside the United States as described below.  There are two deadlines in connection with the offering:

(1)  Subject to certain exceptions, rights may be exercised at any time during the subscription period, which commences on           , 2011 , the record date, and ends at 5:00 p.m., Eastern Standard Time, on           , 2011 , the expiration date, unless the rights offering is terminated or the expiration date is extended by us; and

(2)  any stockholder wishing to exercise over-subscription privileges must provide our subscription agent with a completed subscription certificate by 5:00 p.m., Eastern Standard Time, on the day after the Pricing Date (“Notice Date”) (___________, 2011 ), unless the rights offering is terminated or the expiration date is extended by us.

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock that are not subscribed for by other stockholders by providing, on or prior to the Notice Date, payment for any additional shares or, in the case of registered shareholders, an irrevocable guarantee of payment.  If sufficient shares of our common stock are available, all record date stockholders’ over-subscription requests that are timely received will be honored in full.  If these requests exceed the shares of our common stock available in this rights offering, the available shares will be allocated pro rata among the record date stockholders who over-subscribe based on the number of rights originally issued to them by the Fund.

Restrictions on Foreign Stockholders

We will not mail subscription certificates to stockholders whose record addresses are outside the United States. Our subscription agent, American Stock Transfer & Trust Co., LLC, will hold the rights to which subscription certificates relate for foreign stockholders accounts until instructions are received to exercise the rights. If no instructions are received prior to the expiration date, which is         , 2011 , the rights will expire. Foreign stockholders holding shares through a U.S. broker-dealer should contact the broker-dealer regarding this offer. See “The Offer — Restrictions on Foreign Stockholders.”

Non-Transferability
Although the shares underlying the rights will, when the rights are exercised, trade on the NYSE, the rights themselves will not be listed on the NYSE or any other exchange, and you may not purchase or sell the rights.  If you do not exercise your rights before the conclusion of this offering, your rights will expire without value and may be taken up by other shareholders exercising over-subscription privileges as described above.

NYSE Symbol for the Common Stock	EQS.
Use of Proceeds
If all of the rights are exercised and shares of our common stock are sold at the subscription price of $          , the net proceeds of the rights offering are estimated to be approximately $           , after deducting expenses related to this rights offering payable by us, estimated at approximately $428,000 .  We plan to use the net proceeds of this rights offering for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

We estimate that it will take approximately six months for us to invest substantially all of the net proceeds of this rights offering.  The actual timing of our investments will depend upon the availability of attractive opportunities and market conditions; however, we can offer no assurance that we will be able to achieve this goal. See “Regulation as a Business Development Company—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

How to Subscribe
If you are exercising only your primary subscription rights and not participating in the exercise of any over-subscription privileges, you must deliver a completed subscription certificate to the subscription agent by the expiration date of the rights offering.

If your shares are registered in street name and held in your account at your broker-dealer or other nominee and you are participating in the exercise of over-subscription privileges, you (or your broker) must deliver a completed subscription certificate and full payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges) to the subscription agent on or prior to the Notice Date.

If you hold your shares in registered form and are participating in the exercise of over-subscription privileges, you must deliver one of the following to the subscription agent on or prior to the Notice Date:

(i) a completed subscription certificate and full payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges); or

(ii) a completed subscription certificate together with an irrevocable undertaking to make payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges) by the expiration date.  The undertaking is included on the right-hand side of the back of the subscription certificate and must be separately executed.

Registered shareholders who elect to provide an irrevocable undertaking as described above will be liable for the full subscription payment indicated on the subscription certificate.

Payment for Shares	See “The Rights Offering – Payment for Shares.”
Subscription Agent
The subscription agent for this rights offering is American Stock Transfer & Trust Co., LLC, 6201 15th Avenue, Reorg. Department, 3rd Floor, Brooklyn, New York 11219.  The telephone number for American Stock Transfer & Trust Co., LLC is 1-877-248-6417.

Information Agent
The information agent for this rights offering is The Altman Group, Inc.  You may contact The Altman Group toll-free with questions at 1-(800)-330-8705.  Broker-dealers and nominees may call (212) 400-2612.

Distribution Arrangements

We are managing this offering internally and will not use an underwriter, dealer or manager for this rights offering.  Further, we will not solicit the exercise of rights and participation in the over-subscription privilege by our stockholders.  The rights offering is not contingent upon any number of rights being exercised.

Risk Factors
An investment in our common stock is subject to significant risks.  The following is a summary of certain risks that you should carefully consider before investing in our common stock.  For a further discussion of these risk factors, please see “Risk Factors” beginning on page 12 .

Risks Related to Our Investments

•
Investments in small capitalization companies present certain risks that may not exist to the same degree as investments in larger, more established companies and will cause such investments to be volatile and speculative.

•	There is uncertainty regarding the value of our privately held securities.

•	We depend upon our Management for our future investment success.

•	Management may not be able to implement our investment objective successfully.

•	We may not realize gains from our equity investments.

•	We may not be able to make additional investments in our portfolio companies from time to time, which may dilute our interests in such companies.

•	We have invested in a limited number of portfolio companies.

•	The lack of liquidity of our privately held securities may adversely affect our business.

•	We have limited public information regarding the companies in which we invest.

•	Our portfolio companies may be highly leveraged.

•	The use of leverage may adversely affect our performance.

•	Our business depends on external financing.

•	Our net assets have declined substantially since 2007 and we have had net investment losses in four out of the past five years.

•	We may not be able to recommence our managed distribution policy and you might not receive dividends on your shares.

•	We operate in a highly competitive market for investment opportunities.

•	Failure to deploy new capital may reduce our return on equity.

•	Our investments in foreign securities, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

•	An economic downturn could affect our operating results.

•	We may experience fluctuations in our quarterly results.

•	The due diligence process that we undertake in connection with our investments may not reveal all facts that may be relevant in connection with an investment.

Risks Relating to This Offering

•
Our shares of common stock have traded at a discount to net asset value since they were listed on the NYSE, and we expect they will trade at a discount from net asset value immediately after this rights offering.

•	All shareholders will experience an immediate decrease in net asset value per share upon the closing of the rights offering.

•	The market price of our common stock may fluctuate significantly.

•	We may allocate the net proceeds from this rights offering in ways with which you may not agree.

•
Our largest stockholders could increase their percentage ownership in our shares as a result of this rights offering, which could further limit your ability to influence the outcome of key transactions, including a change of control.   In addition, insiders affiliated with one or both of our largest stockholders could gain control of the Fund.

Risks Relating to Our Business and Structure

•	Our ability to invest in private companies may be limited in certain circumstances.

•	Any failure on our part to maintain the Fund’s status as a BDC could reduce our operating flexibility.

•	We may not continue to qualify as a RIC under the Code.

•	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Risks Related to Our Operation as a BDC

•	Our management team has limited experience managing a BDC.

•	Our ability to enter into transactions with our affiliates is restricted.

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

•
Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Important Dates To Remember
Record Date	_________, 2011
Expiration Date for Over-Subscription Privilege (Notice Date)	_________, 2011 *
Expiration Date for Rights Offering	_________, 2011 *
Deadline for Subscription Certificates and Payment for Shares (Over-Subscription)**	_________, 2011 *
Deadline for Subscription Certificates and Payment for Shares (Basic Subscription)***	_________, 2011 *
Final Payment of Shares	_________, 2011 *
___________________
*	Unless the rights offering is extended.

**	A person exercising over-subscription rights must deliver a subscription certificate for shares on or prior to the Notice Date (unless the rights offering is extended).

***	A person exercising basic subscription rights must deliver a subscription certificate for shares prior to the expiration date of the rights offering (unless the rights offering is extended).

RISK FACTORS

An investment in our securities involves certain risks relating to our structure and investment objectives.  The risks and uncertainties described below are not the only ones facing Equus.  You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to exercise your rights or otherwise make an investment in our common stock.  Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.  If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected.  If that happens, the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Related to Our Investments

Investments in small capitalization companies present certain risks that may not exist to the same degree as investments in larger, more established companies and will cause such investments to be volatile and speculative.

We have invested and may continue to invest, in private, small and/or new companies that may be in their early stages of development.  Investments in these types of companies involve a number of significant risks, including the following:

•
They typically have shorter operating histories, narrower product lines and smaller market shares than public companies, which tend to render them more vulnerable to competitors’ actions and market conditions as well as general economic downturns;

•
They may have no earnings or experienced losses or may have limited financial resources and may be unable to meet their obligations under their securities, which may be accompanied by a deterioration in the value of their equity securities or any collateral or guarantees provided with respect to their debt;

•
They are more likely to depend on the management talents and efforts of a small group of persons and, as a result, the death, disability, resignation or termination of one or more of those persons could have a material adverse effect on their business and prospects and, in turn, on our investment;

•	They may have difficulty accessing the capital markets to meet future capital needs;

•
They generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•
Generally little public information exists regarding these companies, and investors in these companies generally must rely on the ability of the equity sponsor to obtain adequate information for the purposes of evaluating potential returns and making a fully informed investment decision.

There is uncertainty regarding the value of our privately held securities.

Our net asset value is based on the value we assign to our portfolio investments.  We determine the value of our investments in securities for which market quotations are not available as of the end of each calendar quarter, unless there is a significant event requiring a change in valuation in the interim.  Because of the inherent uncertainty of the valuation of portfolio securities that do not have readily ascertainable market values, our fair value determination may differ materially from the value that would have been used had a ready market existed for the securities.  We determine the fair value of investments for which no market quotations are available based upon a methodology that we believe reaches a reasonable estimation of fair value.  However, we do not necessarily apply multiple valuation metrics in reaching this determination and, in some cases, we do not obtain any third party valuations before reaching this determination.  Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments as well as our assessment of interest income recognition.  Our net asset value could be affected materially if our determinations of the fair value of our investments differ significantly from values based on a ready market for these securities.

At September 30, 2010, none of the securities in which we have invested is publicly traded or has readily available market quotations.  If, in the future, we make investments in companies whose securities are publicly traded and valued at their quoted market price (less a discount to reflect the estimated effects of restrictions on the sale of such securities), we will adjust our net asset value for changes in the value of any publicly held securities on a daily basis.

We depend upon Management for our future investment success.

We depend upon the diligence and skill of Management to select, structure, close and monitor our investments.  Management is responsible for indentifying, structuring, evaluating, monitoring, and disposing of our investments, and the services they collectively provide significantly impact our results of operations.  Our future success will depend to a significant extent on the continued service and coordination of Management.  Our success will depend on our ability to retain our existing Management and to recruit additional other highly qualified individuals.  If we are unable to integrate new investment and management personnel, we may be unable to achieve our desired investment results.

Management may not be able to implement our investment objective successfully.

Our current portfolio represents a shift from a regional focus and a record of investing in basic manufacturing and service companies to an investment strategy focused in sectors that are driven by significant social and demographic trends, such as an aging population, increased leisure time, the globalization of business and widespread concern about the environment and increasingly scarce energy resources.  Given recent economic events and changes in our board of directors and Management, we have revised our strategy to be more opportunistic, emphasizing investments which generate regular cash income and distributions, with less regard for a particular industry sector.  In order to implement our investment strategy, Management must analyze, conduct due diligence, invest in, monitor and sell companies in industries in which many of them have not previously been involved.  Also, we expect that our investment strategy will continue to require Management to investigate and monitor investments that are much more broadly dispersed geographically.  In addition, Management is required to provide valuations for investments in a broader range of securities, including debt securities, which may require expertise beyond that previously required.  We cannot assure investors that the overall risk of their investment in the Fund will be reduced as a result of our investment strategy.  In addition, following this rights offering, we may make additional investments in our existing portfolio companies and, therefore, the level of risk with respect to certain investments may be higher than it was prior to this rights offering.  If Management cannot achieve our investment objective successfully, the value of your investment in our common stock could decline substantially.

We may not realize gains from our equity investments.

We frequently invest in the equity securities of our portfolio companies.  Also, when we make a loan, we generally receive warrants to acquire stock issued by the borrower.  Ultimately, our goal is to sell these equity interests and realize gains.  These equity interests may not appreciate and, in fact, may depreciate in value.  Several of our portfolio companies have experienced net losses in recent years or have negative net worth as of their most recent available balance sheet date,  At September 30, 2010, several of our portfolio investments had estimated fair values, based upon our valuation methodologies, significantly below the initial cost of such investments.  At September 30, 2010, the cost basis of our portfolio investments was $55.4  million and our estimated fair value was $21.4  million.  Also, the market value of our equity investments may fall below our estimate of the fair value of such investments before we sell them.  Given these factors, there is a risk that we will not realize gains upon the sale of those or other equity interests that we hold.

We may not be able to make additional investments in our portfolio companies from time to time, which may dilute our interests in such companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company, or may have the opportunity to increase our investment in that company through the exercise of a warrant to purchase common stock or through follow-on investments in the debt or equity of that company.  We cannot assure you that we will make, or have sufficient funds to make, any such follow-on investments.  Any decision by us not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of investment and may result in a missed opportunity for us to increase our participation in a successful operation.  A decision not to make a follow-on investment may also dilute our equity interest in, or reduce the expected yield on, our investment.

We have invested in a limited number of portfolio companies.

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means we are not limited in the proportion of our assets that may be invested in the securities of a single issuer.  As a matter of policy, we generally have not initially invested more than 15% of the value of our net assets in a single portfolio company.  In view of the net asset value of the Fund as at September 30, 2010, however, we would expect that any new investments may exceed this percentage for the intermediate future.  Moreover, follow-on investments, disproportionate increases or decreases in the fair value of certain portfolio companies or sales of investments may result in more than 15% of our net assets being invested in a single portfolio company at a particular time.

At September 30, 2010, we had investments in 13 companies.  Following the completion of this rights offering, we intend to increase the number of investments and, possibly, the size of our average investment.  Even if the rights offering is successful, however, we expect that we still will have relatively few investments.

A consequence of a limited number of investments is that changes in business or industry trends or in the financial condition, results of operations or the market’s assessment of any single portfolio company will affect our net asset value and the market price of our common stock to a greater extent than would be the case if we were a “diversified” company holding a greater number of investments.

The lack of liquidity of our privately held securities may adversely affect our business.

Our portfolio investments consist principally of securities that are subject to restrictions on sale because they are not listed or publicly traded securities.  If any of these securities were to become publicly traded, our ability to sell them may still be restricted because we acquired them from the issuer in “private placement” transactions or because we may be deemed to be an affiliate of the issuer.  We will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available.  In addition, contractual or practical limitations may restrict our ability to liquidate our securities in portfolio companies because those securities are privately held and we may own a relatively large percentage of the issuer’s outstanding securities.  Sales also may be limited by market conditions, which may be unfavorable for sales of securities of particular issuers or generally.  The illiquidity of our investments may preclude or delay any disposition of such securities, which may make it difficult for us to obtain cash equal to the value at which we record our investments if the need arises.

We have limited public information regarding the companies in which we invest.

Our portfolio consists entirely of securities issued by privately held companies.  There is generally little or no publicly available information about such companies, and we must rely on the diligence of Management to obtain the information necessary for our decision to invest in them and in order to monitor them effectively.  We cannot assure you that such diligence efforts will uncover all material information about such privately held businesses necessary to make fully informed investment decisions.

Our portfolio companies may be highly leveraged.

Investments in leveraged buyouts and in highly leveraged companies involve a high degree of business and financial risk and can result in substantial losses.  A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.  The use of leverage by portfolio companies also magnifies the increase or decrease in the value of our investment as compared to the overall change in the enterprise value of a portfolio company.

Many of our portfolio companies have incurred substantial debt in relation to their equity capital.  Such indebtedness generally has a term that will require that the balance of the loan be refinanced when it matures.  If a portfolio company cannot generate adequate cash flow to meet the principal and interest payments on its debt or is not successful in refinancing the debt upon its maturity, our investment could be reduced or eliminated through foreclosure on the portfolio company’s assets or by the portfolio company’s reorganization or bankruptcy.

A substantial portion of the debt incurred by portfolio companies may bear interest at rates that fluctuate in accordance with a stated interest rate index or the prime lending rate.  The cash flow of a portfolio company may not be sufficient to meet increases in interest payments on its debt.  Accordingly, the profitability of our portfolio companies, as well as the value of our investments in such companies, will depend significantly upon prevailing interest rates.  In recent months the level of interest rates have increased, which will have an adverse effect on the ability of our portfolio companies to service their floating rate debt and on their profits.

Leverage may impair the ability of our portfolio companies to finance their future operations and capital needs.  As a result, the ability of our portfolio companies to respond to changing business and economic conditions and to business opportunities may be limited.

The use of leverage may adversely affect our performance.

Although we have no intention of doing so at any time in the next 12 months, we may utilize leverage for the Fund by borrowing or issuing preferred stock or short-term debt securities.  Borrowings and other capital generated from leverage will result in lenders and other creditors with fixed dollar claims on our assets that are superior to the claims of our common shareholders.  If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged.  Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed.  Leverage is generally considered a speculative investment technique.

Our business depends on external financing.

Our business requires a substantial amount of cash to operate.  We may borrow funds to pay contingencies or expenses or to make investments, to maintain our pass-through tax status as a RIC under Subchapter M of the Code.  We are permitted under the 1940 Act to borrow if, immediately after the borrowing, we have an asset coverage ratio of at least 200%.  That is, we may borrow an amount equal to as much as 50% of the fair value of our total assets (including investments made with borrowed funds).  The amount and nature of any such borrowings depend upon a number of factors over which we have no control, including general economic conditions, conditions in the financial markets and the impact of the financing on the tax treatment of our stockholders.  The use of leverage, even on a short-term basis, could have the effect of magnifying increases or decreases in our net asset value.  While the “spread” between the current yield on our investments and the cost of any loan would augment the return to our stockholders, if the spread narrows (because of an increase in the cost of debt or insufficient income on our investments), distributions to our stockholders could be adversely affected.  This may render us unable to meet our obligations to our lenders, which might then require us to liquidate some or all of our investments.  There can be no assurance that we would realize full value for our investments or recoup all of our capital if we needed to liquidate our portfolio investments.

Many financial institutions are unwilling to lend against a portfolio of illiquid, private securities.  The make-up of our portfolio has made it more difficult for us to borrow at the level and on the terms that we desire.  Our borrowings have historically consisted of a revolving line of credit, the proceeds of which we may use to provide liquidity for expenses and contingencies and to make new or follow-on investments, and a line of credit, promissory note or margin account used quarterly to enable us to achieve adequate diversification to maintain our pass-through tax status as a RIC.  Although we believe the Fund’s liquidity is sufficient for our operating expenses for the next twelve months, we could be wrong.  If we are wrong, we would have to obtain capital from other sources to pay Fund expenses, which could involve selling one or more of our portfolio holdings at an inopportune time and at a price that may be less than would be received if such holding were sold in a more competitive and orderly manner.

The costs of borrowing money may exceed the income from the portfolio securities we purchase with the borrowed money.  We will suffer a decline in net asset value if the investment performance of the additional securities purchased with borrowed money fails to cover their cost to the Fund (including any interest paid on the money borrowed).  A decline in net asset value could affect our ability to make distributions on our common stock.  Our failure to distribute a sufficient portion of our net investment income and net realized capital gains could result in a loss of pass-through tax status or subject us to a 4% excise tax.  If the asset coverage for debt securities issued by the Fund declines to less than 200% (as a result of market fluctuations or otherwise), we may be required to sell a portion of our investments when it is disadvantageous to do so.  See “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Our net assets have declined substantially since 2007 and we have had net investment losses in four out of the past five years.

Our net assets have declined from $103.2 million at the end of 2007 to $31.5 million as of September 30, 2010.  Moreover, we have had net investment losses in four out of the past five years, with a net investment loss of $0.6 million for the nine months ended September 30, 2010.  We cannot assure you that we will be able to increase our net assets or generate net investment income.  If we fail to increase the Fund’s net assets or generate net investment income, such failure will likely have a material adverse effect upon the Fund, its results of operation, and its financial condition.  You could lose all or a substantial amount of your investment in the Fund as a result.

We may not be able to recommence our managed distribution policy and you might not receive dividends on your shares.

On March 24, 2009, we announced a suspension of our managed distribution policy and payment of quarterly dividends for an indefinite period, following the distribution of the first quarter 2009 dividend paid on March 30, 2009.  As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year.  In the first six months of 2010, we have undergone certain changes in our board of directors and Management.  These changes and the rights offering have been pursued, in part, with the objective of increasing the number of attractive investment opportunities to us and revising our investment strategy to include more recurrent cash income producing investments, all of which could ultimately result in the resumption of our managed distribution policy at some time in the future.  The implementation of these revisions to our investment strategy and the recurrent generation of cash income from our investments, however, cannot be guaranteed.  If we were unable to resume our managed distribution policy and were further unable to profitably sell or otherwise dispose of our portfolio company investments, you might not receive dividends on your shares.

We operate in a highly competitive market for investment opportunities.

We compete with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, investment entities, foreign investors and individuals and other sources of financing, including traditional financial services companies such as commercial banks.  In recent years, the number of investment vehicles seeking small capitalization investments has increased dramatically.  Many of our competitors are substantially larger and have considerably greater financial resources than we do, and some may be subject to different and frequently less stringent regulation.  As our portfolio size increases, we expect that some of our investments will be larger.  We believe that we will face increased competition to participate in these larger transactions.  These competitors may have a lower cost of funds and many have access to funding sources that are not available to us.  In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares.  As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time.  We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations.

Failure to deploy new capital may reduce our return on equity.

If all of the rights are exercised after the completion of this rights offering, we will increase the amount of our available cash on hand for investments.  If we then fail to invest our new capital in a timely and effective manner, our return on equity will be negatively impacted, which could reduce the price of the shares of our common stock that you own.  We believe we can identify and invest the net proceeds of this rights offering in approximately six months; however, our ability to do so will depend, in part, on conditions outside of our control.  If we cannot find investment opportunities consistent with our investment objective and market conditions, we will invest the proceeds of this rights offering in temporary investments such as cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.  This would result in income to the Fund that is lower than we currently expect, which would depress our overall returns and dividends paid to stockholders.  See “Regulation as a Business Development Company – Temporary Investments.”

Our investments in foreign securities, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be made in securities of foreign companies.  Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks may include fluctuations in foreign currency values, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments are denominated in U.S. dollars, any investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.  We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or that, if we do, such strategies will be effective.

An economic downturn could affect our operating results.

An economic downturn may adversely affect companies having an enterprise value varying from $15 to $75 million, which are our primary market for investments.  During periods of adverse economic conditions such as presently exists generally in the United States, these companies often experience decreased revenues, financial losses, difficulty in obtaining access to financing and increased funding costs.  During such periods, these companies also may have difficulty expanding their businesses and operations and may be unable to meet their debt service obligations or other expenses as they become due.  Any of the foregoing developments could cause the value of our investments in these companies to decline.  In addition, during periods of adverse economic conditions, we may have difficulty accessing financial markets, which could make it more difficult or impossible for us to obtain funding for additional investments.  Any of these events could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly operating results due to a number of factors, including variations in, and the timing of, the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the ability to find and close suitable investments and general economic conditions.  The volatility of our results is exacerbated by our relatively small number of investments.  As a result of these factors, you should not rely on our results for any period as being indicative of performance in future periods.

The due diligence process that we undertake in connection with our investments may not reveal all facts that may be relevant in connection with an investment.

Before making our investments, we conduct due diligence that we deem reasonable and appropriate based on the facts and circumstances applicable to each investment.  The objective of the due diligence process is to identify attractive investment opportunities based on the facts and circumstances surrounding an investment and to prepare a framework that may be used from the date of an acquisition to drive operational achievement and value creation.  When conducting due diligence, we evaluate a number of important business, financial, tax, accounting, environmental and legal issues in determining whether or not to proceed with an investment.  Our due diligence review with respect to a potential portfolio company typically includes, but is not limited to, a review of historical and prospective financial information including audits and budgets, on-site visits and interviews with management, employees, customers and vendors, a review of business plans and an analysis of the consistency of operations with those plans, and other research relating to the company, management, industry, markets, products and services, and competitors.  Outside consultants, legal advisers, accountants and investment banks are expected to be involved in the due diligence process in varying degrees depending on the type of investment.  Nevertheless, when conducting due diligence and making an assessment regarding an investment, we are required to rely on resources available to us, including information provided by the portfolio company and, in some circumstances, third party investigations.  The due diligence process may at times be subjective, including with respect to newly organized companies for which only limited information is available.  Accordingly, we cannot assure you that the due diligence investigation that we will carry out with respect to any investment opportunity will reveal or highlight all relevant facts that may be necessary or helpful in evaluating such investment opportunity.  We also cannot assure you that such an investigation will result in an investment being successful.

Risks Relating To This Offering

All shareholders will experience an immediate decrease in the net asset value of their shares upon the closing of the rights offering.

We expect the subscription price for the rights to be less than our net asset value per share, so our stockholders will experience an immediate decrease in the aggregate net asset value of their shares as a result of the rights offering, irrespective of whether stockholders exercise all or any portion of their rights.  We cannot determine the amount of any decrease in net asset value because we do not know at this time what the net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the rights offering; however, the decrease in net asset value per share could be significant.

The following example indicates how a rights offering to increase the size of the Fund by issuing rights to subscribe for one- third of the number of shares outstanding would affect the net asset value of the common stock.  This example does not include any effects or influence on the share price due to investment performance, dividend policy, greater trading volume or the other qualitative aspects of the Fund’s shares.  These are intended to be indicative calculations and are not projections of future results of the Fund.

Current shares outstanding	8,861,646
Net asset value at 9/30/10 *	$ 31.5 million
Net asset value per share	$ 3.55
Market price at 11/30/10	$ 2.08
Prevailing discount to net asset value	41.4%
Number of new shares issued	2,953,882
Net proceeds after issuance costs	$_________ million
Net asset value after issuance	$_________ million
Shares outstanding after issuance	11,815,528
Net asset value per share after issuance	$______
Decrease in net asset value per share	_____%

* the most recently reported net asset value of the Fund.

Registered shareholders who provide an irrevocable undertaking to exercise over-subscription privileges will be liable to the Fund if payment is not made by the expiration of the rights offering.

Registered shareholders who elect to exercise over-subscription privileges must provide to the subscription agent, on or before the Notice Date (____________, 2011 ) , either (i) a completed subscription certificate and full payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges); or (ii) a completed subscription certificate together with an irrevocable undertaking to make payment for all shares subscribed (including shares subscribed pursuant to over-subscription privileges) by the expiration of the rights offering.

 Regardless of the method elected above, full payment for all shares so subscribed must be received by the subscription agent by the expiration date.  The irrevocable undertaking is a legally binding commitment and the failure by a shareholder to make the full subscription payment by the expiration date following the submission of an irrevocable undertaking will result in liability to the Fund for such payment, which could include costs of collection and reasonable attorney’s fees.

Our shares of common stock have traded at a discount to net asset value since they were listed on the NYSE, and we expect they will trade at a discount from net asset value immediately after this rights offering.

Shares of closed-end investment companies frequently trade at a discount from net asset value, and our shares of common stock have traded at a discount to net asset value since they were listed on the NYSE.  If our common stock continues to trade below its net asset value, with limited exceptions such as this rights offering, we generally will not be able to issue additional shares of our common stock at the market price without first obtaining the approval for such issuance from our stockholders and our independent directors.  This characteristic of shares of a closed-end fund, such as a BDC, is a risk separate and distinct from the risk that our net asset value will decrease.

The market price of our common stock may fluctuate significantly.

The market price and marketability of shares of our common stock may be affected significantly by numerous factors, including many over which we have no control and which may not be directly related to us.  These factors include the following:

•	Our relatively small number of outstanding shares and the lack of liquidity that follows from this small float;

•	Price and volume fluctuations in the stock market from time to time, which often are unrelated to the operating performance of particular companies;

•	Significant volatility in the market price and trading volume of securities of BDCs, which is not necessarily related to operating performance;

•	Changes in regulatory policies or tax guidelines, particularly with respect to BDCs;

•	Changes in earnings or variations in operating results;

•	Any shortfall in revenue or net income or any increase in losses from expected levels;

•	Announcements of new or follow-on investments in portfolio companies;

•	The sale or proposed sale of a portfolio investment; and

•	General economic trends and other external factors.

If the trading price of our common stock falls significantly following completion of this rights offering, this may cause some of our shareholders to sell our shares, which would further adversely affect the trading market for, and liquidity of, our common stock.  If we seek to raise capital through future equity financings, this volatility may adversely affect our ability to raise such equity capital.

We may allocate the net proceeds from this rights offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of this rights offering and may use the net proceeds from this rights offering in ways with which you may not agree or for purposes other than those contemplated at the time of the rights offering.

Our largest stockholders could increase their percentage ownership in our shares as a result of this rights offering, which could further limit your ability to influence the outcome of key transactions, including a change of control.   In addition, insiders affiliated with one or both of our largest stockholders could gain control of the Fund.

As of the date of this prospectus, our two largest stockholders collectively beneficially own 17.94% of the outstanding shares of our common stock and may choose to exercise their subscription rights from this offering and may further choose to exercise over-subscription privileges in the event that some of our shareholders determine not to exercise their rights hereunder.  If, in the unlikely event that no other shareholders exercised their rights and all such rights were acquired by our two largest stockholders pursuant to the exercise of over-subscription privileges, they could collectively increase their beneficial ownership percentage in our common stock to over 38%.  This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of the Fund, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of the Fund

or may ultimately affect the market price of our common stock.   Moreover, insiders affiliated with one or both of our largest stockholders could, in such an event, gain control of the Fund.

Risks Related to Our Business and Structure

Our ability to invest in private companies may be limited in certain circumstances.

If we are to maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.  A principal category of qualifying assets relevant to our business is securities purchased in transactions not involving any public offer from issuers that are eligible portfolio companies under the 1940 Act.  Investments in companies organized outside of the United States or having a principal place of business outside of the United States are not eligible portfolio companies.

Any failure on our part to maintain the Fund’s status as a BDC could reduce our operating flexibility.

If we do not maintain the Fund’s status as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act.  This could impose tighter limitations on Equus in terms of the use of leverage and transactions with affiliated entities.  Such developments could correspondingly decrease our operating flexibility.

We may not continue to qualify as a RIC under the Code.

To remain entitled to the tax benefits accorded to RICs under the Code, we must meet certain income source, asset diversification and annual distribution requirements.  To qualify as a RIC, we must derive each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or currencies and net income from interests in certain “qualified” publicly traded partnerships.  The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. As discussed above in “Our business is dependent on external financing,” we historically have borrowed funds necessary to make qualifying investments to satisfy the Subchapter M diversification requirements.  If we fail to satisfy such diversification requirements and cease to qualify for conduit tax treatment, we will be subject to income tax on our income and gains and will not be permitted to deduct distributions paid to stockholders. In addition, our distributions will be taxable as dividends to the extent paid from earnings and profits. We may also cease to qualify as a RIC, or be subject to income tax and/or a 4% excise tax, if we fail to distribute a sufficient portion of our net investment income and net realized capital gains.  The loss of our RIC qualification would have a material adverse effect on the total return, if any, obtainable from an investment in our common stock.

Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, except for limited situations such as this offering, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, any such effects may adversely affect our business and impact our ability to make distributions.

Risks Related to Our Operation as a BDC

Our management team has limited experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. See “Regulation as a Business Development Company.” Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus. See “Regulation as a Business Development Company.”

Furthermore, our management team’s limited experience in managing a BDC that qualifies as a RIC, which is subject to operating limitations under the Code, may hinder our ability to invest in certain assets that might otherwise be part of our investment strategy, thus reducing the return on your investment. For a description of the requirements to maintain RIC pass-through tax treatment, please see “Certain U.S. Federal Income Tax Considerations.”

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we generally are prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

•
Senior Securities.  As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than that of our common stockholders. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•
Additional Common Stock.  Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

THE RIGHTS OFFERING

Purpose Of The Offer

Our board of directors has determined that this rights offering is in the best interest of the Fund and our stockholders.  The rights offering gives our existing stockholders the right to purchase additional shares at a price below the then current market price of our shares.  The rights offering will increase the amount of equity capital available to us for making additional investments.

In determining that this rights offering was in the best interests of our shareholders, the board considered, among other things, the following factors:

•	The subscription price relative to the market price and to our net asset value per share;

•	The increased equity capital to be available to us upon completion of the rights offering for making additional investments consistent with our investment objective;

•	The dilution to non-exercising stockholders;

•	The terms and expenses of a self-directed rights offering relative to a dealer managed rights offering or other alternatives for raising capital;

•	The size of the rights offering in relation to the number of shares outstanding;

•	The market price of our common stock, both before and after the announcement of this rights offering;

•	The general condition of the securities markets; and

•	Any impact on operating expenses associated with an increase in capital.

We cannot give any assurance as to the amount of dilution that a stockholder will experience or that this rights offering will be successful.

The purpose of setting the determination of the subscription price on the Pricing Date, which is eight days prior to the expiration of this rights offering, is to provide certainty as to the subscription price and attract the maximum participation of stockholders in the rights offering, with minimum dilution to nonparticipating stockholders.

In addition to the factors described above, the board considered using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on the Fund if this rights offering is not fully subscribed and the costs and expenses that will be avoided by managing the rights offering internally versus retaining a dealer or manager.

Possible Benefits to Our Stockholders

We believe that this rights offering is in the best interests of the Fund and our stockholders.  Among the reasons for our belief is the following:

Greater Investment Opportunities

With more assets, we believe that we may have better access to the capital markets to take advantage of attractive investment opportunities.  An increase in the capital not only will give us more capital to invest, but also may improve qualitatively the range of investments available to us, which would be beneficial to our stockholders.  For example, more investment capital should afford us an opportunity to invest in a broader range of securities and opportunities to invest in larger and more mature portfolio companies.  A larger pool of capital may also allow us to participate in investments at a higher and more meaningful level.  Some investment firms limit the opportunity to co-invest with them based on a minimum investment size.  In order to avail ourselves of the full range of private investment opportunities with such investors, we would like to increase the scale of our initial investments, and we believe the proposed increase in our capitalization will facilitate such an increase without imprudently concentrating our investments.

We believe that greater deal flow, which may be achieved with more capital, will enable us to be a more significant participant in the private equity market and to compete more effectively for the attractive, co-investment opportunities, including co-investment opportunities with other funds and private equity investment vehicles having greater resources.

Resumption of Managed Distribution Policy

On March 24, 2009, we announced a suspension of our managed distribution policy and payment of quarterly dividends for an indefinite period, following the distribution of the first quarter 2009 dividend paid on March 30, 2009.  As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year.  In the first six months of 2010, we have undergone certain changes in our board of directors and Management.  These changes and the rights offering have been pursued, in part, with the objective of increasing the number of attractive investment opportunities to us and revising our investment strategy to include more cash income producing investments, all of which could ultimately result in the resumption of our managed distribution policy at some time in the future.  A consistent stream of earnings derived from a larger and more diversified portfolio, together with an increase in the proportion of our investments in debt securities paying cash interests, could provide us with a larger, more predictable cash flow, which in time could support a sustainable dividend.

Reduced Discount

We believe that a larger and more diverse investment portfolio and a regular quarterly dividend, if any, could result in a share price for the Fund that is closer to its net asset value.

Reduced Expenses Per Share

A rights offering that increases our total assets also may reduce our expenses per share due to the spreading of fixed expenses over a larger asset base.  We must bear certain fixed expenses, such as governance and certain compliance costs, that do not generally vary based on the size of the Fund.  On a per share basis, however, these fixed expenses should be reduced on a relative basis when supported by a larger asset base.

Liquidity

If we issue additional shares, our market capitalization and the number of our publicly traded shares of common stock will increase, which may afford all holders of our common stock greater liquidity.  With approximately 8.9 million shares currently outstanding, there is limited daily trading volume in our shares.  We believe that this low trading volume subjects our shares to significant price volatility.  A larger number of shares outstanding also may help absorb the effect of purchases or sales of common stock with less volatility in price.

Discounted Subscription Price

The rights offering provides an opportunity for our existing stockholders to purchase additional shares potentially at a price below the current market price without incurring significant transaction costs.

We have no current plans to make additional rights offerings.  However, we may, in the future, choose to make additional rights offerings if our board of directors determines that a rights offering would be in the best interests of the Fund and our stockholders.  Any such future rights offerings, if effected, will be made in accordance with the then-applicable requirements of the Investment Company Act of 1940 and the Securities Act of 1933.

We cannot give any assurance that the Fund or our stockholders will achieve any of the foregoing objectives or benefits through this offer.

Terms of the Offer

We are issuing to our stockholders, as of the record date, non-transferable rights to subscribe for an aggregate of up to 2,953,882 shares.  Each stockholder is being issued one right for every share of common stock held by them on the record date.  Each three (3) rights entitles the stockholder to acquire one (1) share at the subscription price.  We will not issue fractional shares upon the exercise of less than three rights.  The exercise of rights, exclusive of over-subscription privileges as described below, is referred to herein as the “primary subscription.”  For primary subscriptions, the rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “ — Foreign Stockholders.”

The rights are not transferable.  You may not purchase or sell them.  The rights will not trade on the NYSE or any other exchange.  The shares to be issued upon the exercise of the rights, however, will trade on the NYSE under the symbol “EQS.”  If you do not exercise your rights before the conclusion of this offer, your rights will expire without value and shall thereafter be subject to over-subscription privileges of other stockholders as described below.

For purposes of determining the number of shares a stockholder may acquire pursuant to the rights offering, broker-dealers, trust companies, banks or others whose shares are held “of record” by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights that must be exercised in order for the rights offering to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders will be offered, by means of the over-subscription privilege, to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription.  Stockholders should indicate, on the subscription certificate that they submit with respect to the exercise of the rights issued to them, how many additional shares they are willing to acquire pursuant to the over-subscription privilege.  Stockholders who wish to subscribe for additional shares should note the following:

•
Street Name Stockholders.  Stockholders whose shares are registered in street name and are held in their account at their broker-dealer or other nominee and who are participating in the exercise of over-subscription privileges must deliver a completed subscription certificate and full payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges) to the subscription agent on or before the Notice Date.

•
Registered Stockholders.  Stockholders who hold their shares in registered form and are participating in the exercise of over-subscription privileges must deliver one of the following to the subscription agent on or before the Notice Date:

(i)
a completed subscription certificate together with an irrevocable undertaking to make payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges); or

(ii)
a completed subscription certificate together with an irrevocable undertaking to make payment for all shares subscribed (including shares subscribed pursuant to the exercise of over-subscription privileges) by the expiration date.  The undertaking is included on the right-hand side of the back of the subscription certificate and must be separately executed.

Registered shareholders who elect to provide an irrevocable undertaking as described above will be liable for the full subscription payment as indicated on the subscription certificate.

If sufficient additional shares remain, all stockholders’ over-subscription requests which have been timely received will be honored in full.  If stockholder requests for shares pursuant to the over-subscription privilege exceed the additional shares available, the available additional shares will be allocated pro rata among stockholders who oversubscribe based on the number of rights originally issued to such stockholders.  The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in the delivery of whole shares.  The allocation process may involve a series of allocations to ensure that the total number of shares available for over-subscriptions is distributed on a pro-rata basis.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full.  Nominee holder over-subscription certificates and beneficial owner listing certification forms will be distributed to banks, brokers, trustees and other nominee holders with the subscription certificates.

We will not offer or sell in connection with the rights offering any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

The Subscription Price

The subscription price for the shares to be issued pursuant to the rights offering will be 90% of the average of the last reported sale prices of a share on the NYSE on the Pricing Date and the preceding eight trading days.  For example, if the average of the last reported sale prices of a share on the NYSE on the Pricing Date and the preceding eight trading days were $2.08 , the subscription price would be $1.87 per share (90% of market price).  Since the expiration date will be           , 2011 (unless we extend the subscription period), rights holders exercising their over-subscription privileges prior to the Pricing Date will not know the subscription price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to the primary subscription and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $1.87 per share.  See “— Payment for Shares” below.  Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent.  Notwithstanding the foregoing, we may cancel this rights offering prior to the expiration date, even after the rights have been distributed and subscriptions have been received.

Expiration Of The Offering

The rights offering will expire at 5:00 p.m., Eastern Standard Time, on                , 2011, unless extended by us.  The rights will expire on the expiration date of the rights offering and thereafter may not be exercised.  Any extension of the rights offering will be followed as promptly as practicable by announcement thereof, and in no event later than 9:00 a.m., Eastern Standard Time, on the next business day following the previously scheduled expiration date.  Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Any stockholder wishing to exercise over-subscription privileges must provide our subscription agent with a completed subscription certificate by 5:00 p.m., Eastern Standard Time, on the Notice Date (_________, 2011 ), unless extended by us.

Termination Of The Offering

We may terminate the rights offering at any time and for any reason prior to the expiration date.  If we terminate the rights offering, we will issue a press release announcing such termination and will direct the subscription agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase shares.

Information Agent

The Altman Group, Inc. serves as our information agent in connection with this rights offering.  Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices may be directed to the information agent at its telephone number, street address, and email address listed below:

THE ALTMAN GROUP, INC.
1200 Wall Street West, 3rd Floor
Lyndhurst, NJ 07071
Toll Free: (800) 330-8705
Banks and Brokers call: (212) 400-2610
info@altmangroup.com

Stockholders may also contact their brokers or nominees for information with respect to the rights offering.  The information agent will receive a fee estimated to be $7,500, plus reimbursement for its out-of-pocket expenses related to the rights offering.

Subscription Agent

The subscription agent is American Stock Transfer & Trust Co., LLC.  The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $25,000 , plus reimbursement for all out-of-pocket expenses related to the rights offering.

Completed subscription certificates must be sent together with proper payment of the subscription price for all shares subscribed for in the primary subscription and the over-subscription privilege to the subscription agent within the prescribed time period by one of the methods described below.  See “— Payment for Shares” below.

Subscription certificate delivery method	Address/number
By First Class Mail, Express Mail or Overnight Courier	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue 3rd Floor Brooklyn, NY 11219
By Hand to New York Delivery Window	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue 3rd Floor Brooklyn, NY 11219

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Methods For Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “– Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee.  Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the subscription agent, together with payment in full for the shares at the subscription price by the expiration date of the rights offering.

For those stockholders exercising their basic subscription rights only, completed subscription certificates and related payments must be received by the subscription agent prior to 5:00 p.m., Eastern Standard Time, on or before the expiration date, at the offices of the subscription agent at the address set forth above.  Fractional shares will not be issued upon the exercise of rights.

For those stockholders exercising over-subscription privileges, completed subscription certificates must be received by the subscription agent prior to 5:00 p.m., Eastern Standard Time, on or before the Notice Date, at the offices of the subscription agent at the address set forth above.  Full payment for all shares subscribed must be received by the subscription agent prior to 5:00 p.m., Eastern Standard Time, on or before the expiration date, at the offices of the subscription agent at the address set forth above.

Record Date Stockholders Whose Shares Are Held By A Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their rights.  In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “— Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights.  If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “– Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding.  No alternative, conditional or contingent subscriptions will be accepted.  We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders.  Foreign stockholders will receive written notice of this rights offering.  The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law.  If no instructions have been received by 5:00 p.m., Eastern Standard Time, on _______________, 2011 , three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), we will consider such rights as having not been exercised and shall be subject to other stockholders who have elected to exercise oversubscription privileges as described herein.

Payment For Shares

Subscribers for Primary Subscription Rights Only.  Exercising rights holders must send the subscription certificate together with payment for the shares acquired in the primary subscription to the subscription agent based on the estimated subscription price of $1.87 per share (90% of $2.08 , the last reported sale price of a share on the NYSE on November 30 , 2010).  To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, prior to 5:00 p.m., Eastern Standard Time, on the expiration date.

Subscribers for Over-Subscription Rights.  Stockholders who wish to subscribe for shares in addition to the primary subscription must comply with the requirements described under “Over-Subscription Privilege” above.

All payments by an exercising rights holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to “Equus Total Return – Rights Offering”.  The subscription agent will deposit all funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending pro-ration and distribution of the shares.  The subscription agent will not accept wire transfers.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO US WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN STANDARD TIME, ON THE RELEVANT DATE(S).  BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER’S CHECK OR MONEY ORDER.  WIRE TRANSFERS WILL NOT BE ACCEPTED.

On a date within eight business days following the expiration date, the subscription agent will send to each exercising rights holder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (1) the number of shares purchased pursuant to the primary subscription; (2) the number of shares, if any, acquired pursuant to the over-subscription privilege; (3) the per share and total purchase price for the shares; and (4) any additional amount payable to us by the exercising rights holder or any excess to be refunded by us to the exercising rights holder, in each case based on the subscription price as determined on the expiration date.  If any exercising rights holder, if eligible, exercises his right to acquire shares pursuant to the over-subscription privilege within the time periods specified under “Over-Subscription Privilege” above, any excess payment which would otherwise be refunded to him will be applied by us toward payment for shares acquired pursuant to the exercise of the over-subscription privilege.  Any additional payment required from an exercising rights holder must be received by the subscription agent within ten business days after the confirmation date.  Any excess payment to be refunded by us to an exercising rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable.

Issuance of the shares purchased is subject to collection of checks and actual payment.  If an exercising rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the relevant date, the subscription agent reserves the right to take any or all of the following actions: (1) consider any rights not fully paid for as unsubscribed and therefore subject to other stockholders who have elected to exercise over-subscription privileges; (2) apply any payment actually received by it from the exercising rights holder toward the purchase of the greatest whole number of shares which could be acquired by such exercising rights holder upon exercise of the primary subscription and/or the over-subscription privilege, and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares, or the commencement of an action to collect the subscription payment, which may include all costs of collection and reasonable attorney’s fees.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding.  We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right.

Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion.  The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER “– NOTICE OF NAV DECLINE.”

Notice of NAV Decline

As required by the SEC’s registration form, we will suspend the rights offering until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 10% from our net asset value as of that date.  Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit exercising rights holders to cancel their exercise of rights.

Delivery of Stock Certificates

Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee.  With respect to all other stockholders, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

Federal Income Tax Consequences of the Offering

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right.  If either of clauses (1) and (2) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.  We will not, however, make any determination regarding the fair market value of the rights issued in this offering.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued.  If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

A record date stockholder’s tax basis for purposes of determining gain or loss upon the sale of a share acquired upon the exercise of the rights will be equal to the sum of the record date stockholder’s basis in the rights, if any, and the subscription price per share.  A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

This is a general summary of the material federal income tax consequences of the rights offering under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are U.S. persons within the meaning of the Code, and does not address any foreign, state or local tax consequences.  The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive.  Exercising rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

Retirement Plan Considerations

In the case of any stockholder which is a tax-qualified retirement plan or an individual retirement account, or IRA, the employer or IRA owner should be aware that additional contributions of cash to the plan or IRA (other than a rollover contribution or trustee-to-trustee transfer from another plan or IRA), which is made to provide the plan or IRA with sufficient funds to exercise rights, could result in a nondeductible or excess contribution and lead to the imposition of an excise tax.  Further, in the case of a tax-qualified defined contribution plan, the additional contribution could cause the contribution and allocation limits of Section 415 of the Code to be exceeded, adversely affecting the tax-qualified status of the plan.

Employers and IRA owners should also be aware that, if a tax-qualified retirement plan or IRA borrows in order to finance the exercise of rights received as a stockholder, the plan or IRA may become subject to the tax on unrelated business taxable income under Section 511 of the Code.  Further, if any portion of an IRA is pledged or used as security for a loan, such portion may be treated as distributed and taxable to the IRA owner.

ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, which may impact the exercise or sale of rights received by a retirement plan or IRA as a stockholder.  Due to the complexity of these rules and the penalties for noncompliance, employers and IRA owners should consult with their counsel and other advisers regarding the consequences of the exercise or sale of rights by retirement plans and IRAs under ERISA and the Code.

Certain Effects Of This Offering

Our largest shareholders may, either individually or collectively, increase their beneficial ownership percentage in the Fund from this rights offering because some of our shareholders may not exercise their rights and such rights will be subject to over-subscription privileges elected by other shareholders, which may include one or more of our largest shareholders.  If, in the unlikely event that no other shareholders exercised their rights and all such rights were acquired by one or both of our two largest shareholders pursuant to the exercise of over-subscription privileges, their collective ownership could exceed 38% of our common stock.

PLAN OF DISTRIBUTION

On or about                    , 2011 , we will distribute the rights, subscription forms, and copies of this prospectus to individuals who owned shares of common stock on                    , 2011 , the record date without the services of an underwriter or selling agent. These rights are not transferable and will not be traded on the NYSE or any other exchange.  The shares to be issued upon the exercise of the rights, however, will trade on the NYSE under the symbol “EQS.” If you wish to exercise your rights and purchase shares of Equus common stock, you should complete the subscription form and return it with payment for the shares, to American Stock Transfer & Trust Co., LLC the subscription agent, at the applicable address set forth on page 28 .

Please see the discussion in the section of this prospectus entitled "The Rights Offering" for additional information about the rights offering. If you have any questions, you should contact the information agent, The Altman Group, Inc. toll free, at (800) 330-8705 for calls within the U.S., Canada, and Puerto Rico or collect at (201) 806-7300 for calls outside the U.S., Canada or Puerto Rico.  Banks and brokers should call (212) 400-2612.

We are not aware of any existing agreements between any shareholder, broker, dealer, underwriter, finder or agent relating to the sale or distribution of the common stock underlying the rights.

USE OF PROCEEDS

If shares of our common stock are sold at the subscription price of $_________, the net proceeds of the rights offering are estimated to be approximately $__________, after deducting expenses related to this rights offering payable by us estimated at approximately $428,000 .  We plan to use the net proceeds of this rights offering for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies, and, pending such investments, we will invest the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.

We estimate that it will take six months for us to invest substantially all of the net proceeds of this rights offering, depending on the availability of attractive opportunities and market conditions.  However, we can offer no assurance that we will be able to achieve this goal. See “Regulation as a Business Development Company – Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.  See “Risk Factors – Risks Related to Our Investments – Failure to deploy new capital may reduce our return on equity.”

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is listed on the NYSE under the symbol “EQS”.  We had approximately 4,309 stockholders at September 30, 2010, 859 of whom were registered holders.  Registered holders do not include those stockholders whose stock has been issued in street name.  At September 30, 2010, our net asset value was $3.55 per share of our common stock.

The following table reflects the high and low closing sales prices per share of our common stock as reported on the NYSE, the net asset value and the discount to net asset value and the dividends declared by us during the first three quarters of 2010 and for each fiscal quarter for the three years ending December 31, 2009, 2008 and 2007:

				Ratio	Ratio	Cash
		Price Range		of High Sales	of Low Sales	Distributions
	NAV(1)	High	Low	Price to NAV (%)	Price to NAV (%)	Per Share (2)
Fiscal 2010
Third quarter	$3.55	$2.58	$2.11	72.68%	59.44%	–
Second quarter	$4.28	$3.23	$2.57	75.47%	60.75%	–
First quarter	$5.66	$3.50	$2.66	61.84%	47.00%	–
Fiscal 2009
Fourth quarter	$5.74	$3.81	$3.04	66.38%	52.96%	–
Third quarter	$7.41	$3.40	$2.79	45.88%	37.65%	–
Second quarter	$8.24	$3.44	$2.10	41.75%	25.49%	–
First quarter	$8.96	$4.90	$2.85	54.69%	31.81%	$0.108
Fiscal 2008
Fourth quarter	$9.16	$6.30	$3.90	68.78%	42.58%	$0.158
Third quarter	$11.41	$7.34	$6.02	64.33%	52.76%	$0.158
Second quarter	$12.00	$7.32	$6.75	61.00%	56.25%	$0.158
First quarter	$12.20	$7.13	$5.71	58.44%	46.80%	$0.158
Fiscal 2007
Fourth quarter	$12.29	$7.72	$5.93	62.82%	48.25%	$0.125
Third quarter	$10.54	$8.85	$7.00	83.97%	66.41%	$0.125
Second quarter	$11.15	$9.30	$8.49	83.41%	76.14%	$0.125
First quarter	$11.21	$8.81	$8.29	78.59%	73.95%	$0.125

____________________
(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Represents the cash distribution declared in the specified quarter.

(3)	As of the date of this prospectus, we had not yet determined our net asset value as of the end of the third quarter of 2010.

The last reported price for our common stock on December 10, 2010 was $2.20 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares.  The possibility that our shares of common stock will trade at a discount from net asset value or at unsustainable premiums over the long term are separate and distinct from the risk that our net asset value will decrease.  Our shares have traded at a discount to net asset value since they began trading on the NYSE.

Distributions

On March 24, 2009, we announced a suspension of our managed distribution policy and payment of quarterly dividends for an indefinite period, following the distribution of the first quarter 2009 dividend paid on March 30, 2009.  As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year.  In the first six months of 2010, we have undergone certain changes in our board of directors and Management.  These changes and the rights offering have been pursued, in part, with the objective of increasing the number of attractive investment opportunities to us and revising our investment strategy to include more cash income producing investments, all of which could ultimately result in the resumption of our managed distribution policy at some time in the future.  A consistent stream of earnings derived from a larger and more diversified portfolio, together with an increase in the proportion of our investments in debt securities paying cash interests, could provide us with a larger, more predictable cash flow, which in time could support a sustainable dividend.  We will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the 1940 Act.

Our future quarterly dividends, if any, will be determined by our board of directors. As a result of our revised investment strategy, we expect to increase the proportion of our investments in participating preferred equity and debt securities and to generate more ordinary income in the form of interest on loans and preferred dividends.  We believe this investment strategy may enable us, over time, to resume regular dividend payments to our shareholders.  See “Certain U.S. Federal Income Tax Considerations.”

In order to maintain our qualification as a RIC under the Code, we must distribute at least 90% of (1) our ordinary taxable income plus (2) the excess of our realized net short-term capital gains over our realized net long-term losses.   We will be subject to federal income tax at regular corporate rates on any such amounts that are not distributed. We currently intend to distribute amounts necessary to maintain our RIC qualification to our stockholders.  To avoid certain excise taxes imposed on RICs, we are generally required to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary taxable income for the calendar year, (2) 98% of our net capital gains for the one-year period ending on December 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.  If this requirement is not met, we will be required to pay a nondeductible excise tax equal to 4% of the amount by which 98% of the current year’s taxable income exceeds the distribution for the year.  The taxable income on which an excise tax is paid is generally carried forward and distributed to stockholders in the next tax year.  Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excess tax on such income, as required.  As of June 30, 2010, our excise tax liability was $0.

We cannot assure you that we will achieve results that will permit the payment of any cash distributions and, if we incur indebtedness or issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Notwithstanding the current suspension of our managed distribution policy and payment of quarterly distributions, we intend to distribute at least 90% of our ordinary taxable income and net short-term capital gains, if any, to our stockholders annually in order to maintain our qualification as a RIC.

The following table reflects the cash and in-kind distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock since January 1, 2007.  As noted in the table below, we have made no such distributions since the suspension of our managed distribution policy in March 2009:

Date Declared	Record Date	Payment Date	Amount per Share
February 16, 2007	February 26, 2007	March 30, 2007	$0.125
April 11, 2007	May 21, 2007	June 25, 2007	0.125
August 10, 2007	August 21, 2007	September 24, 2007	0.125
November 9, 2007	November 19, 2007	December 17, 2007	0.125
February 19, 2008	February 29, 2008	March 31, 2008	0.158
May 9, 2008	May 27, 2008	June 30, 2008	0.158
August 7, 2008	August 25, 2008	September 29, 2008	0.158
November 10, 2008	November 17, 2008	December 22, 2008	0.158
February 27, 2009	March 9, 2009	March 30, 2009	0.1075
			$1.2395

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act.  For a more detailed discussion, see “Regulation As a Business Development Company.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

Equus is a BDC that provides financing solutions for privately held middle market and small capitalization companies. We began operations in 1983 and have been a publicly traded closed-end fund since 1991. Our investment objective is to seek the highest total return, consisting of capital appreciation and current income.

In June 2005, we retained Moore Clayton Capital Advisors, Inc. (“MCCA”) as our registered investment adviser to manage our portfolio and provide access to investment opportunities.  Our investment advisory agreement with MCCA terminated on June 30, 2009 and we have since internalized the management of the Fund. We now directly employ our management team and incur the costs and expenses associated with Fund operations. There is no outside investment advisory organization providing services to us under a fee-based advisory agreement, or an administrative organization charging us for services rendered.  We expect that, because of management internalization, certain expenses of the Fund will not increase commensurate with an increase in the size of the Fund and, therefore, we can achieve efficiencies in our cost structure if we are able to grow the Fund.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of the Fund’s total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and short-term high-quality debt investments. Equus is a RIC under Subchapter M of the Code. To qualify as a RIC, we must meet certain source of income and asset diversification requirements. If we comply with the provisions of Subchapter M, the Fund generally does not have to pay corporate-level income taxes on any income that distributed to our stockholders.

Investment Income.  We generate investment income from interest payable on the debt securities that the Fund holds, dividends received on equity interests in our portfolio companies and capital gains, if any, realized upon sales of equity and, to a lesser extent, debt securities in the investment portfolio. Our equity investments may include shares of common and preferred stock, membership interests in limited liability companies and warrants to purchase additional equity interests. These equity securities may or may not pay dividends, and the exercise prices of warrants that we acquire in connection with debt investments, if any, vary by investment. Our debt investments in portfolio companies may be in the form of senior or subordinated loans and may be unsecured or have a first or second lien on some or all of the assets of the borrower. Our loans typically have a term of three to seven years and bear interest at fixed or floating rates. Interest on these debt securities is generally payable either quarterly or semiannually. Some promissory notes held by the Fund provide that a portfolio company may elect to pay interest in cash or provide that discount interest may accrete in the form of original issue discount or payment-in-kind (PIK) over the life of the notes by adding unpaid interest amounts to the principal balance. Amortization of principal on our debt investments is generally deferred for several years from the date of initial investment. The principal amount of these debt securities and any accrued but unpaid interest generally will become due at maturity. We also earn interest income at market rates on investments in short-term marketable securities. From time to time, we generate income from time to time in the form of commitment, origination and structuring fees in connection with our investments. We recognize all such fees when earned.

Expenses.  Currently, our primary operating expenses consist of professional fees, compensation expense, and general and administrative fees.  Prior to the internalization described above, our primary operating expenses consisted of investment advisory and management fees payable to MCCA for its work in identifying, evaluating, negotiating, closing and monitoring investments. MCCA provided us with the services of its investment professionals and our former administrator, Equus Capital Administration Company, Inc. (“ECAC”) provided us the services of its administrative staff as well as its investment professionals. MCCA also provided and paid for the management services necessary to run the Fund’s business. Under the Advisory Agreement between MCCA and the Fund, MCCA received a management fee equal to an annual rate of 2% of our net assets, which was paid quarterly in arrears. Under the Advisory Agreement, we also agreed to pay an incentive fee to MCCA based on both realized investment income and net realized capital gains less unrealized capital depreciation. This incentive fee was equal to (a) 20% of the excess, if any, of our net investment income for each quarter that exceeded a quarterly hurdle rate equal to 2% (8% annualized) of our net assets, and (b) 20% of our net realized capital gain less unrealized capital depreciation. The incentive fee calculated in clause (b) was paid on an annual basis. ECAC provided administrative services to us for which we paid ECAC an administrative fee. Under the administration agreement we entered into with ECAC on June 30, 2005, we reimbursed the ECAC for its costs and expenses in performing its obligations and providing personnel and facilities up to a maximum of $450,000 per year.  Pursuant to the internalization described above, our administration agreement with ECAC expired on June 30, 2009.  Consequently, all services previously provided to us by ECAC are now performed internally by our employees or from time to time by other third parties.

Operating Activities.  We use cash to make new investments and follow-on investments in our existing portfolio companies. We record these investments at cost on the applicable trade date. Realized gains or losses are computed using the specific identification method. On an ongoing basis, we carry our investments in our financial statements at fair value, as determined by our board of directors. See “—Significant Accounting Policies – Valuation” below. As of September 30, 2010, we had invested 100% of our net assets in securities of portfolio companies that constituted qualifying investments under the 1940 Act. At that time, we had invested 14.6% by value in shares of common stock, 7.8 % in membership interests in limited liability companies, 0% in preferred stock, 0.4% in options and warrants, and 45.1% in various debt instruments. Also, as of September 30, 2010, we had invested the proceeds of borrowings on margin (as discussed below under “—Financing Activities”) in short-term, highly liquid investments, consisting primarily of U.S. Treasury Bills, interest-bearing bank accounts and certificates of deposit, that are, in our opinion, appropriate for the preservation of the principal amount of such instruments.

Under certain circumstances, we make follow-on investments in some of our portfolio companies. As of September 30, 2010, we had an outstanding commitment of $0.8 million to Spectrum Management, LLC.  If we are called upon to make follow-on investments in our portfolio companies and we do not have sufficient funds to make such follow-on investments, the portfolio company in need of the investment may be negatively impacted.  Also, the Fund’s equity interest and the estimated fair value of the portfolio company could be reduced.

Financing Activities.  From time to time, we use leverage to finance a portion of our investments. We then repay such debt from the sale of portfolio securities. Under the 1940 Act, we have the ability to borrow funds and issue debt securities or preferred stock which are referred to as senior securities, subject to certain restrictions including an overall limitation on the amount of outstanding debt, or leverage, relative to equity of 1:1. Because of the nature and size of our portfolio investments, we periodically borrow funds to make qualifying investments in order to maintain the Fund’s qualification as a RIC. During 2009 and 2010, we borrowed funds by accessing a margin account with a securities brokerage firm and paid such borrowings back in full. We invest the proceeds of these margin loans in high-quality securities such as U.S. Treasury securities until they are repaid. We refer to these high-quality investments as “restricted assets” because they are not generally available for investment in portfolio companies under the terms of borrowing. If, in the future, we cannot borrow funds to make such qualifying investments at the end of any future quarter, we may not qualify as a RIC and would become subject to corporate-level income tax on our net investment income and realized capital gains, if any. In addition, our distributions to stockholders would be taxable as ordinary dividends to the extent paid from earnings and profits. See “Federal Income Tax Considerations.”

Distributions.  On March 24, 2009, we announced that we had suspended our managed distribution policy and payment of quarterly distributions for an indefinite period, following the distribution of the first quarter dividend to be paid on March 30, 2009. As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year. We will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the 1940 Act.

Possible Share Repurchase. As a closed-end BDC, our shares of common stock are not redeemable at the option of stockholders, and our shares currently trade at a discount to their net asset value. Our board of directors has determined that it would be in the best interests of our stockholders to reduce or eliminate this market value discount. Accordingly, we have been authorized to, and may from time to time, repurchase shares of our outstanding common stock (including by means of tender offers or privately negotiated transactions) in an effort to reduce or eliminate this market discount or to increase the net asset value of our shares. We are not required to undertake any such share repurchases, nor do we anticipate taking such action in 2011 .

Significant Accounting Policies

Valuation of Investments

The valuation of our portfolio companies is the most significant area of judgment impacting our financial statements. We carry portfolio investments on our financial statements at fair value, with any net change in unrealized appreciation or depreciation included in the determination of net assets. We perform valuations of portfolio securities in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP, and the financial reporting policies of the SEC. The applicable methods prescribed by such principles and policies are described below:

Publicly traded portfolio securities. We value investments in companies whose securities are publicly traded at their quoted market prices at the close of business on the valuation date, less a discount to reflect the estimated effects of restrictions on the sale of such securities, which we refer to as the valuation discount, if applicable. As of September 30, 2010, we had no investments in publicly traded securities. As of September 30, 2009, one of our portfolio securities, Metic Group plc, was publicly listed on the Alternative Investment Market of the London Stock Exchange. To the extent we hold publicly traded securities, we will adjust our net asset value for changes in the value of such securities on a daily basis.

Privately held portfolio securities. We determine the fair value of investments for which no market exists on the basis of procedures established in good faith by our board of directors and based on input from Management and our Audit Committee of the board of directors. As a general principle, the “fair value” of an investment is the amount that we might reasonably expect to receive upon the investment’s current sale in an orderly manner. Appraisal valuations are necessarily subjective, and the estimated values arrived at by our board of directors may differ materially from amounts actually received upon the disposition of specific portfolio securities.

Generally, cost is the primary factor we use to determine fair value until significant developments affecting a portfolio company (such as results of operations or changes in general market conditions) provide a basis for an appraisal valuation. Thereafter, we carry portfolio investments at appraised values as determined quarterly by management, subject to the approval of our board of directors. We typically base our valuations upon a multiple of each portfolio company’s income and/or cash flow, an assessment of the company’s current and future financial prospects and various other factors and assumptions. In the case of unsuccessful operations, this appraisal may be based upon estimated liquidation value.

We typically appraise our common equity investments in each portfolio company at a multiple of the free cash flow generated by such company in its most recent fiscal year, less adjustments for outstanding funded indebtedness and other senior securities such as preferred stock. In some cases, we consider projections of current year free cash flow in its appraisals, and may also consider an adjustment to the estimate of free cash flow for non-recurring items. We also apply multiples based on the portfolio company management’s experience and recent transactions in the private company marketplace.  We caution, however, that these assessments are necessarily subjective in nature.

From time to time, we may elect to use third-party transactions in a portfolio company’s securities as the basis for our valuation of such company, although this is not our typical approach to valuation. This method of valuation is referred to as the private market method. When an external event, such as a purchase transaction, public rights offering or subsequent equity sale occurs, we apply the pricing indicated by such external event to corroborate our private equity valuation. We generally uses the private market method only with respect to completed transactions or firm offers made by sophisticated, independent investors.

Most of our portfolio companies use leverage, which has the effect of magnifying our return or loss on investments. For example, if our estimate of a portfolio company results in a total enterprise value of $10.0 million and has $7.5 million in funded indebtedness, we value our equity at $2.5 million. If this estimate then increases or decreases by 20%, to $12.0 million or $8.0 million, respectively, the value of the equity will increase or decrease by 80%, to $4.5 or $0.5 million, as the case may be. This disproportionate increase or decrease in equity value relative to total asset value adds a level of volatility to our equity-oriented portfolio securities.

From time to time, some of our portfolio companies default in respect of covenants in their loan agreements. When we have a reasonable belief that a portfolio company will be able to restructure its loan agreement to waive or eliminate such default or defaults, we continue to value our portfolio company’s securities as a going concern. If a portfolio company cannot generate adequate cash flow to meet the principal and interest payments on its debt or is not successful in refinancing its debt at maturity, the value of our investment could be reduced or eliminated through foreclosure on such portfolio company’s assets or through reorganization or bankruptcy. Under such circumstances, we adjust the value of our investment in the portfolio company accordingly.

 We generally hold investments in debt securities to maturity. Accordingly, we determine the fair value of debt securities on the basis of the terms of the debt securities and the financial condition of the issuer. We value certificates of deposit at their face value, plus interest accrued to the date of valuation. On a daily basis, we adjust net asset value for changes in the value of publicly held securities, if any, and for material changes in the value of investments in securities issued by private companies. We report these amounts to Lipper Analytical Services, Inc. Weekly, and our daily net asset values appear in various publications, including Barron’s and The Wall Street Journal.

Federal Income Taxes

We intend to comply with the requirements of the Code necessary for the Fund to qualify as a RIC. So long as we comply with these requirements, the Fund generally will not be subject to corporate-level federal income taxes on otherwise taxable income (including net realized capital gains) distributed to stockholders. Therefore, we did not record a provision for federal income taxes in our financial statements. As of December 31, 2009, we had a capital loss carry forward of $15.6 million which may be used to offset future capital gains. We may borrow money from time to time to maintain the Fund’s status as a RIC under the Code. See “—Overview – Financing Activities” above.

Interest Income Recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. We stop accruing interest on investments when we determine that interest is no longer collectible. If we receive any cash after determining that interest is no longer collectible, we treat such cash as payment on the principal balance until the entire principal balance has been repaid, before we recognizes any additional interest income. We accrete or amortize discounts and premiums on securities purchased over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discount and/or amortization of premium on debt securities.

Payment in Kind Interest

We have loans in our portfolio that may pay PIK interest. We add PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and recorded as interest income. To maintain the Fund’s status as a RIC, we must pay out to our stockholders this non-cash source of income in the form of dividends even if we have not yet collected any cash in respect of such investments.

Recent Accounting Pronouncements

Effective January 1, 2010, we adopted changes issued by the Financial Accounting Standards Board (FASB) to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. In addition, the update clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The adoption of this standard had no impact on our financial position and results of operations.

In January 2010, the FASB issued changes to disclosure requirements for fair value measurements. Specifically, the changes require a reporting entity to disclose, in the reconciliation of fair value measurements using significant unobservable inputs (Level 3), separate information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). These changes become effective for the Fund beginning January 1, 2011. Other than the additional disclosure requirements, we do not anticipate that the adoption of this standard will have a material effect on our financial position and results of operations.

Current Market Conditions

During 2009, the state of the economy in the U.S. remained in a recession and deteriorated throughout the year until the fourth quarter.  Consumer confidence deteriorated and unemployment indices increased.  Banks and other financial service companies continue to experience difficulties as bank lending experience its largest single year decline since the World War II era. Loan delinquency rates were at 26 year highs and bank failures increased and the threat of continued failures remains as concerns regarding commercial real estate have weighed on the financial industry.  Stock market returns were stronger as the S&P 500 improved approximately 23% during the year despite reaching a 12 year low in the first quarter.   Merger and acquisition activity was at its lowest level since 2004.  In the first half of 2010, certain systemic indicators showed modest increases but have not resulted in any tangible improvements in the short-term prospects for the U.S. economy.

To the extent that recessionary conditions continue or worsen, the financial results of small and middle-market companies, like those in which we invest, will continue to experience deterioration, which ultimately could lead to difficulty in meeting debt service requirements and an increase in defaults.  Many of these companies have experienced difficult operating environments and access to capital has been limited.

Consistent with other companies in the financial services sector, our performance has been adversely affected. Between December 31, 2008 and September 30, 2010 our net asset value declined from $9.16 per share to $3.55 per share.  This further impacted the closing price of our common stock, as it declined approximately 25.6% during 2009 and a further 35.0% during the first eleven months of 2010 and, as of November 30, 2010,  is trading at a 41.4% discount to our most recently announced net asset value as of September 30, 2010.

 During 2009 and 2010, we executed certain initiatives to enhance liquidity, achieve a lower operational cost structure, provide more assistance to portfolio companies and enhance communication with shareholders.  Specifically, we changed the composition of our Board of Directors and Management, terminated certain of our follow-on investments, internalized the management of the Fund, suspended our managed distribution policy and modified our investment strategy to pursue shorter term liquidation opportunities.  We believe these actions continue to be necessary to protect capital and liquidity during this turbulent economic period in order to preserve and enhance shareholder value.  We also expect that, because of management internalization, certain expenses of the Fund will not increase commensurate with an increase in the size of the Fund and, therefore, we can achieve efficiencies in our cost structure if we are able to grow the Fund.

Liquidity and Capital Resources

We generate cash primarily from maturies, sales of securities and borrowings, as well as capital gains realized upon the sale of portfolio investments. We use cash primarily to make additional investments, either in new companies or as follow-on investments in the existing portfolio companies and to pay the dividends to our stockholders.

We are currently evaluating the impact of current market conditions on our portfolio company valuations and their ability to provide current income.  Although we have followed valuation techniques in a consistent manner; we are cognizant of current market conditions that might affect future valuations of portfolio securities.

Effective September 8, 2010, we terminated our revolving line of credit agreement (the “Credit Facility”) with Amegy Bank of Texas. The Credit Facility was secured by substantially all of the Fund’s portfolio assets and securities, which has since been released.  The Credit Facility contained certain restrictive covenants, including, but not limited to, a requirement that the Fund’s net asset value not fall below $40.0 million. We did not borrow any amounts under the Credit Facility.

Notwithstanding the unavailability of the Credit Facility, we believe that our operating cash flow and cash on hand will be sufficient to meet operating requirements and to finance routine capital expenditures through the next twelve months.

Nine Months Ended September 30, 2010

As of September 30, 2010, we had total assets of $47.8 million, of which $21.4 million were invested in portfolio investments and $4. 9 million were invested in temporary cash investments. Among our portfolio investments, $14.2 million (at fair value) or 45.1% of net asset value were in the form of notes receivable from portfolio companies as of September 30, 2010. During the nine months ended September 30, 2010, we also had investment activity of $1.3 million in several follow-on investments, including $0. 5 million in the form of accrued interest and dividends received in the form of paid-in-kind (PIK).

As of September 30, 2010, we also had $16.2 million of restricted cash and temporary investments, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $16.0 million was invested in U.S. Treasury bills and $0.2 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on October 1, 2010 and we subsequently repaid this margin.

Operating Activities. We provided $15.4 million in cash for operating activities during the first nine months of 2010. In the first nine months of 2010, we made cash investments in portfolio companies of $0.8 million and paid fees to our directors , banks and suppliers of $2.7 million, while realizing a loss of $0.006 million from the disposition of portfolio securities.

Financing Activities. We used $14.0 million in cash from financing activities for the first nine months of 2010. We declared no dividends in the first nine months of 2010.

Year Ended December 31, 2009

As of December 31, 2009, we had total assets of $50.9 million, of which $42.4 million were invested in portfolio investments and $5.5 million were invested in temporary cash investments. Among our portfolio investments, $25.7 million (at fair value) or 50.5% of net asset value were in the form of notes receivable from portfolio companies as of December 31, 2009. We recorded no interest income, nor did we receive any cash for notes issued by Riptide Entertainment, LLC and Nickent Golf, Inc., having an aggregate value of $3.2 million.

As of December 31, 2009, we also had $30.3 million of restricted cash and temporary investments, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $30.0 million was invested in U.S. Treasury bills and $0.3 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. The U.S. Treasury bills were sold on January 4, 2010 and we subsequently repaid this margin.

Operating Activities. We provided $12.4 million in cash for operating activities in 2009. In 2009, we made investments in portfolio companies of $1.2 million and paid fees to our advisers, directors, banks and suppliers of $4.1 million, while realizing a loss of $15.6 million from the disposition of portfolio securities.

Financing Activities. We used $15.0 million in cash from financing activities for 2009. We declared one cash dividend in 2009 totaling $0.9 million ($0.1075 per share). We also issued 296,528 additional shares of our common stock at an effective price of $3.10 per share and paid $2,000 in cash for fractional shares. We determined that the 2009 dividend payment should be classified as a 100% qualifying dividend, with 21.2% allocated ordinary income and 78.8%  allocated to return of capital as of December 31, 2009.

Year Ended December 31, 2008

As of December 31, 2008, we had total assets of $124.1 million, of which $68.7 million were invested in portfolio investments and $8.6 million were invested in temporary cash investments. Among our portfolio investments, $26.2 (at fair value) million were in the form of notes receivable from portfolio companies as of December 31, 2008.  We recorded no interest income and did not receive any cash for notes issued by Riptide Entertainment, LLC and HealthSPAC, LLC., having an aggregate value of $7.9 million.

As of December 31, 2008, we also had $45.4 million of restricted cash and temporary investments, including primarily the proceeds of a quarter-end margin loan that we incurred to maintain the diversification requirements applicable to a RIC. Of this amount, $45.0 million was invested in U.S. Treasury bills and $0.3 million represented a required 1% brokerage margin deposit. These securities were held by a securities brokerage firm and pledged along with other assets to secure repayment of the margin loan. We sold U.S. Treasury bills on January 2, 2008 and we subsequently repaid this margin.

Operating Activities. We used $32.1 million in cash for operating activities in 2008. In 2008, we made investments in portfolio companies of $19.1 million and paid fees to our advisers, directors, banks and suppliers of $3.9 million, while realizing $0.9 million from the disposition of portfolio securities.

Financing Activities. We provided $9.9 million in cash from financing activities for 2008. We declared four dividends in 2008 totaling $5.3 million ($0.58 per share). We paid $2.1 million in cash and issued 587,899 additional shares of stock. We determined that the 2008 dividend payments should be classified as a 100% qualifying dividend, with 39% allocated to capital gain and 61% allocated to return of capital as of December 31, 2008.

Results of Operations

Investment Income and Expense

Three and Nine Months Ended September 30, 2010 as compared to Three and Nine Months Ended September 30, 2009

Net investment income (loss) after all expenses was ($0.6) million and $0.02 million for the nine months ended September 30, 2010 and September 30, 2009, respectively and $0.08 million and $0.4 million for the three months ended September 30, 2010 and September 30, 2009, respectively. The increase in net investment loss generated at September 30, 2010 compared to September 30, 2009 is due primarily to the decline in investment income from portfolio investments along with an increase in professional fees and mailing and printing expenses associated with a proxy contest we encountered in connection with our Annual Shareholder meeting held in May 2010.

Total income from portfolio securities declined to $2.3 million for the nine months ended September 30, 2010 from $2.9 million for the nine months ended September 30, 2009 and to $0.6 million for the three months ended September 30, 2010 from $1.3 million for the three months ended September 30, 2009. This decrease was largely due to the restructuring of our holding in ConGlobal Industries Holding, Inc. in the third quarter 2009, resulting in the recognition of additional accrued interest for the period.

During the first six months of 2009, our former investment adviser received management fee compensation at an annual rate of 2% of the net assets of the Fund paid quarterly in arrears. Such fees amounted to $0.7 million for the six months ended June 30, 2009. The Fund also reimbursed Equus Capital Administration Company, Inc. (“ECAC”) our former administrator, for the costs and expenses incurred in performing its obligations and providing personnel and facilities under the Fund’s Administration Agreement with ECAC, provided that such reimbursements did not exceed $450,000 per year. ECAC received $0.2 million for the six months ended June 30, 2009. As a result of the internalization management, the Fund assumed these obligations directly beginning July 1, 2009.

Professional fees increased to $1.3 million for the nine months ended September 30, 2010 from $1.0 million for the nine months ended September 30, 2009.  These increases were due to the increase in legal fees of $0.4 million and solicitation costs of $0.2 million associated with our Annual Shareholder Meeting held in May 2010 and resulting proxy contest.  Professional fees declined to $0.1 million for the three months ended September 30, 2010 from $0.4 million for the three months ended September 30, 2009.

Compensation expense was $0.8 million and $0.3 million for the nine months ended September 30, 2010 and September 30, 2009, respectively and remained relatively unchanged for the three months ended September 30, 2010 and September 30, 2009, respectively. The increase in compensation expense generated at September 30, 2010 is due to the internalization of management as of June 30, 2009.  Accordingly, the Fund paid no compensation prior to the quarter ending September 30, 2009.

Year Ended December 31, 2009 as compared to Year Ended December 31, 2008

Income from portfolio securities was $3.7 million and $2.6 million in 2009 and 2008, respectively. The increase in total investment income from 2008 to 2009 was due to increase in interest bearing investments 2009, which generated $1.1 million in interest income in 2009. Interest received in kind, or PIK, totaled $1.1 million in 2009 compared to $0.3 million in 2008.

Interest from temporary cash investments was $0.05 million in 2009 and $0.6 million in 2008. Temporary cash investments (excluding the margin account) decreased from $8.6 million to $5.5 million in 2009 as compared to the prior year.

MCCA received management fee compensation at an annual rate of 2% of our net assets paid quarterly in arrears. Such fees amounted to $0.7 million and $1.9 million in 2009 and 2008 respectively as the contract was terminated on June 30, 2009.  We reimbursed ECAC for the costs and expenses incurred in performing its obligations and providing personnel and facilities under the Administrative Agreement, provided that such reimbursements did not exceed $450,000 per year. Administrative fees were $0.2 million and $0.5 million in 2009 and 2008 respectively.  No incentive fees were paid in 2009 or 2008.

Professional fees were $1.2 million and $0.8 million in 2009 and 2008.  This increase is largely a result of an SEC inquiry during 2009.

Compensation expenses were $0.5 million in 2009. General and administrative fees were $0.1 million in 2009.  As a result of internalization, the Fund assumed these obligations directly beginning on July 1, 2009.

Fund management, administrative fees, and internalization costs totaled $1.5 million in 2009 and $2.4 million in 2008, resulting in an estimated cost savings of $0.9 million as a result of internalization.

As a result of the factors described above, net investment income after expenses was $0.2 million for 2009 as compared to a net investment loss of ($0.7) million for 2008.

Year Ended December 31, 2008 as compared to Year Ended December 31, 2007

Total income from portfolio securities was $2.6 million and $3.1 million in 2008 and 2007, respectively. The decrease in total investment income from 2007 to 2008 was largely due to cessation of interest payments from Creekstone Florida Holdings, LLC., which generated $0.6 million in interest income in 2007, along with a decrease in interest due to the recapitalization of Sovereign Business Forms in 2008. Interest received in kind, or PIK, totaled $0.3 million in 2008 compared to $0.7 million in 2007.

Interest from temporary cash investments was $0.6 million in 2008 and $1.7 million in 2007. Temporary cash investments (excluding the margin account) decreased from $30.9 million in 2007 to $8.6 million in 2008.

MCCA received management fee compensation at an annual rate of 2% of our net assets, paid quarterly in arrears. Such fees amounted to $1.9 million and $1.7 million in 2008 and 2007, respectively, as we maintained stable average net assets over the period. We had no incentive fee expense in 2008. Our estimated expenses for incentive fees for 2007 were $0.9 million, due to the capital gains generated by the sale of Drilltec Corporation, Cedar Lodge Holdings, Inc. and final escrow payments from the 2006 sales of Champion Windows and Alenco Window Holdings, LLC. Director fees and expenses remained unchanged at $0.4 million in 2008 as compared to 2007.

Offering costs of $0.6 million were expensed in 2007 as we abandoned the shareholders’ proposal authorizing us to offer and sell, or to issue rights to acquire shares of our common stock at a price below the net asset value of such stock.

As a result of the factors described above, net investment loss after expenses was ($0.7 million) for 2008 as compared to ($0.5 million) for 2007.

Summary of Portfolio Investment Activity

Nine Months Ended September 30, 2010

During the nine months ended September 30, 2010, we received payment in full of a promissory note issued by Trulite, in the amount of $2.6 million, which included interest income of $0.3 million.  We also received a distribution from Equity Media Development Company of $1.0 million and received a principal payment of $0.1 million from Sovereign Business Forms, Inc.  During the nine months ended September 30, 2010, we also had investment activity of $1.3 million in several follow-on investments, including $0.5 million in the form of accrued interest and dividends received in the form of paid-in-kind (PIK).  The following table includes significant investment activity during the nine months ended September 30, 2010 (in thousands) (unaudited):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	PIK	Follow-on	PIK
Trulite, Inc.	$—	$—	$200	$—	$200
1848 Capital Partners, LLC	—	—	—	219	219
London Bridge Entertainment Partners, Ltd	—	—	575	148	723
Big Apple Entertainment Partners, LLC	—	—	—	120	120
	$—	$—	$775	$487	$1,262

Nine Months Ended September 30, 2009

During the nine months ended September 30, 2009, we made follow-on investments of $1.6 million in several portfolio companies, including $0.9 million in the form of interest and dividends paid-in-kind or original issue discount/premium amortization.

The following table includes significant new and follow-on investments during the nine months ended September 30, 2009 (in thousands) (unaudited):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	PIK	Follow-on	PIK
Nickent Golf, Inc.	—	—	370	—	370
Riptide Entertainment, LLC	—	—	350	—	350
1848 Capital Partners, LLC	—	—	—	382	382
Trulite, Inc.	—	—	—	225	225
Big Apple Entertainment Partners, LLC	—	—	—	114	114
London Bridge Entertainment Partners Ltd	—	—	—	154	154
	$—	$—	$720	$875	$1,595

Year Ended December 31, 2009

During the year ended December 31, 2009, we had investment activity of $2.3 million in seven portfolio companies, including $1.1 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK).

The following table includes significant investment activity during the year ended December 31, 2009 (in thousands):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	PIK	Follow-on	PIK
Nickent Golf, Inc..	$—	$—	$370	$—	$370
Riptide Entertainment, LLC.	—	—	450	—	450
1848 Capital Partners, LLC	—	—	—	453	453
Trulite, Inc..	—	—	300	307	607
London Bridge Entertainment Partners Ltd.	—	—	—	208	208
Big Apple Entertainment Partners, LLC	—	—	—	153	153
HealthSPAC, LLC	—	—	50	—	50
	$—	$—	$1,170	$1,121	$2,291

    On November 5, 2009, we invested an additional $0.3 million in Trulite, Inc., a renewable energy company, in the form of a 18% promissory note that matured on January 26, 2010.

On March 25, 2009, we invested an additional $0.4 million as a follow-on investment in Riptide Entertainment, LLC in the form of an 8% promissory note. On November 19, 2009, we made a follow-on investment in Riptide Entertainment, LLC of $0.1 million for an 8% promissory note maturing in 2014. The majority of these follow-on investments were expected to fund the Ripley’s Believe It or Not Museum franchise located in London, UK.

On February 2, 2009, we made a follow-on investment of $0.3 million in Nickent Golf, Inc. in the form of a 13% promissory note. We invested an additional $0.1 million in 2009, in the form of a receivership certificate.

Year Ended December 31, 2008

During year ended December 31, 2008, we had investment activity totaling $8.1 million in four new portfolio companies.  We also made follow-on investments of $11.1 million in four portfolio companies and received $0.2 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK).

The following table includes significant new and follow-on investments during the year ended December 31, 2008 (in thousands):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	PIK	Follow-on	PIK
Infinia Corporation	$—	$—	$5,000	$—	$5,000
Riptide Entertainment, LLC	—	—	4,725	—	4,725
1848 Capital Partners LLC	3,000	135	—	—	3,135
London Bridge Entertainment Partners Ltd	2,500	—	—	—	2,500
Trulite, Inc.	1,500	—	—	—	1,500
Nickent Golf, Inc.	—	—	1,180	184	1,364
Metic Group plc	1,000	—	—	—	1,000
HealthSpac, LLC	—	—	208	—	208
Various others	—	—	—	7	7
	$8,000	$135	$11,113	$191	$19,439

On February 11, 2008, we made a follow-on investment of $5.0 million in Infinia Corporation in the form of 160,720 Class B preferred shares.

On January 8, 2008, we invested an additional $1.6 million as a follow-on investment in Riptide Entertainment, LLC in the form of an 8% promissory note. On May 12, 2008, we made a follow-on investment in Riptide Entertainment, LLC of $3.0 million for an 8% promissory note. These investments were expected to fund the Ripley’s Believe It or Not Museum franchise located in London, UK. Additional follow-on investments include 8% promissory notes for $0.1 million on October 25, 2008, all maturing in 2013.

On January 17, 2008, we invested $3.0 million in 1848 Capital Partners, LLC, an entertainment company in the form of an 18% promissory note.

On August 19, 2008, we invested $2.5 million in London Bridge Entertainment Partners LLC, an entertainment company in the form of an 18% promissory note.

On July 30, 2008, we invested $1.5 million in Trulite, Inc., a renewable energy company, in the form of a 15% promissory note.

On February 26, 2008, we made a follow-on investment of $1.0 million in Nickent Golf, Inc. in the form of preferred stock. We invested an additional $0.2 million in 2008, in the form of a 13% promissory note, maturing in 2009.

On August 4, 2008, we invested $1.0 million in Metic Group plc, in the form of a convertible note. On December 27, 2008, Metic was listed on the AIM, and our note was converted to 1,830,660 ordinary shares.

Year Ended December 31, 2007

During the year ended December 31, 2007, we invested $21.2 million in five new portfolio companies and made follow-on investments of $6.4 million in seven portfolio companies.  We received $0.7 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK), accretion of original issue discount on promissory notes (OID) and amortization of original issue premiums on promissory notes.

The following table includes significant new and follow-on investments during the year ended December 31, 2007 (in thousands):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	Noncash	Cash	PIK/OID
Nickent Golf, Inc	$10,000	$66	$—	$—	$10,066
Equus Media Development Company, LLC	5,000	—	—	—	5,000
Riptide Entertainment LLC	—	—	3,835	—	3,835
Big Apple Entertainment Partners LLC	3,000	—	—	—	3,000
Infinia Corporation	3,000	—	—	—	3,000
RP&C International Investments LLC	—	—	2,009	—	2,009
Various others	100	—	525	670	1,295
	$21,100	$66	$6,369	$670	$28,205

On April 3, 2007, we made an investment of $2.0 million for 13% promissory note with a maturity date of August 3, 2007 with Nickent Golf, Inc., for working capital for development and growth opportunities. On June 21, 2007, the Fund made a follow-on investment with Nickent Golf, Inc. of $6.0 million for a 13% promissory note with a maturity date of June 20, 2011, for working capital, strategic marketing and global expansion, and received $2.0 million in repayment of the bridge loan date April 3, 2007. On August 16, 2007, we made a follow-on investment with Nickent Golf, Inc, of $2.0 million in exchange for 2,000,000 Class A Preferred shares, for working capital for development and growth opportunities.

On January 30, 2007, we invested $5.0 million in Equus Media Development Company, LLC, a 100% wholly owned subsidiary which has a development financing agreement with Kopelson Entertainment for the purchase of creative material to be used for commercial exploitation in a variety of media including but not limited to the production of motion pictures.

On February 16, 2007, we invested $0.4 million as a follow-on investment in Riptide Entertainment, LLC in the form of an 8% promissory note. On April 14, 2007, we made a follow-on investment in Riptide Entertainment, LLC of $0.3 million for an 8% promissory note with a maturity date of April 12, 2012. Additional follow-on investments include 8% promissory notes for $0.2 million on May 2, 2007, $0.4 million on May 11, and $2.6 million on June 18, all maturing in 2012.

On October 4, 2007, we invested $3.0 million in mezzanine debt in Big Apple Entertainment in the form of an 18% promissory note.

On June 13, 2007, we made an investment of $3.0 million in exchange for 666,667 Class A Preferred Shares in Infinia Corporation, to further the company’s sales and product development programs and for company operations.

As of December 31, 2007, we made follow-on investments on RP&C International Investments LLC (“RP&C”) amounting to $2.0 million. On September 22, 2006, we made our first investment in RP&C for $0.3 million. Then in the fourth quarter of 2006, we made two more investments in RP&C amounting to $0.4 million and $0.6 million, respectively. These investments followed an August 4, 2006 commitment agreement where, the we subscribed to acquire an interest in RP&C International Investments LLC (“RP&C”).

Realized Gains and Losses on Sales of Portfolio Securities

During the quarters and nine month periods ended September 30, 2010 and 2009, we realized no material gains or losses on sales of portfolio securities.

Year Ended December 31, 2009

During 2009, we realized net capital losses of $15.6 million, including the following significant transactions:

Portfolio Company	Industry	Type	Realized Gain
Nickent Golf, Inc.	Entertainment and leisure	Affiliate	$(9,688)
Creekstone Florida Holdings, LLC	Real estate	Non-Affiliate	(4,000)
Metic Group PLC	Commercial building products	Non-Affiliate	(1,000)
HealthSPAC, LLC	Healthcare	Control	(824)
Various others			(43)
			$(15,555)

Year Ended December 31, 2008

During 2008, we realized net capital gains of $0.9 million, including the following significant transactions:

Portfolio Company	Industry	Type	Realized Gain
ConGlobal Industries Holding, Inc.	Shipping products and services	Control, non-majority	$625
RP&C International Investments LLC	Healthcare	Affiliate	351
Various others			(52)
			$924

Year Ended December 31, 2007

During 2007,we realized net capital gains of $5.3 million, including the following significant transactions:

Portfolio Company	Industry	Type	Realized Gain/(Loss)
The Drilltec Corporation	Industrial products and services	Non-affiliate	$3,830
Champion Window Holdings, Inc.	Residential building products	Control	1,403
Cedar Lodge Holdings, Inc.	Real estate	Control	609
TurfGrass America Inc.	Residential building products	Affiliate	(960)
Various others			382
			$5,264

Changes in Unrealized Appreciation/Depreciation of Portfolio Securities

Nine Months Ended September 30, 2010

Net unrealized depreciation on investments increased by $18.8 million during the nine months ended September 30, 2010, to a net unrealized depreciation of $34.0 million. The depreciation of portfolio securities resulted primarily from the following changes:

(i)
Decline in estimated fair market value of 1848 Capital Partners LLC (“1848”) of $3.5 million. The management of 1848 has indicated that the company will have to raise outside capital to repay the promissory note due to the Fund upon maturity in January 2011. Due to the uncertainty of the recoverability of the promissory note, we determined that the fair value of the promissory note was impaired. The promissory note is personally guaranteed jointly and serverally by the principals of 1848, who also guarantee the Big Apple Entertainment Partners LLC and London Bridge Entertainment Partners Ltd promissory notes.

(ii)
Decline in fair market value of Big Apple Entertainment Partners LLC (“Big Apple”) of $1.0 million.  Subsequent to September 30, 2010, the loan due from Big Apple matured and Big Apple failed to repay the note.  Big Apple has been in payment default of the loan and on October 5, 2010, we demanded that the guarantors pay and perform all obligations of Big Apple under the loan. We are continuing discussions with the guarantors of this note and are contemplating the next prudent course of action.

( iii )
Decline in fair market value of Equus Media Development Company, LLC (“EMDC”) of $2.8 million. In June 2010 , we received a distribution of $1.0 million from EMDC. Currently EMDC holds $1.6 million in cash and has a remaining funding commitment of $0.5 million under its agreement with Kopleson Entertainment. In addition, if Kopleson Entertainment generates $0.2 million of income for EMDC, that event will trigger an additional $1.0 million funding obligation of EMDC. EMDC has written down the fair value of its assets.

( iv )
Decline in fair market value of Infinia Corporation of $1.5 million. Infinia has informed us of its significant capital and liquidity needs. Based on these factors, the nominal equity holdings of the Fund, and the future potential dilution, we have written down the investment to $0.

( v )
Decline in fair market value of London Bridge Entertainment Partners Ltd (“London Bridge”) of $2.6 million. London Bridge has experienced a working capital shortfall and required an additional $0.6 million investment from the Fund in July 2010 in the form of a 60-day promissory note. In September 2010, we accelerated payment of the notes from London Bridge as the company was in payment default of both notes.  Subsequent to quarter end, London Bridge paid the Fund $0.7 million which paid, in full, principal and interest of the 60-day note and partially paid previously unpaid and accrued interest of the $2.6 million note but did not cure the default related to this loan.  Based on the current condition of London Bridge, we determined the fair value of the $2.6 million loan was impaired. The loan is senior in liquidation preference and is guaranteed by the management principals, many of which guarantee the 1848 Capital Partners LLC and Big Apple promissory notes.  On August 31, 2010, we accelerated the maturity and demanded that the guarantors pay and perform all obligations of London Bridge under the April 2009 and July 2010 promissory notes.  As of the date of this prospectus, London Bridge remains in default of the April 2009 promissory note.  We are continuing discussions with the guarantors of this note and are contemplating the next prudent course of action.

( vi )
Decline in fair market value of Riptide Entertainment, LLC (“Riptide”) of $3.1 million. Riptide owns subordinated debt interest in both Big Apple and London Bridge directly and through derivative entities and equity directly in London Bridge. We have determined the value of these investments to be impaired based on the operating results and liquidity concerns of both companies.

(vii)
Decline in fair market value of ConGlobal Industries Holding, Inc. (“ConGlobal”) of $2.2 million. ConGlobal has experienced a decline in its storage business due to the increasing activity of shipping containers. While the activity has contributed to revenue through other services of the company, the contribution margin of these services is less than the storage revenue and has had a negative impact on its operating cash flow.

(viii)
Increase in fair market value of PalletOne, Inc. of $0.1 million. PalletOne, Inc. has continued to generate cash flows which have reduced debt levels. We believe the performance of the company in recent years and its continued debt reduction initiatives has created value for its equity holdings.

(ix)
Increase in fair market value of Sovereign Business Forms, Inc. (“Sovereign”) of $0.3 million. Sovereign has continued to reduce its debt which has caused a corresponding increase to the value of the equity held by the Fund in Sovereign.

(x)
Decline in fair market value of Spectrum Management, LLC (“Spectrum”) of $2.6 million.   Subsequent to the quarter-end, we loaned Spectrum $0.4 million to meet its immediate working capital needs.  The valuation reflects Spectrum’s consistent business results coupled with the working capital shortfall the company recently experienced.

( xi )
Increase in fair market value of Trulite, Inc. (“Trulite”) of $0.1 million. The Fund holds approximately nine million warrants in Trulite, many with a nominal exercise price. Based on Trulite’s recent equity raise and repayment of the Fund’s debt, we determined the warrants have increased in value.

Net unrealized depreciation on investments increased by $12.8 million during the nine months ended September 30, 2009, from a net unrealized depreciation of $3.0 million to a net unrealized depreciation of $15.8 million. Such decrease in depreciation resulted primarily from decrease in estimated fair market value of Infinia Corporation, Sovereign Business Forms, Inc., Spectrum Management, Inc., and Metic Group plc, resulting primarily from decreases in operations for the period.

Year Ended December 31, 2009

During 2009, we recorded an increase in net unrealized depreciation on investments of $12.2 million from a net unrealized depreciation position of $3.0 million to a net unrealized depreciation position of $15.2 million. This increase in depreciation resulted primarily from decreases in the estimated fair value of eight portfolio companies due to current market conditions and operations in 2009, aggregating $27.4 million. The portfolio companies contributing to this change are Infinia Corporation, Riptide Entertainment, LLC and Spectrum Management LLC. These decreases were partially offset by the Fund’s transfer in net unrealized depreciation to net realized depreciation related to the write-off of Creekstone Florida Holdings, LLC, Metic Solutions, Plc, and HealthSpac LLC.

Year Ended December 31, 2008

During 2008, our net unrealized appreciation on investments decreased by $19.9 million to a net unrealized depreciation position of $3.0 million as of December 31, 2008. This decrease in appreciation resulted primarily from the decrease in the estimated fair values of Nickent Golf, Inc., Infinia Corporation and Creekstone Florida Holdings, LLC, which we revalued based on current market conditions and operations in 2008. We had additional increases in unrealized appreciation due to increases in fair value of three portfolio companies aggregating $4.6 million. This change was primarily comprised of ConGlobal Industries and Sovereign Business Forms.

Year Ended December 31, 2007

During 2007, our net unrealized appreciation on investments increased by $7.5 million to a net unrealized appreciation position of $16.8 million. This increase in appreciation resulted primarily from the increase in the estimated fair value of Infinia Corporation, which we revalued based on a subsequent round of financing completed in early 2008. The increase in appreciation also resulted from the transfer of $1.0 million in net unrealized depreciation to net realized depreciation in connection with the Fund’s write-off of Turf Grass Holdings, Inc. These increases were partially offset by our transfer of $2.0 million in net unrealized appreciation to net realized appreciation related to the sale of Drilltec Corporation. We had additional decreases in unrealized appreciation due to decreases in fair value of four portfolio companies aggregating $9.0 million. This change was primarily comprised of ConGlobal Industries, PalletOne, Inc, Sovereign Business Forms and Spectrum Management LLC.

Portfolio Securities

As of September 30, 2010, we had active investments in the following entities or portfolio companies:

1848 Capital Partners, LLC

1848 Capital Partners, LLC (“1848”) is the owner of the management and sponsor’s interest in several private companies, among them: Big Apple Entertainment Partners LLC, Dick Clark American Bandstand , LLC, The Franklin Mint, London Bridge Entertainment Partners LLP, Sunbelt Diversified Enterprises LLC and, Jet Support Services, Inc.  1848 maintains a network of outside investors to fund various transactions for which 1848 receives sponsorship interests, including management fees and profit participations.  With its investor network, 1848 has invested over $150 million in various businesses.  The business of 1848 is highly dependent upon the performance of its portfolio companies, as its principal source of operating revenues is derived from management fees received from these companies.  The principals of 1848 have worked together for approximately 12 years.  During 2008, we invested $3.0 million in 1848 in the form of a promissory note with a stated interest rate of 18% maturing in January 2011. In addition, Equus owns a 5% royalty related to all investments made during the period in which the promissory note is outstanding.  As of September 30, 2010, we valued our investment in 1848 at $0.3 million.  The fair value of this investment does not include paid-in-kind interest.

Big Apple Entertainment Partners LLC

Big Apple Entertainment Partners LLC (“Big Apple”) is a franchisee of Ripley Attractions, Inc. formed to develop and operate the Ripley’s Times Square Odditorium in New York City. During 2007, we invested $3.0 million in the form of a promissory note with a stated annual interest rate of 18%.  During 2009, we extended the maturity date of the note one year to October 2010 and, as of the date of this prospectus, the note is in default. As of September 30, 2010, we valued our investment in Big Apple at $2.3 million. The fair value of this investment includes $0.2 million of paid-in-kind interest.  For additional information concerning Big Apple, see the description of our holding in “Riptide Entertainment” below.

The Bradshaw Group, Inc.

The Bradshaw Group, Inc. (“Bradshaw”) is a resource for large volume printer users to find cost effective options for laser print equipment, service, parts and supplies.  Founded by its CEO Stan Bradshaw, the company is an authorized parts reseller for Hewlett Packard and is one of the largest suppliers of genuine HP printer parts in the United States.  In addition to HP, Bradshaw distributes printer parts for Canon, Xerox, Brother, Lexmark, and other brand-name printers.  Bradshaw has customers in all 50 U.S. states and in various countries worldwide.  Our $1.8 million investment in Bradshaw consists of 576,828 shares of Class B preferred stock with a 12.25% paid in-kind dividend, 38,750 shares of Class C preferred stock with no dividend rights, 788,649 shares of Class D preferred stock with a 15% paid in-kind stock dividend, 2,218,109 shares of Class E preferred stock with an 8% paid in-kind stock dividend and 2,229,450 warrants to purchase common stock at a purchase price of $0.01 per share which expire in May 2016. This package of investments represents a fully diluted equity interest in Bradshaw of 18%.  As of September 30, 2010, we valued this investment at $0 .

ConGlobal Industries Holding, Inc. and Affiliates

Con Global Industries Holding, Inc. is a holding company that owns ConGlobal International, Inc. (“ConGlobal”) an operator of 22 container repair and storage depots located near shipping ports across the United States, Mexico, and Costa Rica, catering to major shipping, leasing, and freight movement companies around the world. The company has national storage capacity of over 600 acres and its network of maintenance depots currently handles over 6,500 containers per week and can accommodate 175,000 TEU's (twenty-foot equivalent unit).

ConGlobal has four major business lines:

•
Depot Services – The company stores and repairs shipping containers on site.  ConGlobal also charges a daily fee for storage of shipping containers and intermodal equipment and also charges a handling fee for the movement of containers.

•
Resale, Leasing and Aftermarket Services – The company purchases used containers from its customers, refurbishes and resells or leases the unit to companies with alternative storage, portable office, housing or other specialized needs where a portable unit can be utilized.

•	Transportation Services – The company repositions containers between terminals, pick-up and delivery of loads, deliver purchased containers and a variety of other uses

•	On-Dock Services – The company has the ability to repair and service containers on cargo ships.

ConGlobal’s customers are leasing and shipping companies and the company’s performance is sensitive to changes in shipping and the container fleet markets.  Two other influences on the industry are the U.S. dollar and bank lending.  As the dollar weakens, more goods are exported from the U.S. in containers and, as the dollar strengthens, the converse is also generally true.  In addition, a lack of bank capital may hinder the growth of new container construction.  The ease of availability of capital allowed ConGlobal’s customers to continue to build container inventories as demand remained strong.

ConGlobal competes on a local and regional basis against a variety of companies.  Transportation and storage companies need only have sufficient real estate and minimal equipment to perform some of these services.  As the economy has slowed many companies, including companies with on-dock locations have begun to store containers on site.  We believe that none of ConGlobal’s competitors have comparable geographic diversity in North America, as most other container repair and storage companies have no more than one to a few locations.

In 2002, subsequent to our initial investment in ConGlobal, we formed CCI-ANI Finance LLC (“CCI-ANI”) for the purpose of making a follow-on investment in ConGlobal.  CCI-ANI purchased a ConGlobal subordinated note from a former owner of ConGlobal. We owned 100% of CCI-ANI valued its ownership interest at $3.0 million as of December 31, 2008.  During 2009, CCI-ANI was wound-up and the note and other promissory notes due from ConGlobal were transferred to a $6.0 million, 7% replacement promissory note issued by ConGlobal.  We also held a 67.95% member’s interest in JL Madre LLC (“JL Madre”), an affiliate of ConGlobal.  During 2009, we received $1.0 million for our member’s interest and JL Madre was wound-up.

ConGlobal is managed by Randy Hale, Mike Baldwin, and David Liebman, its Chairman, CEO, and CFO, respectively, as well as a team of managers for terminal operations.

As of September 30, 2010, our investment in ConGlobal consisted of 24,397,303 shares of common stock representing a fully diluted equity interest of approximately 32.2% and a $6.0 million 7% subordinated replacement promissory note due in 2012.  As of September 30, 2010, we valued our investment in ConGlobal at $6.0 million.

Equus Media Development Company LLC

Equus Media Development Company, LLC (“EMDC”) is a company engaged in the acquisition and development of creative properties with the purpose of developing the properties for release in various entertainment mediums.  We formed EMDC in 2007 as a wholly-owned subsidiary of the Fund in connection with a management and development agreement with Kopelson Entertainment (“KE”).  KE is a development and production company headed by Arnold and Anne Kopelson.  Mr. and Mrs. Kopelson and KE combined have developed over 29 motion pictures grossing over $2.5 billion in total revenues to date. Past productions include The Fugitive, Seven, The Devil’s Advocate and the Oscar and Golden Globe winner for best picture, Platoon.  Mr. Kopelson also serves on many industry boards and is a director of CBS Films.

The concept of the business of EMDC is to partner with creators, developers and producers of creative work, such as scripts, short stories or books, by providing capital necessary to enhance the creative development and package the assets to companies, such as major and independent studios, to produce and release.  The strategy of EMDC is to provide capital at this early stage in an effort to attract a higher quantity of concepts.  To date, EMDC has purchased nine scripts, all of which are in various stages of development including two which have been sold to major studios.  As of September 30, 2010, we valued EMDC at $1.2 million.

Infinia Corporation

Infinia Corporation (“Infinia”), based in Kennewick, WA, is a developer of a Stirling power system operating on concentrated solar energy for commercial and residential users. Founded over 25  years ago, Infinia is attempting to develop an early-stage solar technology - the Infinia Solar System or ISS.  The ISS is intended to produce 3.0kW per hour by capturing the sun on a solar dish and focusing the reflection of the sun on a heater head that in turn runs the Stirling Engine.  The Stirling Engine has been in existence for a number of years and, we believe, is unique because it requires no fluids to operate.

Historically, solar investments have generally required government incentives or subsidies to make the projects feasible from a return on investment standpoint.  The solar industry is estimated to be over $39 billion in annual revenues and is projected to grow at a +10% rate for the next ten years.   Germany and Spain have both reduced their respective solar energy incentive programs, the result of which has been tremendous ripple effects throughout the industry.  Other influences in the solar market are substitute energy prices and capital availability.  The prices of oil and natural gas have a large impact on the attractiveness of solar energy and the ability to achieve acceptable returns on investment.   As many of the solar projects are to finance solar farms, large amounts of capital are required.  Due to the contraction of the capital markets, chiefly debt, potential customers have encountered additional roadblocks to develop these projects.  The solar industry competes with all forms of energy sources including coal, natural gas, nuclear, wind and geothermal.

In June 2007, we made an investment of $3.0 million in exchange for 666,667 Class A Preferred shares in Infinia Corporation, to further the company’s sales and product development programs and for company operations. In February 2008, we made a follow-on investment of $5.0 million in exchange for 160,720 Class B Preferred shares.   In November 2009, Infinia completed a recapitalization in which the Fund’s Class A and B preferred Shares were exchanged for 1,151,800 Series 1 Preferred shares.  In February 2010, we announced a write-down of our Infinia holdings from $10.6 million at September 30, 2009 to $1.5 million at December 31, 2009.  As of September 30, 2010, we valued our investment in Infinia at $0.  The decline in value was principally due to operational and commercialization delays and a recapitalization related to Infinia’s most recent fund raising efforts in which our holdings were substantially diluted.  Our ownership now represents 0.63% of the fully-diluted ownership of Infinia.

London Bridge Entertainment Partners LLC

London Bridge Entertainment Partners LLC (“London Bridge”) is a franchisee of Ripley Attractions, Inc. formed to develop and operate the Ripley’s Believe It Or Not Museum located in Piccadilly Circus, London. During 2008, we invested $2.5 million in the form of a promissory note with a stated annual interest rate of 18%.  During 2009, we extended the maturity date of the note by one year until August 2011.    In July 2010, we loaned London Bridge an additional $0.6 million which was repaid in full, together with interest, in October 2010.   As of September 30, 2010, we valued our investment in London Bridge at $0.8 million. The fair value of this investment does not include paid-in-kind interest.  For additional information concerning London Bridge, see the description of our holding in “Riptide Entertainment” below.

PalletOne, Inc.

PalletOne, Inc. (“PalletOne”) is considered the largest wooden pallet manufacturer in the United States, operating 17 facilities in 11 states, with approximately 1,100 employees. The company manufactures and recycles a variety of pallets types as well as boxes.  The company also sells its by-products of mulch and scrap metal. PalletOne also owns and operates a major Florida-based wood treating plant. PalletOne has a diverse customer base and competes with numerous other manufacturers on a regional basis.  Its largest pallet customers are agricultural and construction related companies including growers, grocery stores, and housing construction companies.  We believe PalletOne’s numerous locations allows for a slight advantage in pursuing large corporate accounts, as sales of pallets are typically regionalized to specific locations.  In 2006, the company acquired a wood treating operation.  The wood treating facility, Sunbelt, sells treated wood to a variety of customers, the most significant being Lowe’s home improvement stores.  Sunbelt has had a 20 year exclusive relationship with a large retail company selling treated and pre-fabricated fences.

The pallet manufacturing industry is mature and is experiencing continuing slow growth as the number of participants shrinks due to consolidation and underutilized plants, which have been eliminated.  While the industry is anticipated to grow at a 2.0% rate through 2014, the industry is very mature and could begin to decline in coming years. Industry revenues are estimated to be approximately $7.5 billion. The industry is extremely competitive with over 2,500 participants but is not influenced by technological change (Source: IBISWORLD Industry Report, Wood Pallets & Skids Production in the U.S., August 2009).  Barriers to entry are relatively low, but the intensity of competition is a deterrent to new entrants.  Plastic and metal pallet manufacturers have introduced competing products, but have yet to capture market share to indicate the expansion of these products to threaten wood products.  The most significant risk factor to the industry is increasing wood prices as more industries increase the demand for wood.

The principals of PalletOne have significant pallet manufacturing experience as well as the management team they have assembled.

We initially invested in PalletOne in October 2001.  As of September 30, 2010, our investment in PalletOne consisted of 350,000 shares of common stock, which represents a fully diluted equity interest of approximately 19%. The pallet manufacturing industry has been negatively impacted by the recession and the declines in the homebuilding industry.   As of September 30, 2010, we valued our interest in PalletOne at $0.05 million.

Riptide Entertainment LLC

We formed Riptide Entertainment LLC (“Riptide”) in 2005 together with David Gray, the principal of Riptide, as an investment vehicle focused on acquiring and developing location based entertainment centers.  The two most significant investments held in Riptide, as well as invested separately by the Fund, are Big Apple and London Bridge described above.  In addition, Riptide holds an interest in the management and sponsor companies related to both Big Apple and London Bridge and a dormant entity, Dick Clark’s American Bandstand Entertainment Partners, LLC.

Big Apple and London Bridge operate Ripley’s Believe it or Not Museums located near Times Square in New York City and in Piccadilly Circus in London.  The attractions are highly dependent on tourism levels in each location and the recognition of the Ripley’s brand.  Ripley’s Believe it or Not has been in existence since the 1930s and is the creation of Robert Ripley.  Initially created as a cartoon, the Ripley’s brand has become known for finding “odd and unusual” people, things and events around the world.  Ripley’s promotes its brand through the publication of books, radio and television productions, and has over 85 attractions currently open in 11 countries.

In 2009, Big Apple saw over 320,000 visitors while London Bridge welcomed over 305,000 patrons and are two of the highest grossing museums in the Ripley’s system.  Both operations are managed by 1848 Capital Partners, LLC, an entity in which the Fund also holds a separate investment interest.  Michael Hirsch serves as the general manager of the Times Square Ripley’s museum and David Gray manages the London Ripley’s museum.

As of September 30, 2010, our investment in Riptide had a cost of $10.1 million and a fair value of $0 , which consisted of promissory notes with a principal amount of $10.0 million bearing interest at the rate of 8% per annum, together with an investment of $0.07 million in the form of a 64.67% member’s interest in Riptide.

RP&C International Investments LLC

RP&C International Investments, LLC (“RP&C”) is an investment fund designed to provide a mezzanine investment to European Care Group (“ECC”), a United Kingdom based privately owned provider of long term care to more than 4,500 residents in more than 100 facilities across Europe.  ECC is the fifth largest provider of long term care beds in the UK and its services include elderly care, mental health, treatment for learning disabilities and children’s services.  ECC has grown through acquisition and continues to target additional operations for future expansion.  RP&C is managed by RP&C International, Inc., a boutique investment banking firm located in New York and London.

On August 11, 2006, we committed to invest up to $11.1 million to acquire an equity interest in RP&C.  During 2008, we scaled back our investment commitment in RP&C, which included monies already invested, to

$4.6 million.  As of September 30, 2010, our investment in RP&C represents an approximate 17% member’s interest and consisted of a $0.6 million loan that is scheduled to earn interest at 9%.  As of September 30, 2010, we valued our investment into RP&C at $0.7 million.

Sovereign Business Forms, Inc.

Sovereign Business Forms, Inc. (“Sovereign”) was founded in 1996 to participate in the consolidation of the highly fragmented, wholesale business forms industry.  Sovereign believes it is one of the ten largest manufacturers and wholesalers of custom business forms in the United States, an industry that is mature and highly competitive. Sovereign operates five manufacturing plants with a combined market reach covering much of the central and eastern United States, Texas and Louisiana. Business forms are typically custom forms sold to distributors which resell the forms to the end-users and include snap-out forms, continuous forms, laser cut sheets and sales/log books.  Typical uses of these forms include bank checks, insurance contracts, auto parts and healthcare form/label combinations, and are utilized by banks, insurance companies, auto dealerships and healthcare companies.  These types of products account for approximately 95% of the company’s historical revenues.

Sovereign focuses its business on “short run” forms which are less than 150,000 per order.  Sovereign management estimates the average order is $600, which equates to approximately 50,000 orders per year or 27 orders per day per location (six locations).  These jobs typically have a quick turnaround, less than 48 hours and allow SBF to focus its sales efforts on service in a price-sensitive industry.  Sovereign management also believes it is advantaged with numerous locations and can manage work flow by shifting orders to facilities that have excess capacity and drop-shipping directly to customers.  There are few significant customers in the business with the top five customers accounting for approximately 10% of historical revenues.

The form manufacturing segment has been particularly sensitive to technology changes as customers print multiple copies instead of utilizing products such as carbonless forms.  This business forms segment is estimated to be approximately 6.1% of the entire printing industry and has been in decline for some time, a trend that is expected to continue.  Sovereign, by focusing on the small-run niche, does not compete directly with the larger printing companies such as RR Donnelley, which target runs of 500,000 to 1 million and is frequently contracted by the larger shops to fulfill quick turnaround orders for larger customers.  Sovereign competes with such companies as Ennis Business Forms, Champion Printing and PH Gladfelter as well as local and regional printing companies in each of its operating markets.  Competition in this industry is intense as customers are sensitive to price and service and switching costs are low or non-existent.

The principals of Sovereign have been with the company since inception in 1996 and have extensive experience in the industry.

As of September 30, 2010, our investment in Sovereign consisted of a 12% subordinated promissory note in the principal amount of $3.1 million and 1,214,630 shares of common stock valued at $4.6 million. Our investment represents a fully diluted equity interest in Sovereign of 55.0% .  As of September 30, 2010, we valued our investment in Sovereign at $7.7 million.

Spectrum Management, LLC

Spectrum Management, LLC (“Spectrum”) uses proprietary electronic tracking equipment and software, and a full suite of custom services to help client organizations, mainly financial institutions, protect or recover high-value merchandise and cash.  Spectrum markets its services under the brand name Electronic Tracking Systems or ETS.  The company specializes in assisting communities and law enforcement in recovery of stolen property.  The most common use for the product, or TracPac, is in branch offices of banks.  When used in a bank, the product can be placed between two bills and passed to a robber as a teller empties a drawer.  In addition, law enforcement has begun to utilize the product for stake outs in recovering stolen property as the product can be placed on or in property that may have a high likelihood of being stolen.

Once the robbery event has taken place and the TracPac is moved, the device is activated and begins to transmit a radio signal.  Law enforcement can then track the TracPac on pre-installed receivers mounted in various vehicles.  The company believes its product is the only product on the market that allows tracking of the “last mile” (within 15-30 feet of the transmitter).  Once law enforcement knows it is close to a suspect, it can generally then utilize a handheld device to locate the individual in a building or small radius area.

Spectrum has also developed a GPS system called the TracPac-Plus system.  This system works on the cellular network and combines with a location based server to track signals where GPS signals are less reliable.  The TracPac-Plus product can also communicate with numerous sources including monitoring the package on the ETS Webtracker site, sending text messages to law enforcement via cell phones, and allow numerous mobile units to track the transmitter simultaneously.  Currently Spectrum has systems in approximately 55 markets as well as having a relationship with a distribution company in Europe.

The company leases its transmitters to banks on a per unit basis and has relationships with a number of different banks from international commercial banks to community thrifts.  Spectrum has been impacted by the issues facing lending institutions as banks seek to reduce expenses and have slowed branch expansion.   Spectrum competes in the currency protection niche of the security industry, which includes home security, private security, identity theft, airport security and many other segments.  With regard to banks and theft, the FBI reports in 2008 that there were 1,645 bank robberies and a total of $15 million stolen.  Of this amount only $1.7 million or 11.3% was recovered.  Currently there are over 75,000 bank branches in the US with an average of five tellers per branch.  In the currency protection segment there are a number of competitors providing services, the company’s direct competitor in the tracking business is 3SI Security Systems.  Competing products include bullet proof glass for teller windows, panic buttons, security personnel, exploding dye packs, ATM protection and safe protection.

Spectrum is managed by Jon Gergen, CEO, Jim Van Cleve, Chief Engineering Officer and Barbara Kent, CFO.

As of September 30, 2010, our $4.5 million investment in Spectrum consisted of 285,000 units of Class A Members’ interest and a 16% subordinated promissory note in the amount of $1.7 million due May 2011.   Subsequent to September 30, 2010, we loaned Spectrum $0.4 million to meet its immediate working capital needs. As of September 30, 2010, we valued our investment in Spectrum at $2.3 million, which represents a fully diluted equity interest of 79%.

     Trulite, Inc.

     Trulite, Inc. (“Trulite”) is a developer of  safe, clean, affordable, portable hybrid power generation products that are also user friendly. Trulite utilizes fuel cells powered by water and hydrogen in portable and semi-portable products that can be used off-grid for applications of up to one kilowatt, with ideal usage in the 150-500 watt range.  The company has gone through numerous product developments over the years and its current product, the KH4 has the most commercial promise.  The KH4 has the ability to produce 150 watts of continuous power and peak power of up to 300 watts.  The system utilizes hydraulic fuel cartridges, Hydrocells that are developed by the company and provide up to 7 hours of run time at 60% of capacity.  The products are anticipated to be used in three major categories including emergency response, off-grid power and backup power.  Trulite management believes the KH4 has material competitive advantages because of its simplicity of use, safe materials for energy generation, unlimited shelf life for canisters, instantaneous power capability, and its ability to integrate multiple power sources.  Currently, the company is continuing to develop its technology and anticipates adding manufacturing capability and capacity by the end of 2010 or early 2011.  Fuel cells have been in development for a number of years and have been touted as replacements to batteries and other energy sources, as hundreds of millions of dollars have been invested in the market with varied success.   Estimates state the potential market size for global fuel cell demand in 2011 at $46 billion.

     The company is managed by John White, Chairman, John Godshall, Vice Chairman and Ron Seftick, CEO.

    During 2008 and 2009, we invested an aggregate of $2.0 million in the form of an unsecured promissory note maturing in January 2010, initially bearing interest at 15% and thereafter increased to 18%.  In connection with the investment, we also received warrants to acquire 8.9 million shares of Trulite’s common stock at exercise prices ranging from $0.01 to $0.38 per share.  The warrants expire in 2015.  In June 2010, the note, together with all interest as accrued, was repaid by Trulite.  We retained the Trulite warrants which we valued at $0.1 million as of September 30, 2010.

Off Balance Sheet Arrangements

As of September 30, 2010 and 2009, we did not have any off-balance sheet liabilities that are reasonably likely to have a current or future material effect on our financial condition.

Contractual Obligations

In October 2010, we agreed to provide a working capital facility for Spectrum Management, LLC (“Spectrum”) of up to $0.8 million in the form of a subordinated 16% promissory note.  As of the date of this prospectus, $0.4 million has been loaned to Spectrum under this facility.

Dividends

We declared no dividends in the first nine months of 2010.

We declared one dividend in 2009 totaling $0.1075 per share. The 2009 dividends were 100% qualified with $0.023 per share classified as ordinary income dividends and $0.0847 per share classified as a return of capital.

We declared four dividends in 2008, totaling $0.63 per share. The 2008 dividends were 100% qualified and classified as 39% capital gains distribution and 61% return of capital. The Fund declared four dividends in 2007 totaling $0.50 per share. The 2007 dividends were 100% qualifying and classified as capital gain distributions.

Common Stock Repurchases

On September 16, 2008, we repurchased an aggregate of 423,960 shares of our common stock, representing 4.9% of our outstanding shares, from unaffiliated third parties in a private transaction. In compliance with federal law, the sale was effected at the shares’ market price computed as the 5-day volume-weighted average closing price prior to the date of sale, which was September 11, 2008. The shares were repurchased at a discount to our net asset value and subsequently retired.

We had no common stock repurchases in the first nine months of 2010 or in the years 2009 or 2007.

Subsequent Events

On October 1, 2010, we sold U.S. Treasury Bills for $16.0 million and repaid our margin loan during the fourth quarter of 2010.

On October 1, 2010, we invested $0.2 million in Spectrum as a follow-on investment in the form of an $0.8 million, 16% promissory note facility. The note was funded to assist Spectrum in meeting immediate working capital requirements and matures on May 28, 2011.

On October 1, 2010, we received $0.7 million in the form of principal and interest payments on the July 2010 promissory note and a partial payment of unpaid interest on the April 2009 promissory note from London Bridge.

Since October 2, 2010, Big Apple has been in payment default of an 18% promissory note due to the Fund dated April 2009, having a principal amount of $3.0 million. On October 5, 2010, we demanded that the guarantors of the note pay and perform all obligations of Big Apple under the April 2009 note.

On October 18, 2010, we received $0.07 million as a principal payment on the 16% promissory note from Sovereign.

On October 20, 2010, we agreed to forbear from exercising certain of our rights and remedies under both the Big Apple and London Bridge promissory notes for a period commencing on the receipt of an initial forbearance fee of $0.03 million, and ending on the earlier of (a) October 22, 2010 or (b) November 5, 2010, in the event Big Apple, London Bridge or the guarantors of these notes elect to extend the forbearance period by providing the Fund with written notice together with a fee in the amount of $0.03 million (the option forbearance fee) prior to October 22, 2010.  We received the initial forbearance fees from Big Apple on October 20, 2010 and from London Bridge on October 22, 2010.  We received an option forbearance fee from London Bridge on October 29, 2010 and from Big Apple on November 3, 2010.  The forbearance periods ended on November 5, 2010 for the Big Apple and London Bridge notes which continue to be in default. We are continuing discussions with the guarantors of these notes and are contemplating the next prudent course of action.

On November 1, 2010, we invested $0.2 million in Spectrum as a follow-on investment under an $0.8 million 16% promissory note facility.

On November 1, 2010, we announced that our board of directors had approved the terms of a non-transferable rights offering to our shareholders to purchase shares of the Fund’s common stock.  This offering of rights is described more fully in this prospectus.

On November 8, 2010, we received $0.3 million in the form of principal payment on a 16% promissory note from Sovereign Business Forms, Inc.

BUSINESS

Equus is a BDC providing financing solutions for middle market and small capitalization companies that are typically privately held. We began operations in 1983 and have been a publically traded closed-end fund since 1991. Our investment objective is to seek the highest total return, consisting of capital appreciation and current income.

We attempt to maximize the return to our stockholders in the form of current investment income and long-term capital gains by investing in the debt and equity securities of companies with a total enterprise value of between $15.0 million and $75.0 million. We seek to invest primarily in companies seeking growth either through acquisition or organically, leveraged buyouts, management buyouts and recapitalizations of existing businesses. The Fund’s income-producing investments consist principally of debt securities including subordinate debt, debt convertible into common or preferred stock, or debt combined with warrants and common and preferred stock.  We seek to achieve capital appreciation by making investments in equity and equity-oriented securities issued generally by privately-owned companies in transactions negotiated directly with such companies.

Equus is a closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. In order to remain a BDC, we must meet certain specified requirements under the 1940 Act, including investing at least 70% of the Fund’s assets in eligible portfolio companies and limiting the amount of leverage we incur. The Fund is also a RIC under Subchapter M of the U.S. Internal Revenue Code of 1986, or the Code. As such, we are not required to pay corporate-level income tax on the Fund’s investment income. We intend to maintain the Fund’s RIC status, which requires that the Fund qualify annually as a RIC by meeting certain specified requirements. For a discussion of these requirements necessary to maintain our status as a BDC and as a RIC, please see “Regulation as a Business Development Company—General” and “Certain U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company,” respectively.

Our principal office is located at Eight Greenway Plaza, Suite 930, Houston, Texas, 77046, and the telephone number is (713) 529-0900. Our corporate website is located at www.equuscap.com. Our website, however, does not constitute a part of this registration statement.  We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to those reports as soon as reasonably practicable after such material is electronically filed or furnished to the Securities and Exchange Commission (“SEC”). Our shares are traded on The New York Stock Exchange under the ticker symbol “EQS”.

Significant Developments

Beginning in late 2007, the United States entered a recession, which has adversely impacted global economic activity, as well as credit and capital markets through the first six months of 2010.  In the first half of 2010, certain systemic indicators showed modest increases but have not resulted in any tangible improvements in the short-term prospects for the U.S. economy.  The downturn in global economic activity has unfavorably impacted a number of industries in which our portfolio companies operate and the operational performance of these companies.  Also, lending institutions have reduced credit and increased the cost and restricted the amount of borrowings from potential lenders.  This limited available credit and capital market activity negatively affected access to capital and valuations.  Our results of operations and net asset value declined significantly and the price of our common stock has traded significantly below the net asset value per share, as discussed more fully in our Management’s Discussion and Analysis of Financial Condition and Results of Operations.

We believe the current market conditions and recent portfolio performance dictated the need to pursue a more active role in our portfolio companies and focus our operations on protecting capital and preserving liquidity necessary to meet our operational needs and servicing our borrowing obligations.  In addition, we believe that a change in direction of the Fund and its management was necessary.  Accordingly, we undertook a number of key initiatives including:

•
Changes in Leadership. On June 9, 2010, we announced the appointment of John A. Hardy as Executive Chairman, Robert L. Knauss as Non-Executive Chairman, and Fraser Atkinson as Chairman of the Fund’s Audit Committee.  The summary biographies of these individuals are set forth under “Management – Board of Directors” included in this prospectus.

•	New Board Composition. On May 12, 2010, our shareholders elected four new members to our board of directors, each of which who had no prior connection with the Fund. These four new individuals have sound finance and investment management backgrounds, execution and management expertise, access to deal flow across diverse industries around the world, and strength in global capital markets.

•
Termination of Certain Follow-On Investments. During 2008 and 2009, we terminated our follow-on commitments to invest in HealthSPAC, LLC and RP&C Investments, which collectively preserved $9.9 million in cash.

•
Internalization of Management. On June 12, 2009, we announced plans to “internalize” Fund management. Our investment advisory and administration agreements with our former investment advisor and administrator, respectively, terminated on June 30, 2009.  We now directly employ management and incur all costs and expenses associated with the Fund’s operations.  All external fees related to the advisory and administration agreements, including management, incentive and administrative fees have been eliminated.  We expect that, because of management internalization, certain expenses of the Fund will not increase commensurate with an increase in the size of the Fund and, therefore, we can achieve efficiencies in our cost structure if we are able to grow the Fund.

•	Suspension of dividends. On March 24, 2009, we announced a suspension of our managed distribution policy to conserve liquidity and capital.

•
Opportunistic Portfolio Company Strategies. We are seeking to maximize the value of each of our portfolio companies.  In an effort to achieve this, we will attempt to pursue strategies including restructuring debt, recapitalizations, refinancing, follow-on investing and opportunistic liquidity events. As we have not borrowed any monies collateralized by portfolio investments, we will pursue prudent short-term liquidation strategies given the current market conditions and impact on valuations while focusing on positioning each of our investments to achieve maximum potential value in future periods.

Our Investment Objective

Our investment objective is to seek the highest total return, consisting of capital appreciation and current income.  Given market conditions over the past several years and the performance of our portfolio companies, we have given priority to cash income-generative investment opportunities.

Investment Strategy

Beginning in 2006, we implemented an investment strategy to strike a balance between the potential for gain and the risk of loss.  With respect to capital appreciation, Equus is a “growth-at-reasonable-price” investor that identifies and acquires securities that meet our criteria for selling at reasonable prices.  We give priority to cash producing investments wherein we invest principally in debt or preferred equity financing with the objective of generating regular interest and dividend income back to the Fund.  Debt and preferred equity financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing.

Given the recent performance of the portfolio and current market conditions, we do not intend to emphasize particular industries or sectors, but expect to seek investments in a variety of industries that generate cash interest payments or distributions on a regular basis in addition to potential for capital appreciation.  We believe it prudent to review alternatives to refine and further clarify the current strategies.

Investment Criteria

Consistent with its investment objective and strategy, our Management evaluates prospective investments based upon the criteria set forth below. We may modify some or all of these criteria from time to time.

•
Management Competency and Ownership . We seek to invest in companies with experienced management teams who have demonstrated a track record of successful performance.  Further, we desire to invest in companies with significant management ownership.  We believe that significant management ownership in small capitalization and middle market companies provide appropriate incentives and an alignment of interests for management to maximize shareholder value.  In addition, we will seek to design compensation and incentive arrangements that align the interests of the portfolio company’s management with those of the Fund to enhance potential returns.

•
Substantial Target Market. We desire to focus on companies whose products or services have favorable growth potential and strong competitive positions in their respective markets.   These positions may be as leadership positions within a given industry or market niche positions in which the product or service has a demonstrated competitive advantage.  The market in which a potential portfolio company operates should either be sizeable or have significant growth potential.

•
History of Profitability and Favorable Growth Potential. We target companies that have demonstrated a history of profitability or a reasonable expectation of a return to profitability in the near future.

•	Ability to Provide Regular Cash Interest and Distributions. We look for companies with strong cash flow models sufficient to provide regular and consistent interest and/or preferred dividend payments.

•
Management Assistance and Substantial Equity.   Given the requirements of a BDC under the 1940 Act, we seek to invest in companies that will permit substantial managerial assistance including representation on the board of directors of the company.  With regard to equity investments, we desire to obtain a substantial investment position in portfolio companies.  This position may be as a minority shareholder with certain contractual rights and powers, or as a majority shareholder, and should otherwise allow us to have substantive input on the direction and strategies of the portfolio company.

•
Plausible Exit and Potential for Appreciation. Prior to investing in a portfolio company, we will seek to analyze potential exit strategies and pursue those investments with such strategies as may be achievable.

Opportunities

We believe that the market for investing in, and financing the growth of, small and middle-market capitalization  companies is underserved relative to other financial markets.  We believe that companies in our target size range, having enterprise values of between $15 million and $75 million, have access to fewer sources of capital and increasing difficulty in financing their growth through traditional means.  We believe that increasing concentration in the banking industry has led many of the surviving lenders and financiers to focus on large capital markets transactions and lending facilities, with some banks and funds discontinuing lending to smaller and even mid-size companies.  This generally has reduced the financing options available to these companies in recent years.  As a result, we believe that an investment strategy focused on providing financing for such companies will, over time, provide above-average returns to our investors.

We believe that many participants in the private equity market do not provide adequate financing solutions for companies in our target market.  Private equity firms and other BDCs have invested, and, notwithstanding present economic conditions, we expect will continue to invest, in middle-market companies and, to a lesser extent, smaller companies.  We note that some private equity firms do not provide complete financing solutions to their investee clients, focusing exclusively or primarily on equity investments.  When such firms do offer financing options across the balance sheet of an investee company, they often seek to outsource the provision of senior and subordinated debt to other entities, including BDCs such as Equus.  This provides us with an opportunity to participate in private equity transactions in association with established market participants.  Similarly, while many venture capital and turn-around firms provide speculative equity capital for small and middle-market companies, few market participants appear to offer a full array of equity, preferred stock, senior and subordinated debt securities to these companies.  With increased liquidity as a result of this rights offering, we believe that the Fund, either alone or in partnership with institutions and established private equity firms, will supplement our existing investments with income-oriented debt and hybrid securities specifically tailored to finance companies we target for investment.

Based on these factors, we believe that there is considerable opportunity for profitable investments in our target market of small and middle-market capitalization companies and that, as a result of this rights offering, we will be better positioned to serve this market.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in small and middle-market capitalization companies:

Broad, Varied Deal Sourcing

We intend to target investments in a variety of industries and geographic locations.  Our Management and board of directors have access to long-term relationships in the United States and internationally that have been developed with industry participants, management teams and consultants.  Management will seek to identify potential investments through its interaction with the general financial community, potential investment partners and industry participants with whom they and certain of our board members have established relationships.  We also expect that our Management and board of directors will generate investment leads from accountants, consultants, lawyers and management teams with whom they have worked in the past.

Total Return Strategy

We believe that a balanced portfolio of equity and debt instruments will generate returns for investors that exceed those attainable by a purely fixed income portfolio while eliminating much of the volatility and risk associated with a fund invested only in equity securities.  We believe that our total return investment strategy offers advantages over other BDCs that focus their investments more completely in debt or equity securities.

Established Infrastructure

We benefit from the resources and expertise developed by our Management and board of directors from many years of experience and across several business cycles.  Contrary to many recently formed investment funds, our Management and board of directors has considerable experience and expertise in fund management and private equity development, which we believe are essential to managing and governing a BDC.  We have developed and refined processes for investigating and culling prospective investments, including a regimented due diligence process, and for executing attractive investments.  We have also have developed effective techniques by which to monitor investments and, when appropriate, exit investments.  We have established compliance and reporting procedures that we believe comply with the requirements of the 1940 Act.  We believe that this established infrastructure affords us a competitive advantage in our target market.

Experienced Management Team and Board of Directors

Our Management team is led by John A. Hardy, our Executive Chairman, who directs the implementation of our investment strategy in conjunction with a committee of Management personnel who review, analyze and monitor existing and potential investments by the Fund.  Mr. Hardy has extensive international experience dealing with corporate finance, banking, mergers and acquisitions and multinational corporations.

Our board of directors consists of individuals with strong backgrounds in finance and investment management, law and governance, execution capacity, and management expertise.  For example, Mr. Alessandro Benedetti, a newly elected member of our board, is currently the CEO of SAE Capital Ltd., based in London UK, which he founded in January 2007. Prior to that, he was the CEO of SAE Capital SPA, based in Rome, Italy. Over the last 20 years Mr. Benedetti has been involved in the structuring and financing of complex transactions, acting on behalf of companies and governments in North America, Europe, Central Asia and the Middle East. In 2005, he structured and led the acquisition of Wind Telecomunicazioni SpA, based in Italy, which had 16 million wireless subscribers, 1.6 million fixed line customers and 28 million registered internet users. At that time the transaction was the largest leveraged buyout in European history, in a deal valued at over 12 billion Euros.  Another of our new directors is Bertrand des Pallieres, who is the CEO of SPQR Capital, a London-based hedge fund. He previously served as Global Head of Principal Finance and member of the Global Market Leadership Group of Deutsche Bank from 2005 to 2007. From 1992 to 2005, he held various positions at JP Morgan including Global Head of Structured Credit, European Head of Derivatives Structuring and Marketing and Co-head of sales for Europe Middle East and Africa.

Investment Operations

Our investment operations consist principally of the following basic activities:

Investment Selection. We expect that many of our investment opportunities will come from Management, other private equity investors, direct approaches from prospective portfolio companies and referrals from investment banks, business brokers, commercial, regional and local banks, attorneys, accountants and other members of the financial community.  Subject to the approval of our board of directors, we may compensate certain referrals with finder’s fees to the extent permissible under applicable law and consistent with industry practice.

Due Diligence. Once a potential investment is identified, our Management undertakes a due diligence review using information provided by the prospective portfolio companies and publicly available information. Management may also seek input from consultants, investment bankers and other knowledgeable sources. The due diligence review will typically include, but is not limited to:

•	Review of historical and prospective financial information including audits and budgets;

•	On-site visits;

•	Review of business plans and an analysis of the consistency of operations with those plans;

•	Interviews with management, employees, customers and vendors of the potential portfolio company;

•	Review of existing loan documents, if any;

•	Background checks on members of management; and

•	Research relating to the company, its management, industry, markets, products and services and competitors.

Structuring Investments. We typically negotiate investments in private transactions directly with the owner or issuer of the securities acquired. Management structures the terms of a proposed investment, including the purchase price, the type of security to be purchased and our future involvement in the portfolio company’s business. We seek to structure the terms of the investment to provide for the capital needs of the portfolio company while maximizing our opportunities for current income and capital appreciation.  In addition, we may invest with other co-investors including private equity firms, BDCs, small business investment companies, venture capital groups, institutional investors and individual investors.

Providing Management Assistance and Monitoring of Investments. Successful private equity investments typically require active monitoring of, and significant participation in, major business decisions of portfolio companies. In many cases, our officers or members of our board of directors will serve as members of the boards of directors of portfolio companies. Such management assistance is required of a BDC under the 1940 Act. We seek to provide guidance and management assistance with respect to such matters as capital structure, acquisitions, budgets, profit goals, corporate strategy, portfolio management and potential sale of the company or other exit strategies. In connection with their service as directors of portfolio companies, our officers and directors may receive and retain directors’ fees or reimbursement for expenses incurred, and may participate in incentive stock option plans for non-employee directors, if any. When necessary and as requested by any portfolio company, Management may also assign staff professionals with financial or management expertise to assist portfolio company management.

Follow-On Investments

Following its initial investment, a portfolio company may request that we make follow-on investments by providing additional equity or loans needed to fully implement its business plans to develop a new line of business or to recover from unexpected business problems or other purposes. In addition, follow-on investments may be made to exercise warrants or other preferential rights granted to the Fund or otherwise to increase its position in a portfolio company. We may make follow-on investments in portfolio companies from cash on hand or borrow all or a portion of the funds required. If we are unable to make follow-on investments due to lack of available capital, the portfolio company in need of the investment may be negatively impacted and our equity interest in the portfolio company may be diluted if outside equity capital is required.

Disposition of Investments

The method and timing of the disposition of our investments in portfolio companies is critical to our ability to realize capital gains and minimize capital losses. We may dispose of our portfolio securities through a variety of transactions, including recapitalizations, refinancings, management buy-outs, repayments from cash flow, acquisitions of portfolio companies by a third party and outright sales of our securities in a portfolio company.  In addition, we may distribute our portfolio securities in-kind to our stockholders. In structuring our investments, we endeavor to reach an understanding with the management of the prospective portfolio company as to the appropriate method and timing of the disposition of the investment. In some cases, we seek registration rights for our portfolio securities at the time of investment which typically provide that the portfolio company will bear the cost of registration. To the extent not paid by the portfolio company, we typically bear the costs of disposing of our portfolio investments.

Current Portfolio Companies

For a description of our current portfolio company investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Portfolio Investments.”

Valuation

On at least a quarterly basis, Management values our portfolio investments. These valuations are subject to the approval and adoption of our board of directors. Valuations of our portfolio securities at “fair value” are performed in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The fair value of investments for which no market exists (including most of our investments) is determined through procedures established in good faith by our board of directors. As a general principle, the current “fair value” of an investment is the amount we might reasonably expect to receive upon its sale in an orderly manner. There are a range of values that are reasonable for such investments at any particular time.

Generally, cost is the primary factor used to determine fair value until a significant development affecting the portfolio company (such as updated financial results or a change in general market conditions) provides a basis for an adjustment to the valuation. We base adjustments upon such factors as the portfolio company’s earnings, cash flow and net worth, the market prices for similar securities of comparable companies, an assessment of the company’s current and future financial prospects and various other factors and assumptions. In the case of unsuccessful operations, we may base a portfolio company’s fair value upon the company’s estimated liquidation value. Fair valuations are necessarily subjective, and our estimate of fair value may differ materially from amounts actually received upon the disposition of our portfolio securities. Also, any failure by a portfolio company to achieve its business plan or obtain and maintain its financing arrangements could result in increased volatility and result in a significant and rapid change in its value.

We may also use, when available, third-party transactions in a portfolio company’s securities as the basis for its valuation. Several of the valuations at September 30, 2010 concur with the valuations recommended by independent valuation firms we have retained.

To the extent that market quotations are readily available for its investments and such investments are freely transferable, we value them at the closing market price on the date of valuation. For securities which are of the same class as a class of public securities but are restricted from free trading (such as Rule 144 stock), we establish our valuation by discounting the closing market price to reflect the estimated impact of illiquidity caused by such restriction. We determine the fair values of its debt securities, which are generally held to maturity, on the basis of the terms of such debt securities and the financial condition of the issuer. We generally value certificates of deposit at their face value, plus interest accrued to the date of valuation.

Our board of directors reviews the valuation policies on a quarterly basis to determine their appropriateness and reserves the right to hire and from time to time utilizes independent valuation firms to review Management’s valuation methodology or to conduct an independent valuation.

On a daily basis, we report our net asset value for the changes in the value of its publicly held securities and material changes in the value of its private securities and reports those amounts to Lipper Analytical Services, Inc.

Our weekly and daily net asset values appear in various publications, including Barron’s and The Wall Street Journal.

Competition

We compete with a large number of public and private equity and mezzanine funds and other financing sources, including traditional financial services companies such as finance companies and commercial banks. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Our competitors may have a lower cost of funds and many have access to funding sources that are not available to it. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships and build their market shares. In addition, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We can give no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may be foreclosed from taking advantage of attractive investment opportunities and may not be able to identify and make investments that satisfy our investment objectives or meet its investment goals.

Properties

Our principal executive offices are located at Eight Greenway Plaza, Suite 930, Houston, Texas 77046. We believe that our office facilities are suitable and adequate for our operations as currently conducted and contemplated.

Business Development Company Requirements

Qualifying Assets. As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act, unless, at the time the acquisition is made the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are the following:

•
securities purchased in transactions not involving any public offering from an issuer that is an eligible portfolio company. An eligible portfolio company is any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly-owned by the BDC, and (c) either (i) (A) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (B) is controlled by the BDC either singly or as part of a group and an affiliated person of the BDC is a member of the issuer’s board of directors, or (C) has total assets of not more than $4 million and capital and surplus of at least $2 million, or (ii) does not have any class of securities listed on a national securities exchange. Qualifying assets may also include follow-on investments in a company that was a particular type of eligible portfolio company at the time of the BDC’s initial investment, but subsequently did not meet the definition;

•	securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by the vote of the holders of the majority of our outstanding voting securities, as defined in the 1940 Act.

To include certain securities above as qualifying assets for the purpose of the 70% test, a BDC must make available to the issuer of those securities significant managerial assistance, such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

Temporary Investments. Pending investment in portfolio companies, we invest our available funds in interest-bearing bank accounts, money market mutual funds, U.S. Treasury securities and/or certificates of deposit with maturities of less than one year (collectively, “Temporary Investments”). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the U.S. Treasury or U.S. Government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody’s Investor Services, Inc. or Standard & Poor’s Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, with maturities of less than one year at the time of investment) will qualify for determining whether we have 70% of our total assets invested in qualifying assets or in qualified Temporary Cash Investments for purposes of the BDC provisions of the 1940 Act.

Leverage. We are permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock senior to the common stock if our asset coverage, as defined in the 1940 Act, is at least 200% after the issuance of the debt or the senior stockholders’ interests. In addition, provisions must be made to prohibit any distribution to common stockholders or the repurchase of any shares unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

Fund Share Sales Below Net Asset Value. We generally may sell our common stock at a price that is below the prevailing net asset value per share only upon the approval of the policy by stockholders holding a majority of our issued shares, including a majority of shares held by nonaffiliated stockholders. We may, in accordance with certain conditions established by the SEC, sell shares below net asset value in connection with the distribution of rights to all of its stockholders, such as is the case with this offering. We may also issue shares at less than net asset value in payment of dividends to existing stockholders.

No Redemption Rights. Since we are a closed-end BDC, our stockholders have no right to present their shares to us for redemption. Recognizing the possibility that our shares might trade at a discount, our board of directors has determined that it would be in the best interest of our stockholders for the Fund to be authorized to attempt to reduce or eliminate a market value discount from net asset value. Accordingly, from time to time the we may, but are not required to, repurchase our shares (including by means of tender offers) to attempt to reduce or eliminate any discount or to increase the net asset value of our shares.

Affiliated Transactions. Many of the transactions involving the Fund and its affiliates (as well as affiliates of such affiliates) require the prior approval of a majority of the independent directors and a majority of the independent directors having no financial interest in the transactions. However, certain transactions involving closely affiliated persons of the Fund require the prior approval of the SEC.

Regulated Investment Company Tax Status

We operate the Fund to qualify as a regulated investment company under Subchapter M of the Code. If Equus qualifies as a regulated investment company and annually distributes to our stockholders in a timely manner at least 90% of our taxable income, the Fund will not be subject to federal income tax on the portion of its taxable income and capital gains distributed to our stockholders. Taxable income generally differs from net income as defined by accounting principles generally accepted in the United States of America due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

Generally, in order to maintain the Fund’s status as a regulated investment company, we must (i) continue to qualify the Fund as a BDC; (ii) distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, as defined by the Code; (iii) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities or other income derived with respect to our business of investing in such stock or securities as defined by the Code; and (iv) meet investment diversification requirements. The diversification requirements generally require us at the end of each quarter of the taxable year to have (a) at least 50% of the value of our assets consist of cash, cash items, government securities, securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our assets and 10% of the outstanding voting securities of the issuer and (b) no more than 25% of the value of our assets invested in the securities of one issuer (other than U.S. government securities and securities of other regulated investment companies), or of two or more issuers (other than RICs) that are controlled by us and are engaged in the same or similar or related trades or businesses.

In addition, with respect to each calendar year, if we distribute or are treated as having distributed (including amounts retained but designated as deemed distributed) in a timely manner 98% of our net capital gains for each one-year period ending on October 31, and distribute 98% of our investment company net ordinary income for such calendar year (as well as any income not distributed, or deemed distributed in prior years), we will not be subject to the 4% nondeductible federal excise tax imposed with respect to certain undistributed income of regulated investment companies.

If we fail to satisfy the 90% distribution requirement or otherwise fail to qualify as a regulated investment company in any taxable year, it will be subject to tax in such year on all of its taxable income, regardless of whether the Fund makes any distribution to its stockholders. In addition, in that case, all of the Fund’s distributions to its stockholders will be characterized as ordinary income (to the extent of its current and accumulated earnings and profits). The Fund has distributed and currently intends to distribute sufficient dividends to eliminate its investment company taxable income.

Fees Paid to the Former Adviser and Former Administrator of the Fund

On June 12, 2009 our board of directors elected to “internalize” management of the Fund.  As such, we did not renew the Advisory Agreement with Moore Clayton Capital Advisors, Inc. (“MCCA”) or the Administration Agreement with Equus Capital Administration Company, Inc. (“ECAC”), both of which expired on June 30, 2009.  MCCA and ECAC were compensated under their contractual agreements through June 30, 2009 as described below.

The Advisory Fee. MCCA managed our investments pursuant to an Advisory Agreement which included, among other services from MCCA:

•	Determining the composition of our portfolio, the nature and timing of the changes therein, and the manner of implementing such changes;

•	Identifying, evaluating, and negotiating the structure of our investments;

•	Monitoring the performance of, and managing our investments;

•	Determining the securities and other assets that we will purchase, retain, or sell and the terms on which any such securities are purchased and sold;

•	Arranging for the disposition of our investments; and

•	Other specified services.

MCCA received a base advisory fee at an annual rate of 2% of our net assets, paid quarterly in arrears, as well as incentive fees in the following amounts: (i) 20% of the excess, if any, of our net investment income for a quarter that exceeded a quarterly hurdle rate equal to 2% (8% annualized) of our net assets, and (ii) 20% of our net realized capital gains less unrealized capital depreciation, paid on an annual basis. The Fund was responsible for the costs and expenses of our business, operations, and investments. These costs and expenses, included among other items:

•	Administration fees and expenses payable under the Administration Agreement;

•	Costs of proxy solicitation and meetings of stockholders and the Board;

•	Charges and expenses of our custodian, administrator, and transfer and dividend disbursing agent;

•	Compensation and expenses of our independent directors;

•	Legal and auditing fees and expenses; and

•	Subject to Board approval, certain other reasonable costs and expenses directly allocable and identifiable to the Fund or its business or investments.

The Former Administrator. ECAC managed our administrative and business operations pursuant to an Administration Agreement. ECAC provided us, at its expense, with office space, facilities, equipment and personnel necessary for the conduct of our business. We reimbursed ECAC for the costs and expenses incurred by it in performing its obligations and providing personnel and facilities under the Administrative Agreement, provided that such reimbursements did not exceed $0.5 million per year. The Administration Agreement could be terminated by either party without penalty upon 60 days’ written notice to the other party.  As stated above, the independent directors elected not to renew the agreement as of June 30, 2009.

Custodian

We act as the custodian of our securities to the extent permitted under the 1940 Act and are subject to the restrictions imposed on self-custodians by the 1940 Act and the rules and regulations thereunder. We have also entered into an agreement with Amegy Bank with respect to the safekeeping of our securities. The principal business office of Amegy Bank is 4400 Post Oak Parkway, Houston, Texas 77019.

Staffing

We have six employees.  See “Management.”

Properties

Our principal executive offices are located at Eight Greenway Plaza, Suite 930, Houston, Texas 77046.  We believe that our office facilities are suitable and adequate for our operations as currently conducted and contemplated.

Legal Proceedings

On June 30, 2009, the Fund received a “Wells” notice from the staff of the Securities and Exchange Commission (“SEC”). Based on discussions with the SEC staff, we believe that the issues the staff intends to pursue relate to a one-time administrative fee that the Fund paid in 2005 and the compensation of a certain Fund officer during approximately the same time period. The Wells notice notified us that the staff intends to recommend that the SEC bring a civil action against the Fund for possible violations of the securities laws. We have been cooperating with the SEC in this inquiry. In accordance with SEC procedures, we have presented our perspective on these issues to the staff. The SEC has not made a formal decision regarding an enforcement proceeding.

On March 10, 2010, American General Life Insurance Company (“American General”) filed a complaint against the Fund in the District Court of Harris County, Texas, in connection with an office lease entered into by our former administrator with American General.  The complaint by American General seeks to hold the Fund liable for unpaid rent, improvements, and attorneys fees in excess of $375,000.  Because we believe that the complaint is without merit, we intend to defend the matter vigorously.

On April 26, 2010, the SEC also subpoenaed our records in connection with certain trades in our shares by SPQR Capital LLP, SAE Capital Ltd., Versatile Systems Inc., Mobiquity Investments Limited, and anyone associated with those entities.  We have fully cooperated with the SEC’s request.

From time to time, the Fund is also a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

MANAGEMENT

BOARD OF DIRECTORS

Our board of directors provides overall guidance and supervision with respect to our operations and performs the various duties imposed on the directors of BDCs by the 1940 Act.  Among other things, our board of directors supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates.  All actions taken by our board of directors are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our Restated Certificate of Incorporation or bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act), whom we refer to as “independent directors.”

Our board of directors consists of nine members.  We set forth below certain information with respect to each of the directors, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, and the year in which each of them became a director of the Fund.  The business address of each director listed below is Eight Greenway Plaza, Suite 930, Houston, Texas 77046.

The members of our board of directors as of the date hereof and the committees of our board of directors on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee
Fraser Atkinson	Chair		*
Alessandro Benedetti			*
Richard F. Bergner			*	Chair
Kenneth I. Denos
Gregory J. Flanagan	*	*	*
Henry W. Hankinson		Chair	*	*
John A. Hardy, Exec. Chairman
Robert L. Knauss	*		Chair	*
Bertrand des Pallieres		*	*

Independent Directors

The following directors are not “interested persons” of the Fund as defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
Fraser Atkinson (2010)	53
Mr. Atkinson has been CFO of Versatile Systems Inc., a technology consulting company, since February 2003, Corporate Secretary of Versatile since October 2003 and Director since November 2003. Mr. Atkinson was involved in both the technology and corporate finance sectors as a partner at KPMG, LLP for over 14 years, having left the firm in September 2002.

Alessandro Benedetti (2010)	48
Mr. Benedetti is currently the CEO of SAE Capital Ltd., which he founded in January 2007. Prior to that, he was the CEO of SAE Capital SPA, based in Rome, Italy. Over the last 20 years Mr. Benedetti has been involved in the structuring and financing of complex transactions, acting on behalf of companies and governments in North America, Europe, Central Asia and the Middle East. In 2005, he structured and led the acquisition of Wind Telecomunicazioni SpA, based in Italy, which had 16 million wireless subscribers, 1.6 million fixed line customers and 28 million registered internet users. At that time, the transaction was the largest leveraged buyout in European history, in a deal valued at over 12 billion Euros.

Richard F. Bergner, Esq. (2005)	79
Mr. Bergner has been a practicing attorney in Houston, TX for 50 years. Mr. Bergner’s practice includes corporate, investment and real estate matters; he has litigated cases in federal and state court.

Gregory J. Flanagan (1992)	64
Mr. Flanagan was Chairman of the Board, CEO and President of the Fund from July 2009 to February 2010. He previously served as COO of Gallagher Healthcare, Inc. – Houston Branch, an insurance brokerage company, from 2003 to 2008.  Mr. Flanagan also has more than 20 years of commercial banking experience.

Henry W. Hankinson (2005)	68
Mr. Hankinson is Managing Partner and co-founder of Global Business Associates, LLC, a boutique M&A consulting firm in Atlanta, GA. Mr. Hankinson is a former military officer with engineering and MBA degrees. He has held domestic and international senior executive management positions for over 30 years. In 1993, he moved to Moscow as the senior regional executive for Halliburton / Brown & Root (“HBR”) to establish the oil and gas construction market in the Former Soviet Union. In 1997, he moved to Riyadh, Saudi Arabia to serve as the senior HBR regional Managing Director of Saudi Arabia. In 1999, he was recruited to become the COO and senior American for a large multi-national conglomerate for the Saudi Royal Family. Based in Riyadh, he was responsible for investment acquisitions and portfolio management. During his career, Mr. Hankinson has served as Chairman, CEO, COO, and Director for both small and multinational private and public companies.

Robert L. Knauss (1991)	79
Mr. Knauss was Chairman of the Board of Philip Services Corp., an industrial services company, from 1998 to 2003, and Chairman of the Board and CEO of Baltic International USA, Inc. from 1995 to 2003. During the past twenty years, Mr. Knauss has served on the Boards of Directors of eight public companies and currently serves as a member of the board of directors of XO Holdings, Inc., and WestPoint International, Inc., and also serves as the chairman of the Audit Committee of The Mexico Fund, Inc. Mr. Knauss was the former Dean and Distinguished University Professor of the University of Houston Law School and was also Dean of Vanderbilt Law School.

Bertrand des Pallieres (2010)	43
Mr. Pallieres has been the CEO of SPQR Capital LLP, based in London, UK since May 2007. He previously served as Global Head of Principal Finance and member of the Global Market Leadership Group of Deutsche Bank from 2005 to 2007.  From 1992 to 2005, he held various positions at JP Morgan, including Global Head of Structured Credit, European Head of Derivatives Structuring and Marketing and Co-head of sales for Europe Middle East and Africa.

Interested Directors

Mr. Hardy and Mr. Denos are deemed to be “interested persons” of the Fund as defined in the 1940 Act by reason of their status as executive officers of the Fund and also by reason of Mr. Denos’ affiliation with the former investment adviser to the Fund.

Name and Year First Elected Director	Age	Background Information
John A. Hardy (2010)	59
Mr. Hardy has served as Executive Chairman of the Fund since June 2010.  Since June 1997, Mr. Hardy has also been Chairman and Chief Executive Officer of Versatile Systems Inc., a technology consulting company. Mr. Hardy has had extensive experience in the insurance, finance and banking sectors, as well as mergers, acquisitions and litigation and resolution of multi-jurisdictional disputes practicing as a Barrister from 1978-1997. Mr. Hardy was also an adjunct Professor lecturing in insurance law at the University of British Columbia from 1984-2000.

Kenneth I. Denos (2007)	42
Mr. Denos has served as Secretary to the Fund since June 2010.  Mr. Denos has served as a director and principal of many small public and private companies throughout the world.  Since August 2009, he has been Deputy Executive Chairman of London Pacific & Partners, Inc., a healthcare and hospitality corporate finance advisory and investment firm. Previously he was President of the Fund from December 2007 to June 2009; CEO of the Fund from August 2007 to June 2009; Executive Vice President and Secretary of the Fund from June 2005 until August 2007; Executive Vice President of Equus Capital Administration Company, Inc. from June 2005 to May 2008; CEO and President of Equus Capital Administration Company, Inc. from May 2008 to June 2009; Executive Vice President of Moore Clayton Capital Advisors, Inc from June 2005 to May 2008; CEO and President of Moore Clayton Capital Advisors, Inc from May 2008 to June 2009. From May 2006 until August 2009, Mr. Denos served as CEO of MCC Global NV, a financial services company. From November 2005 until May 2006, Mr. Denos served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of MCC Energy plc (now Tersus Energy plc). From April 1999 until August 2007, he has also served as Chairman and CEO of SportsNuts, Inc. (a sports marketing company). Since March 2007, Mr. Denos has served as a non-executive director of Secure Netwerks, Inc., an information technology hardware and software reseller. Since January 2000, he has served as President of Kenneth I. Denos, P.C. Since March 2009, he has served as CEO and Chairman of Acadia Group, Inc.

INFORMATION ABOUT EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following information pertains to our executive officers who are not directors of the Fund.

Name	Age	Background Information
S. Jay Brown	41
Chief Investment Officer and since February 2010 and worked as a consultant to the Fund since October 2009. From 2005 to 2010, Mr. Brown was a principal of Overcup Capital, LLC, the general partner of an investment partnership.  Mr. Brown has 16 years of corporate finance and transactional experience serving in principal and advisory roles mostly involving private equity and investment banking sectors. He has an MBA (finance) from the University of Houston, and a BBA from Baylor University and is a Chartered Financial Analyst.

L’Sheryl D. Hudson	45
Vice President, Chief Financial Officer, Treasurer, and Chief Compliance Officer of the Fund since November 2006. Ms.Hudson was named Chief Compliance Officer and a director of MCCA and a director of Equus Capital Administration Company, Inc. in 2007. Ms. Hudson served as Associate Director of WestLB Asset Management (US), LLC from 2002 to 2006.

Brett M. Chiles	33
Assistant Vice President of the Fund since 2009 and Secretary of the Fund from August 2007 to June 2010. Mr. Chiles served as Assistant Vice President of MCCA from 2005 to 2009. Prior to joining MCCA, Mr. Chiles served as Internal Wholesaler for AIM Investments from 2000 to 2003, where he actively developed and maintained relationships with financial dealer brokers to sell AIM products including mutual funds, annuities and retirement plans. Mr. Chiles worked for Murphree Venture Partners, where he analyzed seed and early-stage investments. Mr. Chiles holds a B.B.A from Texas Christian University and an M.B.A. from Rice University.

COMMITTEES OF THE BOARD OF DIRECTORS

Our board of directors has four standing committees: an Audit Committee, a Committee of Independent Directors, a Compensation Committee and a Governance and Nominating Committee.  During 2009 and the first nine months of 2010, our board of directors met twenty-three times. Each director attended at least 75% of all meetings held by our board of directors or the committees of our board of directors on which he served. We not have a policy about directors’ attendance at the annual meeting of stockholders. Except for Mr. Benedetti, all directors attended our annual meeting of stockholders in May 2010.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our board of directors and available on our website.  The charter sets forth the responsibilities of the Audit Committee.  The Audit Committee’s responsibilities include reviewing and overseeing our annual and quarterly financial statements; recommending for stockholder approval the appointment of our independent auditor; overseeing the compensation, retention, oversight, and other matters relating to the engagement or discharge of the independent auditor; overseeing our financial controls and reporting processes; reviewing our financial reporting and accounting standards and principles; reviewing the performance of our internal audit function and the performance of the independent auditor; reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interest or adherence to standards of business conduct; and establishing procedures for handling complaints involving accounting, internal accounting controls and auditing matters.

Each member of the Audit Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE.  Fraser Atkinson, the chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations, and our board of directors has determined that he has accounting and related financial management expertise within the meaning of the listing standards of the NYSE.

Committee of the Independent Directors

The functions of the Committee of the Independent Directors include recommending to our board of directors approval of any management, advisory, or administration agreements; recommending to the full board of directors any underwriting or distribution agreements; reviewing the fidelity bond and premium allocation; reviewing any joint insurance policies and premium allocation; reviewing and monitoring our compliance with procedures adopted pursuant to certain rules promulgated under the 1940 Act; and carrying out such other duties as the independent directors shall conclude are necessary in the performance of their duties under the 1940 Act.

Robert L. Knauss is our non-executive Chairman and the chairman of the Committee of the Independent Directors.  The Committee of Independent Directors met as needed at regularly scheduled meetings of the board of directors. This committee consists of all independent directors.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors.  The charter of the Compensation Committee is available on our website.  The Compensation Committee met once in 2009 and once in the first  nine months  of 2010.  The Compensation Committee is responsible for reviewing and approving performance goals and objectives relative to the compensation of our executive officers; making recommendations to our board of directors with respect to compensation of other employees of the Fund, compensation, incentive compensation plans, and equity-based plans; making recommendations to our board of directors with respect to incentive-compensation plans and equity-based plans; periodically reviewing director compensation and recommending any appropriate changes to our board of directors; producing a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations; and making recommendations to our board of directors on our executive compensation practices and policies.

Each member of the Compensation Committee is an independent director within the meaning of SEC regulations and the listing standards of the NYSE.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for developing and implementing policies and practices relating to corporate governance. The Committee selects individuals for nomination to our board of directors. In addition, the Committee develops and reviews background information on candidates for our board of directors and makes recommendations regarding such candidates. The Committee also prepares and supervises our board of directors’ annual review of director independence and its performance self-evaluation. The charter of the Governance and Nominating Committee is available on the Fund’s website. The Committee met once during 2009 and once during the first nine months of 2010.

All of the members of the Governance and Nominating Committee are independent directors within the meaning of SEC regulations and the listing standards of the NYSE.

COMPENSATION

Up until June 30, 2009, we did not directly compensate our executive officers.  However, our executive officers did receive compensation from our former administrator, as employees of that company.  We have directly compensated our executive officers since July 1, 2009.  The following table sets forth all compensation received directly from the Fund in 2009 by our current directors and each officer who had aggregate compensation from the Fund in 2009 in excess of $60,000:

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Long-term Compensation Awards Number of Securities Underlying Options
Interested Directors
John A. Hardy	—	—	—
Kenneth I. Denos	7,000	—	—
Independent Directors
Fraser Atkinson	—	—	—
Alessandro Benedetti	—	—	—
Richard F. Bergner	63,000	—	—
Gregory J. Flanagan	39,500	—	—
Henry W. Hankinson	55,000	—	—
Robert L. Knauss	61,000	—	—
Bertrand des Pallieres	—	—	—
Executive Officers
L’Sheryl D. Hudson*	94,333	—	—

*   During the first six months of 2009, Ms. Hudson’s salary was paid by our former administrator.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

As a BDC, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement;

then we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed to be distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our net capital gains for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed or deemed distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	At all times during each taxable year, have in effect an election to be treated as a BDC under the 1940 Act;

•
Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, or other income derived with respect to our business of investing in such stock or securities or currencies, and net income from interests in certain “qualified” publicly traded partnerships; and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or the securities of one or more “qualified” publicly traded partnerships.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in our income each year a portion of the original issue discount that accrues over the life of such obligation, regardless of whether we actually receive cash representing such income in the same taxable year. Because we will include any original issue discount accrued in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

The remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains (for purposes of this discussion, a “U.S. stockholder” is any stockholder who is not a “Non-U.S. Person” as defined below). Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (to the extent such distributions do not exceed our actual net long-term capital gains for the taxable year) regardless of the U.S. stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock.  Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in its common stock and, after the adjusted basis is reduced to $0, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

To the extent that we reinstitute our managed distribution policy and issue dividends to our stockholders, U.S. stockholders who own shares of common stock registered in their own name will be given the option, at the time of any distribution in respect of our common stock, to have such cash distributions automatically reinvested in additional shares of our common stock.  Any distributions reinvested in this manner will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day on which the shares are credited to the U.S. stockholder’s account.

We may opt to retain some or all of our capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include his or her share of the deemed distribution in income as if such amount had been actually distributed to such U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to his or her allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of stockholder level tax will be added to the U.S. stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior the day that is 60 days after the close of the relevant tax year.

We will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although the Internal Revenue Service has not yet issued regulations explaining the precise method of apportionment, we intend, in general, to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the 90% distribution requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made, and any capital gain dividend will be treated as a capital gain dividend to the U.S. stockholder. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

Currently, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced-in general, to 15% with lower rates applying to taxpayers in the 10% and 15% tax brackets-for taxable years beginning before January 1, 2011.  For taxable years beginning before January 1, 2011, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate which, as described above, generally is 15%.  It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.  In general, “qualified dividend income” is income attributable to dividends received by a RIC from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the RIC with respect to the dividend-paying corporation’s stock and by the stockholders with respect to the RIC’s shares.  Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.  Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction and will generally be taxed as ordinary income (i.e. would not be qualified dividend income).

Backup withholding may apply to distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides his or her correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding.

Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of non-U.S. Persons

For purposes of the following discussion, a “Non-U.S. Person” is a beneficial owner of shares of stock that is not, for federal income tax purposes (1) an individual who is a citizen or resident of the United States, (2) a corporation (or other entity treated as a corporation for federal income tax purposes) created or organized in or under the laws of the United States, any State or the District of Columbia or otherwise treated or taxed as a United States corporation for federal income tax purposes, (3) an estate the income of which is subject to federal income taxation regardless of its source, (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (5) a certain electing trust. If a partnership holds shares, the tax treatment of a partner will generally depend upon the status of the partner and upon the activities of the partnership. Partners of partnerships holding shares should consult their tax advisor as to whether they are Non-U.S. Persons.

Whether an investment in our common stock is appropriate for a Non-U.S. person will depend upon that person’s particular circumstances. Non-U.S. persons should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are Non-U.S. Persons will currently be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Persons, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the ordinary income rates applicable to U.S. persons. In that case, we will not have to withhold federal withholding tax if the Non-U.S. Person complies with applicable certification requirements. Special certification requirements apply to a Non-U.S. Person that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. Person, and gains realized by a Non-U.S. Person upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or withholding tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Person and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Person in the United States, or, in the case of an individual, the Non-U.S. Person was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. Person will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Person, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. Person.

To the extent, if any, that we recommence paying dividends to our stockholders, under our dividend reinvestment plan, if a Non-U.S. Person owns shares of common stock registered in his or her own name, the Non-U.S. Person will have all cash distributions automatically reinvested in additional shares of common stock unless he or she opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. Person (or, if a treaty applies, it is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. Person, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. Person will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day on which the shares are credited to the Non-U.S. Person’s account.

A Non-U.S. Person who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Person provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that he or she is a Non-U.S. Person or the Non-U.S. Person otherwise establishes an exemption from backup withholding.

Non-U.S. Persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is a type of closed-end investment company that is exempt from registration under the 1940 Act so long as it elects such status and meets certain specified requirements under the 1940 Act.  A BDC must be organized in the United States.  As described below under “—Qualifying Assets,” a BDC must invest primarily in U.S. companies that have limited access to the capital markets, such as companies that do not have outstanding publicly listed securities and companies undergoing restructuring under the U.S. Bankruptcy Code.  For purposes of making investments and operating its business, a BDC may raise capital by issuing and selling shares to public stockholders and may borrow funds for investment up to a specified limitation on leverage under the 1940 Act.  Upon request, a BDC must make available managerial assistance to its portfolio companies.  BDCs can be managed by an internal staff (as is presently the case with the Fund) or contract with an external investment adviser and other persons to provide investment and management capabilities.  We believe that a BDC provides stockholders the ability to obtain the liquidity of a publicly traded common stock while sharing in the benefits, if any, of investing primarily in privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized to do so by a vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of:

•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy; or

•	more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act.  In addition, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC.  Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are periodically examined by the SEC for compliance with the 1940 Act.

As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors – Risks Relating to our Business and Structure.”

Qualifying Assets

As a BDC, we may not acquire any asset other than qualifying assets, as defined by the 1940 Act, unless, at the time the acquisition is made, the value of our qualifying assets represent at least 70% of the value of our total assets.  The principal categories of qualifying assets are the following:

•
Securities purchased in transactions not involving any public rights offering from an issuer that is an eligible portfolio company.  An “eligible portfolio company” is any issuer that (a) is organized and has its principal place of business in the United States, (b) is not an investment company other than a small business investment company wholly owned by the Fund and (c) either (i) does not have any class of securities with respect to which a broker or dealer may extend margin credit, (ii) is controlled by the Fund either singly or as part of a group and an affiliated person of the Fund is a member of the issuer’s board of directors or (iii) has total assets of not more than $4 million and capital and surplus of at least $2 million.  In 2008, the SEC amended the definition of “eligible portfolio company” to include domestic operating companies with securities listed on a national securities exchange so long as the investee company has a market capitalization under $250 million, computed as of any date in the 60-day period prior to an investment in the company’s securities;

•
Securities purchased in transactions not involving any public offering if (a) the Fund owns at least 50% of the issuer’s outstanding equity and debt securities, (b) the Fund is one of the 20 largest holders of the issuer’s outstanding voting securities and (c) the issuer (i) is organized and has its principal place of business in the United States, (ii) is not an investment company other than a small business investment company wholly owned by the Fund and (iii) is not an eligible portfolio company because it has issued margin securities;

•	Securities of an issuer that is an eligible portfolio company that (a) the Fund controls and (b) that has an affiliate of the Fund on the issuer’s board;

•
Securities purchased in transactions not involving any public offering if: (a) the issuer (i) is in bankruptcy, (ii) issued the securities pursuant to a bankruptcy plan or (iii) was unable to meet is financial obligations as they came due and (b) the issuer (x) is organized and has its principal place of business in the United States and (y) is not an investment company other than a small business investment company wholly owned by the Fund;

•
Securities of an eligible portfolio company purchased in transactions not involving any public rights offering if (a) there was no ready market for the securities and (b) immediately prior to such purchase the Fund owns at least 60% of the issuer’s equity securities;

•	Securities received in exchange for or distributed with respect to securities described above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC. See “Risk Factors – Risks relating to our business and structure – Our ability to invest in private companies may be limited in certain circumstances.”

Significant Managerial Assistance

To include securities as qualifying assets for the purpose of the 70% test described above, a BDC must offer to make available to the issuer of those securities upon request significant managerial assistance, such as providing guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.  Accordingly, we may provide managerial assistance to our portfolio companies.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to collectively as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies.  A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase such security at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Leverage and Coverage Ratio

As a BDC, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%.  We are permitted by the 1940 Act, under specified conditions, to issue multiple classes of senior debt and a single class of preferred stock senior to the common stock if our asset coverage, as defined in the 1940 Act, is at least 200% after giving pro forma effect to the issuance of such debt or senior stockholders’ interests.  In addition, provisions must be made to prohibit any distribution to common stockholders or the repurchase of any shares unless the asset coverage ratio is at least 200% at the time of distribution or repurchase.

Fund Share Sales Below Net Asset Value

Generally, except for certain rights offerings and payment of stock dividends, we are not able to issue and sell our common stock at a price below net asset value per share without the approval of our shareholders.  See “Risk Factors – Risks Relating to this Offering – Shares of our common stock being sold pursuant to this rights offering will trade at a discount from net asset value.”  In the case of a rights offering below net asset value, if such rights are transferable (unlike the rights being offered in this prospectus), the SEC has taken the position that, absent shareholder approval, no more than one additional share may be issued for each three shares currently outstanding.

Affiliated Transactions

Many of the transactions involving the Fund and our affiliates (as well as affiliates of such affiliates) require the prior approval of a majority of the independent directors and a majority of the independent directors having no financial interest in the transactions.  We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

Code of Ethics

As required by the 1940 Act, we maintain a code of ethics that establishes procedures for personal investments and restricts certain transactions by our personnel. See “Risk Factors – Risks Relating to Our Business and Structure – There are significant potential conflicts of interest.” Our code of ethics places certain limits and restrictions on investments by our employees in securities that may be purchased or held by us.  Our code of ethics is available on our website at www.equuscap.com.  Our website, however, does not constitute a part of this prospectus.  You may also read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C.  For more information on how to obtain a copy of the code of ethics, see “Additional Information.”

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws.  We are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation.  We must and have designated a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•
Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our policies and procedures regularly to ensure that we are in compliance with its provisions and the regulations promulgated under it.  We regularly monitor our compliance with all regulations that have been adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we remain in compliance.

Investment Policies

Our investment objective and all of our other investment policies of the Fund are non-fundamental policies of the Fund and may be changed without a vote of stockholders.

PROXY VOTING

We have delegated our proxy voting responsibility to our Management.  Our Voting Policies and Procedures are set forth below. (The guidelines are reviewed periodically by our independent directors, and, accordingly, are subject to change.)

Introduction

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Management, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Policies

These policies are designed to be responsive to the wide range of issues that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. In general, we will vote proxies in accordance with these guidelines unless: (1) we have determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present or (4) we might find it necessary to vote contrary to our general guidelines to maximize stockholder value and vote in our clients’ best interests. In such cases, a decision on how to vote will be made by our senior officers. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors

In general, we will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, our senior officers will determine the appropriate vote on the matter. We believe that directors have a duty to respond to stockholder actions that have received significant stockholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares.

Appointment of Auditors

We believe that a company is in the best position to choose its own auditors, and we will generally support management’s recommendation.

Changes in Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, we will cast our votes in accordance with the recommendation of a company’s management on such proposals. However, our senior officers will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions

We believe proxy votes dealing with corporate reorganizations are an extension of our initial investment decision. Accordingly, our senior officers will analyze such proposals on a case-by-case basis.

Corporate Governance

We recognize the importance of good corporate governance in ensuring that a company’s management and board of directors fulfill their respective obligations to stockholders. We favor proposals promoting transparency and accountability within a company.

Conflicts of Interest

To ensure that our votes are not the product of a conflict of interests, we require that: (1) anyone involved in the decision making process disclose to our senior management any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting

Each account’s custodian will forward all relevant proxy materials to us, either electronically or in physical form, to the address of record that we provide to the custodian.

Proxy Recordkeeping

We must retain the following documents pertaining to proxy voting:

•	Copies of our proxy voting polices and procedures;

•	Copies of all proxy statements;

•	Records of all votes cast by us; and

•	Copies of all written client requests for information with regard to how we voted proxies on behalf of the client as well as any written responses provided.

All of the noted records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth the beneficial ownership of each of our directors and executive officers, and each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and our executive officers and directors as a group, as of September 30, 2010.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power and has the same address as us.  Our address is Eight Greenway Plaza, Suite 930, Houston, Texas 77046.

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days(1)	Other Beneficial Ownership	Total	Percent of Class Outstanding(2)
Fraser Atkinson(3)	-	-	822,031	822,031	9.28%
Alessandro Benedetti(3)	-	-	822,031	822,031	9.28%
Richard F. Bergner	-	-	-	-	-
S. Jay Brown(4)	-	-	-	-	-
Brett M. Chiles(4)	-	-	-	-	-
Kenneth I. Denos	15,754	-	-	15,754	*
Sam P. Douglass(5)	51,564	-	716,026	767,590	8.66%
Gregory J. Flanagan	4,514	-	-	4,514	*
John A. Hardy(3)	-	-	822,031	822,031	9.28%
Henry W. Hankinson	-	-	-	-	-
L’Sheryl D. Hudson(4)	-	-	-	-	-
Robert L. Knauss	10,670	-	-	10,670	*
Bertrand des Pallieres(3)	-	-	822,031	822,031	9.28%
All current directors and executive officers as a group (12 persons)	30,938	-	822,031	852,969	9.63%
____________________
*	Indicates less than one percent.

(1)	Effective June 30, 2005, we terminated our 1997 Stock Incentive Plan. Accordingly, there are no stock options outstanding.

(2)
Based on 8,861,646 shares of our common stock, par value $0.001 per share, outstanding as of September 30, 2010.  There are no options, warrants, rights or conversion privileges outstanding with respect to our common stock.

(3)
Each individual disclaims beneficial ownership of the securities held directly by Mobiquity Investments Limited and Versatile Systems Inc. and nothing herein shall be construed as an admission that such individual is, for the purpose of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the beneficial owner of any such securities.

(4)	Ms. Hudson and Messrs. Brown and Chiles are executive officers of the Fund but are not members of the Fund’s Board of Directors.

(5)
Mr. Douglass is not an officer or director of the Fund.  Includes (a) 58,197 shares held directly and in retirement accounts by Mr. Douglass’ spouse, and (b) 657,829 shares held by trusts for the benefit of members of Mr. Douglass’ family, of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Mr. Douglass’ spouse is the beneficiary. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.

 -

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law, or the “DGCL,” and on our restated charter and bylaws.  This summary may not contain all of the information that is important to you, and we refer you to the DGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

THE RIGHTS

We are issuing to our stockholders non-transferable rights to subscribe for an aggregate of up to 2,953,882 shares.  Each stockholder is being issued one non-transferable right for every share of common stock held by them on the record date.  The rights entitle our stockholders to acquire one (1) share at the subscription price for every three (3) rights held.  We will not issue fractional shares upon the exercise of less than three rights.

CAPITAL STOCK

Equus was organized as a corporation under the laws of the State of Delaware on August 16, 1991.  Our authorized capital stock consists of 50,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share.  Upon completion of this rights offering, assuming all rights are fully subscribed and all shares are issued, we expect to have outstanding 11,815,528 shares of common stock and no shares of preferred stock.  As of September 30, 2010, there were approximately 4,309 record holders of our common stock.  There are no outstanding options or warrants to purchase our stock.  No stock has been authorized for issuance under any equity compensation plans.  As permitted by the DGCL, our charter provides that our board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

At September 30, 2010, we had 8,861,646 shares of common stock outstanding and no shares of preferred stock outstanding.  The following are our outstanding classes of securities as of September 30, 2010:

Title of Class	Amount Authorized(1)	Amount Held by Us or for our Account(1)	Amount Outstanding Exclusive of Amounts Shown Under(1)
Common stock, par value $.001 per share	50,000,000	—	8,861,646
Preferred stock	5,000,000	—	—
	55,000,000	0	8,861,646
    ____________________
(1)	Calculated as of September 30, 2010.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges. When they are issued, they will be duly authorized, validly issued, fully paid and nonassessable.  Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor.  Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.  In the event of a liquidation, dissolution or winding up of the Fund, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors.

Preferred Stock

Preferred stock may be issued from time to time by our board of directors as shares of one or more classes or series.  Subject to the provisions of our charter and limitations prescribed by law, our board of directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the stockholders.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.  The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.  For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC.  We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not currently have any plans to issue preferred stock.

Limitation On Liability Of Directors And Officers; Indemnification and Advance of Expenses

Pursuant to our charter and under the DGCL, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividend payments or stock redemptions under Delaware law or any transaction from which a director has derived an improper personal benefit. Our charter provides that we are authorized to provide indemnification of (and advancement of expenses) to directors, officers, employees and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through by-law provisions, agreements with such persons, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by applicable law.

We have previously entered into indemnification agreements with certain of our current directors and officers. The indemnification agreement indemnifies the indemnitee to the fullest extent permitted by law, including against third-party claims and claims by or in right of the Fund or any subsidiary or majority-owned partnership of the Fund by reason of that person (including the advancement of expenses subject to certain conditions) (a) being a director, officer employee or agent of the Company, or of any subsidiary or majority-owned partnership of the Fund or (b) serving at our request as a director, officer, employee or agent of another entity.  If appropriate, we are entitled to assume the defense of the claim with counsel selected by us and approved by the indemnitee (which approval may not be unreasonably withheld). Separate counsel employed by the indemnitee will be at his or her own expense unless (1) the employment of separate counsel has been previously authorized by us, (2) the indemnitee reasonably concludes there may be a conflict of interest or (3) we have not, in fact, employed counsel to assume the defense of such claim.

Provisions of the DGCL and Our Charter and Bylaws

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

Business Combinations

Section 203 of the DGCL, is applicable to corporations organized under the laws of the State of Delaware. Subject to certain exceptions set forth therein, Section 203 of the DGCL provides that a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (a) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or (c) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified therein, an interested stockholder is defined to mean any person that (1) is the owner of 15% or more of the outstanding voting stock of the corporation; or (2) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date, and the affiliates and associates of such person referred to in clause (1) or (2) of this sentence. Under certain circumstances, Section 203 of the DGCL makes it more difficult for an interested stockholder to effect various business combinations with a corporation for a three-year period, although the stockholders may, by adopting an amendment to the corporation's charter or by-laws, elect not to be governed by this section, effective twelve months after adoption. Our charter and by-laws do not exclude us from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring us to negotiate in advance with the board of directors.

CUSTODIAN, TRANSFER AND DISBURSING AGENT

We employ American Stock Transfer & Trust Co., LLC as our transfer agent to record transfers of the shares, maintain proxy records and to process distributions. The principal business office of our transfer agent is 6201 15th Avenue, 3rd Floor, Brooklyn, NY  11219.  In June 2010, we submitted to the New York Stock Exchange pursuant to Section 303A.12(a) of its Listed Company Manual, an unqualified certification of our Executive Chairman. In addition, certifications by our Principal Executive Officer and Chief Financial Officer have been filed as exhibits to this registration statement on Form N-2 as required by the Securities Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002.

LEGAL MATTERS

The legality of certain securities offered by this prospectus will be passed upon for us by Goodwin Procter, LLP, New York, NY.

EXPERTS

The audited financial statements of the Fund as of December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009 included in this prospectus have been audited by UHY LLP, independent registered public accounting firm, as indicated in their report with respect thereto.  Such financial statements have been so included in reliance on the report given upon the authority of said firm as experts in accounting and auditing.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business.  Subject to policies established by our board of directors, Management is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions.  Management does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available.  Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to the Fund and any other clients.  In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the Securities Act, with respect to our shares of common stock offered by this prospectus.  This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto.  For further information with respect to our business and our securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto contained in the registration statement.

We also file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act.  You can inspect these reports, proxy statements, and other information, as well as the registration statement and the related exhibits and schedules, without charge, at the public reference facilities of the SEC at room 1580, 100 F. Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC.  The address of the SEC’s web site is http://www.sec.gov. Information contained on the SEC’s web site about us is not incorporated into this prospectus, and you should not consider information contained on the SEC’s web site to be part of this prospectus.

PART C---OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of Equus Total Return, Inc. are included in Part A “Information Required in a Prospectus” of the Registration Statement:

EQUUS TOTAL RETURN, INC.

All other information required in the financial statement schedules has been incorporated in the financial statements or notes thereto or has been omitted since the information is not applicable or not present in amounts sufficient to require submission of the schedule.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Stockholders of Equus Total Return, Inc. (formerly Equus II Incorporated):

We have audited the accompanying balance sheets of Equus Total Return, Inc. (a Delaware corporation), including the schedules of portfolio securities, as of December 31, 2009 and 2008 and the related statements of operations, changes in net assets and cash flows for each of the three years ended December 31, 2009 and the selected per share data and ratios for each of the five years ended December 31, 2009. These financial statements and selected per share data and ratios are the responsibility of the management of Equus Total Return, Inc. Our responsibility is to express an opinion on these financial statements and selected per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not engaged to examine management’s assertion about the effectiveness of Equus Total Return, Inc.’s internal control over financial reporting as of December 31, 2009 and 2008 included in the accompanying Management’s Report on Internal Control Over Financial Reporting and, accordingly, we do not express an opinion thereon.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Equus Total Return, Inc. as of December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the three years ended December 31, 2009 and the selected per share data and ratios for each of the five years ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP
UHY LLP
Houston, Texas
March 31, 2010

EQUUS TOTAL RETURN, INC.

BALANCE SHEETS
DECEMBER 31, 2009 AND 2008

(in thousands, except per share amounts)	December 31, 2009	December 31, 2008
Assets
Investments in portfolio securities at fair value:
Control investments (cost at $35,315 and $36,503 respectively)	$28,729	$36,885
Affiliate investments (cost at $8,973 and $18,353 respectively)	2,128	20,974
Non-affiliate investments (cost at $13,350 and $16,930 respectively)	11,554	10,872
Total investments in portfolio securities at fair value	42,411	68,731
Restricted cash & temporary investments, at cost which approximates fair value	30,299	45,419
Cash	535	71
Temporary cash investments, at cost which approximates fair value	5,510	8,585
Accounts receivable and other	47	8
Accrued interest and dividends receivable due from portfolio companies	2,205	1,249
Total assets	$81,007	$124,063
Liabilities and net assets
Liabilities:
Accounts payable and accrued liabilities	$107	$204
Due to adviser	—	455
Borrowing under margin account	29,999	44,969
Total liabilities	30,106	45,628
Commitments and contingencies
Net assets:
Preferred stock, $.001 par value, 5,000 shares authorized, no shares outstanding	—	—
Common stock, $.001 par value, 50,000 shares authorized, 8,862 and 8,565 shares outstanding, respectively	9	9
Additional paid-in capital	70,604	85,966
Undistributed net investment losses	(4,485)	(4,485)
Unrealized depreciation of portfolio securities, net	(15,227)	(3,055)
Total net assets	$50,901	$78,435
Net assets per share	$5.74	$9.16

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

(in thousands, except per share amounts)	2009	2008	2007
Investment income:
Interest and dividend income from portfolio securities:
Control investments	$1,644	$1,023	$581
Affiliate investments	50	492	768
Non-affiliate investments	2,032	1,116	1,762
Total interest and dividend income	3,726	2,631	3,111
Interest from temporary cash investments	45	550	1,746
Total investment income	3,771	3,181	4,857
Expenses:
Management fee	715	1,861	1,730
Administrative fees	225	450	450
Incentive fee	—	—	903
Compensation expense	497	—	—
Professional fees	1,241	828	860
Director fees and expenses	473	434	381
Mailing, printing and other expenses	236	259	261
General and administrative expense	130	—	—
Interest expense	51	49	83
Taxes	8	13	103
Offering costs	—	—	609
Total expenses	3,576	3,894	5,380
Net investment income (loss)	195	(713)	(523)
Net realized gain (loss) on portfolio securities:
Control investments	(824)	625	1,242
Affiliate investments	(9,688)	351	—
Non-affiliate investments	(5,000)	26	3,996
Temporary cash investments	(43)	(78)	26
Total net realized gain (loss) on portfolio securities	(15,555)	924	5,264
Net unrealized appreciation (depreciation) of portfolio securities:
End of period	(15,227)	(3,055)	16,818
Beginning of period	(3,055)	16,818	9,292
Net change in unrealized appreciation (depreciation) of portfolio securities	(12,172)	(19,873)	7,526
Net increase (decrease) in net assets resulting from operations	$(27,532)	$(19,662)	$12,267
Net increase (decrease) in net assets resulting from operations per share:
Basic and diluted	$(3.13)	$(2.33)	$1.49
Weighted average shares outstanding, in thousands
Basic and diluted	8,790	8,429	8,251

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

(in thousands)	2009	2008	2007
Increase (decrease) in net assets resulting from operations:
Net investment gain (loss)	$195	$(713)	$(523)
Net realized gain (loss) on portfolio securities	(15,555)	924	5,264
Net change in unrealized appreciation (depreciation) of portfolio securities	(12,172)	(19,873)	7,526
Net increase (decrease) in net assets resulting from operations	(27,532)	(19,662)	12,267
Distributions to stockholders:
Distributions from net investment income	(195)	—	—
Return of capital distribution	(726)	(3,267)	—
Distributions of realized gains	—	(2,065)	(4,123)
Net decrease in net assets resulting from stockholder distributions	(921)	(5,332)	(4,123)
Capital share transactions:
Shares issued in dividend	919	3,223	$1,836
Repurchase of common stock	—	(3,010)	—
Net increase in net assets resulting from capital share transactions	919	213	1,836
Increase (decrease) in net assets	(27,534)	(24,781)	9,980
Net assets at beginning of period	78,435	103,216	93,236
Net assets at end of period	$50,901	$78,435	$103,216

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

(in thousands)	2009	2008	2007
Reconciliation of increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(27,532)	$(19,662)	$12,267
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss	15,555	(924)	(5,264)
Net change in unrealized (appreciation) depreciation of portfolio securities	12,172	19,873	(7,526)
Amortization of original issue discount and origination fees	—	165	92
Changes in operating assets and liabilities:
Purchase of portfolio securities	(1,170)	(19,113)	(27,469)
Proceeds from dispositions of securities	927	3,861	6,823
Principal payments from portfolio securities	—	—	4,697
Sales (purchases) of restricted temporary cash investments	15,077	(15,123)	(18)
(Increase) decrease in accounts receivable and other	(39)	99	40
Increase in accrued interest receivable due from portfolio securities	(2,077)	(717)	(1,323)
Decrease in deferred offering costs	—	—	609
Decrease in accrued escrowed receivables	—	262	(59)
Increase (decrease) in accounts payable and accrued liabilities	(97)	96	(121)
Decrease in due to adviser	(455)	(955)	(1,012)
Net cash provided by (used in) operating activities	12,361	(32,138)	(18,264)
Cash flows from financing activities:
Borrowings under margin account	147,037	185,960	89,957
Repayments under margin account	(162,007)	(170,987)	(89,940)
Dividends paid	(2)	(2,109)	(2,287)
Repurchase of common stock	—	(3,010)	—
Cash paid for deferred offering costs	—	—	(25)
Net cash provided by (used in) financing activities	(14,972)	9,854	(2,295)
Net decrease in cash and cash equivalents	(2,611)	(22,284)	(20,559)
Cash and cash equivalents at beginning of period	8,656	30,940	51,499
Cash and cash equivalents at end of period	$6,045	$8,656	$30,940
Non-cash operating and financing activities:
Shares issued in lieu of cash dividend	$919	$3,223	$1,836
Accrued interest or dividends exchanged for portfolio securities	$1,121	$491	$828
Supplemental disclosure of cash flow information:
Interest paid	$56	$32	$106
Income taxes paid	$8	$13	$85

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

SELECTED PER SHARE DATA AND RATIOS
FOR THE FIVE YEARS ENDED DECEMBER 31, 2009

	2009(1)	2008	2007	2006	2005
Investment income	$0.43	$0.38	$0.59	$0.76	$0.36
Expenses	0.41	0.46	0.65	0.77	0.81
Net investment income (loss)	0.02	(0.08)	(0.06)	(0.01)	(0.45)
Net realized gain (loss) on portfolio securities	(1.77)	0.11	0.64	2.39	0.18
Net change in unrealized appreciation (depreciation) of portfolio securities	(1.38)	(2.36)	0.91	(0.60)	2.68
Net increase (decrease) in net assets resulting from operations	(3.13)	(2.33)	1.49	1.78	2.41
Capital transactions:
Distribution from net investment income	(0.02)	—	—	—	—
Return of capital distribution	(0.08)	(0.39)	—	(1.38)	—
Distribution of realized gains	—	(0.24)	(0.50)	(1.25)	—
Share repurchase	—	0.36	—	—	—
Dilutive effect of shares issued in common stock dividend	(0.18)	(0.53)	(0.12)	(0.28)	(0.40)
Decrease in net assets resulting from capital transactions	(0.29)	(0.80)	(0.62)	(2.91)	(0.40)
Net increase (decrease) in net assets	(3.42)	(3.13)	0.87	(1.13)	2.01
Net assets at beginning of period	9.16	12.29	11.42	12.55	10.54
Net assets at end of period, basic and diluted	$5.74	$9.16	$12.29	$11.42	$12.55
Weighted average number of shares outstanding during period, in thousands	8,790	8,429	8,251	7,949	6,948
Market value per share at end of period	$3.20	$4.30	$6.31	$8.54	$8.93
Selected ratios:
Ratio of expenses to average net assets	5.53%	4.29%	5.48%	6.58%	7.03%
Ratio of net investment gain (loss) to average net assets	0.30%	(0.79)%	(0.53)%	(0.11)%	(3.89)%
Ratio of net increase (decrease) in net assets resulting from operations to average net assets	(42.57)%	(21.65)%	12.49%	15.24%	20.74%
Total return on market price*	(23.08)%	(21.84)%	(20.26)%	25.08%	15.82%

(1)   On June 30, 2009, our investment advisory agreement with Moore Clayton Capital Advisors, Inc., was terminated and we have since internalized management of the Fund from that date.

*	Adjusted for dividends and can be calculated as the December 31, 2009 market value plus year-to-date dividends declared less December 31, 2008 market value, divided by December 31, 2008 market value.

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

SCHEDULE OF PORTFOLIO SECURITIES
DECEMBER 31, 2009

Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
				(amounts in thousands)
Control investments: Majority-owned (5):
Equus Media Development Company, LLC Houston, TX	Media	January 2007	Member interest (100%)		$5,000	$5,000
Riptide Entertainment, LLC Miami, FL	Entertainment and leisure	December 2005	Member interest (64.67%)		65	-
			8% promissory notes (4)	$10,010	10,010	3,151
					10,075	3,151
Sovereign Business Forms, Inc. Houston, TX	Business products and services	August 1996	1,214,630 shares of common stock		5,080	4,256
			12% promissory notes (2)	3,250	3,250	3,250
					8,330	7,506
Spectrum Management, LLC Carrollton, TX	Business products and services	December 1999	285,000 units of Class A member interest		2,850	3,208
			16% subordinated promissory note (2)(3)	1,690	1,690	1,690
					4,540	4,898
Total Control Investments: Majority-owned (represents 48.5% of total investments at fair value)					$27,945	$20,555
Control Investments: Non-majority owned(6):
ConGlobal Industries Holding, Inc. San Ramon, CA	Shipping products and services	February 1997	24,397,303 shares of common stock		$1,370	$2,174
			7% promissory note(1)(2)	6,000	6,000	6,000
					7,370	8,174
Total Control Investments: Non-majority Owned (represents 19.3% of total investments at fair value)					$7,370	$8,174
Total Control Investments: (represents 67.8% of total investments at fair value)					$35,315	$28,729
Affiliate Investments(7):
Infinia Corporation Kennewick, WA	Alternative Energy	June 2007	1,151,800 shares preferred stock		$8,000	$1,479
			Option to purchase 16,000 shares of common stock at $6.50 per share through December 19, 2012		-	11
					8,000	1,490
Nickent Golf, Inc. City of Industry, CA	Entertainment and leisure	June 2007	8% receivership certificate(4)	50	50	25
			3,000,000 shares Class A convertible preferred stock		-	-
			Warrants to buy 15,000 shares of common stock at $0.60 per share through March 17, 2013		-	-
			Warrants to buy 1,434,149 shares of common stock at $0.60 per share through August 16, 2012, warrant terms subject to change		-	-
					50	25
PalletOne, Inc. Bartow, FL	Shipping products and services	October 2001	350,000 shares of common stock		350	-
RP&C International Investments LLC New York, NY	Healthcare	September 2006	Member interest (17.20%)		573	613
Total Affiliate Investments (represents 5.0% of total investments at fair value)					$8,973	$2,128

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

SCHEDULE OF PORTFOLIO SECURITIES
DECEMBER 31, 2009
(continued)
Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
(in the thousands)
Non-Affiliate Investments (less than 5% owned):
1848 Capital Partners LLC Miami, FL	Entertainment and leisure	January 2008	18% promissory note(2)(3)	$ 3,587	$ 3,587	$ 3,587
Big Apple Entertainment Partners LLC New York, NY	Entertainment and leisure	October 2007	18% promissory note(2)(3)	3,153	3,153	3,153
London Bridge Entertainment Partners Ltd London UK	Entertainment and leisure	August 2008	18% promissory note(2)(3)	2,707	2,707	2,707
The Bradshaw Group Richardson, TX	Business products and services	May 2000	576,828 Class B Shares 12.25% preferred stock		1,796	—
			38,750 Class C shares preferred stock		—	—
			788,649 Class D shares 15% preferred stock		—	—
			2,218,109 Class E shares 8% preferred stock		—	—
			Warrant to buy 2,229,450 shares of common stock through May 2016		—	—
					1,796	—
Trulite, Inc. El Dorado Hills, CA	Alternative energy	August 2008	18% promissory note(2)(3)	2,107	2,107	2,107
			Warrants to buy 6,934,211 shares of common stock ranging from at $0.01 -		—	—
			$0.38 per share through November 2015		—	—
					2,107	2,107
Total Non-Affiliate Investments (represents 27.2% of total investments at fair value)					$ 13,350	$ 11,554
Total Investments					$ 57,638	$ 42,411

(1)	See Note 3 to the financial statements, Valuation of Investments.
(2)	Income-producing.
(3)	Income on these securities is paid-in-kind by the issuance of additional securities, accrual to maturity or through accretion of original issue discount.
(4)	Non-income producing.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 50% of the voting securities of the company.
(6)
Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 25% but not more than 50% of the voting securities of the company.

(7)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns at least 5% but not more than 25% voting securities of the company.

The accompanying notes are an integral part of these financial statements.

Substantially all of the Fund’s portfolio securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of the Fund’s investment in each portfolio company, including registration rights and related costs.

As defined in the Investment Company Act of 1940, all of the Fund’s investments are in eligible portfolio companies. The Fund provides significant managerial assistance to portfolio companies that comprise 77.7% of the total value of the investments in portfolio securities as of December 31, 2009.

The Fund’s investments in portfolio securities consist of the following types of securities as of December 31, 2009 (in thousands):

Type of Securities	Cost	Fair Value	Fair Value as Percentage of Net Asset
Secured and subordinated debt	$32,555	$25,671	50.5%
Limited liability company investments	8,488	8,820	17.3%
Common stock	6,800	6,430	12.6%
Preferred stock	9,795	1,479	2.9%
Options and warrants	—	11	0.0%
Total	$57,638	$42,411	83.3%

Three notes receivable included in secured and subordinated debt with an estimated fair value of $9.4 million provide that all or a portion of interest is paid-in-kind or the original issue discount is accreted over the life of the notes, by adding such amount to the principal of the notes. For the remainder of secured and subordinated debt, cash payments of interest are currently being received and/or accrued on notes aggregating $13.1 million in fair value, while notes totaling $3.2 million are non-income producing.

The following is a summary by industry of the Fund’s investments as of December 31, 2009 (in thousands):

Industry	Fair Value	Fair Value as Percentage of Net Assets
Entertainment and leisure	$12,624	24.8%
Business products and services	12,403	24.4%
Shipping products and services	8,174	16.1%
Alternative energy	3,597	7.1%
Media	5,000	9.8%
Healthcare	613	1.1%
Total	$42,411	83.3%

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

SCHEDULE OF PORTFOLIO SECURITIES
DECEMBER 31, 2008

Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
				(amounts in thousands)
Control Investments: Majority-owned(7):
Equus Media Development Company, LLC Houston, TX	Media	January 2007	Member interest (100%)		$5,000	$5,000
Riptide Entertainment, LLC Miami, FL	Entertainment and leisure	December 2005	Member interest (64.67%) 8% promissory notes	$9,560	65 9,560	— 7,437
					9,625	7,437
Sovereign Business Forms, Inc.(8) Houston, TX	Business products and services	August 1996	1,214,630 shares of common stock		5,080	4,800
			12% promissory notes(2)	3,250	3,250	3,250
					8,330	8,050
Spectrum Management, LLC Carrollton, TX	Business products and services	December 1999	285,000 units of Class A member interest		2,850	6,419
			16% subordinated promissory note(2)	1,690	1,690	1,690
					4,540	8,109
Total Control Investments: Majority-owned (represents 41.6% of total investments at fair value)					$27,495	$28,596
Control Investments: Non-majority owned(6):
ConGlobal Industries Holding, Inc. San Ramon, CA	Shipping products and services	February 1997	24,397,303 shares of common stock 7% promissory note	3,265	$1,370 3,265	$790 3,265

			Member interest in CCI-ANI Finance, LLC		2,734	2,989
			Member interest (66.7%) in JL
			Madre, LLC(2)		865	936
					8,234	7,980
HealthSPAC, LLC	Healthcare	December 2006	Member interest (40%)		40	40
El Segundo, CA			12% promissory note	734	734	269
					774	309
Total Control Investments: Non-majority Owned (represents 12.1% of total investments at fair value)					$9,008	$8,289
Total Control Investments: (represents 53.7% of total investments at fair value)					$36,503	$36,885
Affiliate Investments(5):
Infinia Corporation Kennewick, WA	Alternative energy	June 2007	666,667 Class A shares preferred stock		$3,000	$14,973
			160,720 Class B shares preferred stock		5,000	5,000
			Option to purchase 16,000 shares of common stock at $6.50 per share through December 19, 2012		—	336
					8,000	20,309
Nickent Golf, Inc. City of Industry, CA	Entertainment and leisure	June 2007	13% promissory note	$6,430	6,430	180
			3,000,000 shares Class A Convertible preferred stock		3,000	—
			Warrants to buy 15,000 shares of common stock at $1 per share through March 17, 2013		—	—
			Warrants to buy 600,815 shares of common stock at $1.00 per share through August 16, 2010, warrant terms subject to change		—	—

					9,430	180
PalletOne, Inc. Bartow, FL	Shipping products and services	October 2001	350,000 shares of common stock		350	—
RP&C International Investments LLC New York, NY	Healthcare	September 2006	Member interest (17.2%)		573	485
Total Affiliate Investments (represents 30.5% of total investments at fair value)					$18,353	$20,974

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

SCHEDULE OF PORTFOLIO SECURITIES
DECEMBER 31, 2008
(continued)

Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
				(amounts in thousands)
Non-Affiliate Investments (less than 5% owned):
1848 Capital Partners LLC Miami, FL	Entertainment and leisure	January 2008	18% promissory note(2)(3)	$3,135	$3,135	$3,135
Big Apple Entertainment Partners LLC New York, NY	Entertainment and leisure	October 2007	18% promissory note(2)	3,000	3,000	3,000
Creekstone Florida Holdings, LLC Houston, TX	Real estate	December 2005	17-19.8% subordinated promissory note	4,000	4,000	—
London Bridge Entertainment Partners LLC New York, NY	Entertainment and leisure	August 2008	18% promissory note(2)	2,500	2,500	2,500
Metic Group, PLC London, UK	Commercial building products	August 2008	1,830,660 shares common of stock	—	1,000	737
The Bradshaw Group Richardson, TX	Business products and services	May 2000	576,828 Class B Shares 12.25% preferred stock		1,795	—
			38,750 Class C shares preferred stock		—	—
			788,649 Class D shares 15% preferred stock		—	—
			2,218,109 Class E shares 8% preferred stock		—	—
			Warrant to buy 2,229,450 shares of common stock through May 2016		—	—
					1,795	—
Trulite, Inc. Houston, TX	Alternative energy	August 2008	15% promissory note(2)	1,500	1,500	1,500
Total Non-Affiliate Investments (represents 15.8% of total investments at fair value)					$16,930	$10,872
Total Investments					$71,786	$68,731

(1)	See Note 3 to the financial statements, Valuation of Investments.
(2)	Income-producing.
(3)	Income on these securities is paid-in-kind by the issuance of additional securities, accrual to maturity or through accretion of original issue discount.
(4)	Non-income producing.
(5)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns at least 5% but not more than 25% voting securities of the company.
(6)
Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 25% but not more than 50% of the voting securities of the company.

(7)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 50% of the voting securities of the company.
(8)	In May 2008, Sovereign restructured its ownership and debt. As a result, the Fund’s ownership interest increased to majority-owned control investment.

The accompanying notes are an integral part of these financial statements.

Substantially all of the Fund’s portfolio securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of the Fund’s investment in each portfolio company, including registration rights and related costs.

As defined in the Investment Company Act of 1940, all of the Fund’s investments are in eligible portfolio companies. The Fund provides significant managerial assistance to portfolio companies that comprise 88.0% of the total value of the investments in portfolio securities as of December 31, 2008.

The Fund’s investments in portfolio securities consist of the following types of securities as of December 31, 2008 (in thousands):

Type of Securities	Cost	Fair Value	Fair Value as Percentage of Net Assets
Secured and subordinated debt	$39,064	$26,226	33.4%
Preferred stock	12,795	19,973	25.5%
Limited liability company investments	12,127	15,869	20.2%
Common stock	7,800	6,327	8.1%
Options and warrants	—	336	0.4%
Total	$71,786	$68,731	87.6%

Two notes receivable included in secured and subordinated debt with an estimated fair value of $3.1 million provide that all or a portion of interest is paid-in-kind or the original issue discount is accreted over the life of the notes, by adding such amount to the principal of the notes. For the remainder of secured and subordinated debt, cash payments of interest are currently being received and/or accrued on notes aggregating $15.2 million in fair value, notes totaling $7.9 million are non-income producing.

The following is a summary by industry of the Fund’s investments as of December 31, 2008 (in thousands):

Industry	Fair Value	Fair Value as Percentage of Net Assets
Alternative energy	$21,809	27.8%
Entertainment and leisure	16,252	20.7%
Business products and services	16,159	20.6%
Shipping products and services	7,980	10.2%
Media	5,000	6.4%
Healthcare	794	1.0%
Commercial building products	737	0.9%
Real estate	—	0.0%
Total	$68,731	87.6%

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

(1) ORGANIZATION AND BUSINESS PURPOSE

Equus Total Return, Inc. (the “Fund,” “EQS”), formerly Equus II Incorporated, a Delaware corporation, was formed by Equus Investments II, L.P. (the “Partnership”) on August 16, 1991. On July 1, 1992, the Partnership was reorganized and all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of common stock of the Fund. The shares of the Fund trade on the New York Stock Exchange under the symbol EQS. On August 11, 2006, shareholders of the Fund approved the change of the Fund’s investment strategy to a total return investment objective. This new strategy seeks to provide the highest total return, consisting of capital appreciation and current income. In connection with this strategic investment change, the shareholders also approved the change of name from Equus II Incorporated to Equus Total Return, Inc.

The Fund seeks to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. The Fund seeks to invest primarily in companies which intend to grow either by acquiring other businesses, including leveraged buyouts, or internally. The Fund may also invest in recapitalizations of existing businesses or special situations from time to time. The Fund’s investments in portfolio companies consist principally of equity securities such as common and preferred stock, but also include other equity-oriented securities such as debt convertible into common or preferred stock or debt combined with warrants, options or other rights to acquire common or preferred stock. The Fund elected to be treated as a BDC under the Investment Company Act of 1940 (“1940 Act”). For tax purposes, the Fund has elected to be treated as a regulated investment company (“RIC”). With shareholder approval on June 30, 2005, the Fund entered into a new investment advisory agreement with Moore Clayton Capital Advisors, Inc. (the “Adviser”). Prior to this agreement, the Fund’s adviser was Equus Capital Management Corporation. On June 12, 2009, the Fund and its Board of Directors announced plans to “internalize” Fund management. The Fund’s investment advisory agreement with the Adviser terminated on June 30, 2009. The Fund now directly employs its management team and incurs the costs and expenses associated with Fund operations. There is no outside investment advisory organization providing services to the Fund under a fee-based advisory agreement, or an administrative organization charging the Fund for services rendered.

Effective August 11, 2006, the Fund began to employ a total return investment style. The total return style combines both growth and income investments and is intended to strike a balance between the potential for gain and the risk of loss. In the growth category, the Fund is a “growth-at- reasonable-price” investor. The Fund invests primarily in privately owned companies and is open to virtually any potential growth investment in the privately owned arena. However, the Fund’s primary aim is to identify and acquire only those equity securities that meet its criteria for selling at reasonable prices. The income investments made by the Fund consist principally of purchasing debt financing with the objective of generating regular interest income back to the fund as well as long-term capital appreciation through the exercise and sale of warrants received in connection with the financing.

(2) LIQUIDITY AND FINANCING ARRANGEMENTS

Liquidity and Revolving Line of Credit—There are several factors that may materially affect the Fund’s liquidity during the reasonably foreseeable future. The Fund views this period as the twelve month period from the date of the financial statements in this Form 10-K, i.e., the period through December 31, 2010.

Management is evaluating the impact of current market conditions on its portfolio company valuations and their ability to provide current income. Management has followed valuation techniques in a consistent manner; however, it is cognizant of current market conditions that might effect future valuations of portfolio securities. The Fund believes that its operating cash flow and cash on hand will be sufficient to meet operating requirements and to finance routine capital expenditures through the next twelve months.

As of December 31, 2009, the Fund had cash and temporary cash investments of $6.0 million. The Fund had $42.4 million of its net assets of $50.9 million invested in portfolio securities. Restricted assets totaled $30.3, of which $30.0 million were invested in U.S. Treasury Bills for the purpose of satisfying the diversification requirement to maintain the Fund’s pass-through tax treatment and $0.3 million for the required 1% brokerage deposit. These securities are held by a securities brokerage firm and are pledged along with cash to secure the

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

payment of the margin account balance. The U.S. Treasury bills were sold and the margin loan was repaid to the brokerage firm on January 4, 2010.

As of December 31, 2008, the Fund had cash and temporary cash investments of $8.7 million. The Fund had $68.7 million of its net assets of $78.4 million invested in portfolio securities. Restricted assets totaled $45.4 million, of which $45.0 million were invested in U.S. Treasury Bills for the purpose of satisfying the diversification requirement to maintain the Fund’s pass-through tax treatment and $0.4 million for the required 1% brokerage deposit. These securities are held by a securities brokerage firm and are pledged along with cash to secure the payment of the margin account balance. The U.S. Treasury bills matured and the margin loan was repaid to the brokerage firm on January 2, 2009.

On August 13, 2008, the Fund entered its $7.5 million revolving line of credit agreement (the “Credit Facility”) with Amegy Bank. The Fund can borrow up to $7.5 million under the Credit Facility, subject to a borrowing base equal to 20% of the value of the Fund’s eligible portfolio assets. The Credit Facility bears a floating interest rate of the higher of (a) the Federal Funds Rate plus  1/ 2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Lender as its “prime rate”. The Credit Facility is secured by substantially all of the Fund’s portfolio assets and securities. It contains certain restrictive covenants, including, but not limited to, the maintenance of certain financial ratios and certain limitations on indebtedness, liens, sales of assets, mergers and transactions with affiliates all of which the Fund is in compliance as of December 31, 2009. To date, the Fund has not borrowed any amounts under the Credit Facility.

As of December 31, 2009, the Fund had total commitments of $0.2 million committed to Trulite, Inc., which is in the alternative energy sector.

Under certain circumstances, the Fund may be called on to make follow-on investments in certain portfolio companies. If the Fund does not have sufficient funds to make follow-on investments, the portfolio company in need of the investment may be negatively impacted. Also, the Fund’s equity interest in the estimated fair value of the portfolio company could be reduced.

RIC Borrowings and Restricted Temporary Cash Investments—During 2009 and 2008, the Fund borrowed sufficient funds to maintain the Fund’s RIC status by utilizing a margin account with a securities brokerage firm. There is no assurance that such arrangement will be available in the future. If the Fund is unable to borrow funds to make qualifying investments, it may no longer qualify as a RIC. The Fund would then be subject to corporate income tax on the Fund’s net investment income and realized capital gains, and distributions to stockholders would be subject to income tax as ordinary dividends. Failure to continue to qualify as a RIC could be material to us and the Fund’s stockholders.

At December 31, 2009, the Fund borrowed $30.0 million to make qualifying investments to maintain its RIC status by utilizing a margin account with a securities brokerage firm. The Fund collateralized such borrowings with restricted cash and temporary investments in U.S. Treasury bills of $30.3 million. The U.S. Treasury bills were sold on January 4, 2010 and the total amount borrowed was repaid at that time.

At December 31, 2008, the Fund borrowed $45.0 million to make qualifying investments to maintain its RIC status by utilizing a margin account with a securities brokerage firm. The Fund collateralized such borrowings with restricted cash and temporary investments in U.S. Treasury bills of $45.4 million. The U.S Treasury bills were sold on January 2, 2009 and the total amount borrowed was repaid at that time.

Economic Conditions—Economic conditions during 2009 and 2008 and market dislocations resulted in the availability of debt and equity capital declining significantly. Generally, the limited amount of available debt financing has shorter maturities, higher interest rates and fees, and more restrictive terms than debt facilities available in the past. In addition, during 2009 the price of our common stock continued to fall well below our net asset value, thereby making it undesirable to issue additional shares of our common stock. Because of these challenges, our near-term strategies shifted from originating debt and equity investments to preserving liquidity necessary to meet our operational needs. Key initiatives that we undertook during 2009 to provide necessary liquidity include monetizations, the suspension of dividends and the internalization of management. Although there

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

can be no assurances that such initiatives will be sufficient, we believe we have sufficient liquidity to meet our 2010 operating requirements.

(3) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Although management believes the estimates and assumptions used in preparing these interim financial statements and related notes are reasonable in light of known facts and circumstances, actual results could differ from those estimates.

Valuation of Investments—Portfolio investments are carried at fair value with the net change in unrealized appreciation or depreciation included in the determination of net assets. Valuations of portfolio securities are performed in accordance with accounting principles generally accepted in the United States of America and the financial reporting policies of the Securities and Exchange Commission (“SEC”). The applicable methods prescribed by such principles and policies are described below:

Publicly-traded portfolio securities—Investments in companies whose securities are publicly traded are generally valued at their quoted market price at the close of business on the valuation date.

Privately-held portfolio securities—The fair value of investments for which no market exists is determined on the basis of procedures established in good faith by the Board of Directors of the Fund. As a general principle, the current “fair value” of an investment would be the amount the Fund might reasonably expect to receive for it upon its current sale, in an orderly manner. Fair valuations are necessarily subjective and the Adviser’s estimate of values may differ materially from amounts actually received upon the disposition of portfolio securities.

Generally, cost is the primary factor used to determine fair value until significant developments affecting the portfolio company (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation. Appraised values are determined quarterly by management, subject to the approval of the Board of Directors.

Most of the Fund’s common equity investments of privately held companies are appraised at a multiple of free cash flow generated by the company in its most recent fiscal year, less outstanding funded indebtedness and other senior securities such as preferred stock. Projections of current year free cash flow may be utilized and adjustments for non-recurring items are considered. Multiples utilized are estimated based on past experience in the private company marketplace, and are necessarily subjective in nature.

From time to time, portfolio companies are in default of certain covenants in their loan agreements. When management has a reasonable belief that the portfolio company will be able to restructure the loan agreements to adjust for any defaults, the portfolio company’s securities continue to be valued assuming that the company is a going concern. In the event a portfolio company cannot generate adequate cash flow to meet the principal and interest payments on such indebtedness or is not successful in refinancing the debt upon its maturity, the Fund’s investment could be reduced or eliminated through foreclosure on the portfolio company’s assets or the portfolio company’s reorganization or bankruptcy.

The Fund may also use, when available, third-party transactions in a portfolio company’s securities as the basis of valuation (the “private market method”). The private market method will be used only with respect to completed transactions or firm offers made by sophisticated, independent investors.

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions that the Fund uses to estimate the fair value of its debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Fund’s general intent is to hold its debt investments to maturity. Accordingly, the fair value of the debt investments will not exceed the cost of the investment. Certificates of deposit purchased by the Fund generally will be valued at their face value, plus interest accrued to the date of valuation.

The Audit Committee of the Board may engage independent, third-party valuation firms to conduct independent appraisals and review management’s preliminary valuations in order to make their own independent assessment of each privately-held investment that the Fund (a) has held for more than one year and (b) holds on its books at a fair value of at least $2.0 million. The Audit Committee will review and evaluate the preliminary valuations of management and those of any third-party valuations firms, if so retained, and will review and evaluate any third-party firm supplements to reflect any comments from management and/or Audit Committee members. Any third-party valuation data would be considered as one of many factors in a fair value determination. The Audit Committee then would recommend to the full Board fair values for all privately-held securities based on all relevant factors.

Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, amounting to $42.4 million and $68.7 million as of December 31, 2009 and 2008, respectively, the Fund’s fair value determinations may materially differ from the values that would have been used had a ready market existed for the securities. There were no publicly traded securities as of December 31, 2009. As of December 31, 2008, one of the Fund’s portfolio securities, Metic Group, PLC, was publicly listed on the AIM. The company was subsequently de-listed on June 30, 2009. Fair values do not reflect brokers’ fees or other normal selling costs which might become payable on disposition of such investments.

On a daily basis, the Fund adjusts its net asset value for the changes in the value of its publicly held securities and material changes in the value of its private securities and reports those amounts to Lipper Analytical Services, Inc. Weekly and daily net asset values appear in various publications, including Barron’s and The Wall Street Journal.

Deferred Offering Costs—Accumulation of costs related to the offering whereby the Fund would have sold additional shares or rights to acquire shares at a market price that may have been below net asset value. The main components of the costs are legal fees and consultant’s fees specifically related to the offering.

Offering costs of $0.6 million were expensed during the third quarter of 2007 as the Fund abandoned the shareholders’ proposal authorizing the Fund to offer and sell, or to issue rights to acquire shares of its common stock at a price below the net asset value of such stock.

Investment Transactions—Investment transactions are recorded on the accrual method. Realized gains and losses on investments sold are computed on a specific identification basis.

The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which EQS owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which EQS owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Interest Income Recognition—The Fund records interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that it expects to collect such amounts. The Fund accretes or amortizes discounts and premiums on securities purchased over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discount and/or amortization of premium on debt securities. The Fund stops accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on the principal balance until the entire principal balance has been repaid, before it recognizes any additional interest income.

Payment in Kind Interest—The Fund has loans in its portfolio that may pay PIK interest. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

the loan and recorded as interest income. To maintain its status as a RIC, the Fund must pay out to stockholders this non-cash source of income in the form of dividends even if it has not yet collected any cash in respect of such investments.

Cash Flows—For purposes of the Statements of Cash Flows, the Fund considers all highly liquid temporary cash investments purchased with an original maturity of three months or less to be cash equivalents. The Fund includes its investing activities within cash flows from operations included in cash and cash equivalents for purposes of cash flows as "Cash" and "Temporary Cash Investments." The Fund excludes “Restricted Cash & Temporary Investments” used for purposes of complying with RIC requirements from cash equivalents.

Income Taxes—The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to stockholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund borrows money from time to time to maintain its tax status under the Internal Revenue Code as a RIC. See Note 2 for further discussion of the Fund’s RIC borrowings.

Texas margin tax applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on our Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenue and expenses and therefore has the characteristics of an income tax. As a result, the Fund recorded $0.01 million, $0.01 million, $0.1 million in state income tax for the years ended December 31, 2009, 2008 and 2007, respectively, that is solely attributable to the Texas margin tax.

Fair Value Measurement—In September 2006, the Financial Accounting Standard Board (FASB) issued guidance regarding Fair Value Measurements which defined fair value, establishes a framework for measuring fair value, outlined a fair value hierarchy based on inputs used to measure fair value and enhanced disclosure requirements for fair value measurements. The guidance did not change existing guidance as to whether an instrument is carried at fair value. The Fund adopted changes issued by the FASB to fair value disclosures of financial instruments for the quarter ending March 31, 2008 which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund has categorized all investments recorded at fair value based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are debt, warrants and/or other equity investments held in a private company. For loan and debt securities, the Fund has performed a yield analysis assuming a hypothetical current sale of the security. The yield analysis considers changes in interest rates and changes in leverage levels of the portfolio company as compared to the market interest rates and leverage levels. Assuming the credit quality of the portfolio company remains stable, the Fund will use the value determined by the yield analysis as the fair value for that security.

The Fund will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and will record unrealized appreciation when it determines that the fair value is greater than its cost basis.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

As of December 31, 2009, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

	Total	Fair Value Measurements As of December 31, 2009
(in thousands)		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$28,729	$—	$—	$28,729
Affiliate investments	2,128	—	—	2,128
Non-Affiliate investments	11,554	—	—	11,554
Total assets reported at fair value	$42,411	$—	$—	$42,411

The following table provides a reconciliation of fair value changes during 2009 for all investments for which we determine fair value using significant unobservable (Level 3) inputs:

	Fair value measurements using significant unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of December 31, 2008	$36,885	$20,974	$10,135	$67,994
Total realized losses	(824)	(9,688)	(5,000)	(15,512)
Change in unrealized appreciation (depreciation)	(6,971)	(9,466)	4,265	(12,172)
Purchases, issuances and settlements, net	(361)	308	1,417	1,364
Transfers in (out) of Level 3	—	—	737	737
Fair value as of December 31, 2009	$28,729	$2,128	$11,554	$42,411

As of December 31, 2008, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

(in thousands)	Total	Fair Value Measurements as of December 31, 2008
		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$36,885	$—	$—	$36,885
Affiliate investments	20,974	—	—	20,974
Non-Affiliate investments	10,872	—	737	10,135
Total assets reported at fair value	$68,731	$—	$737	$67,994

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

The following table provides a reconciliation of fair value changes during 2008 for all investments for which we determine fair value using unobservable (Level 3) factors.

	Fair value measurements using unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of January 1, 2008	$25,646	$32,111	$14,345	$72,102
Total realized gains	625	351	(52)	924
Change in unrealized appreciation	(354)	(14,769)	(4,750)	(19,873)
Purchases, issuances and settlements, net	4,276	3,281	8,021	15,578
Change in control	6,692	—	(6,692)	—
Transfers in (out) of Level 3	—	—	(737)	(737)
Fair value as of December 31, 2008	$36,885	$20,974	$10,135	$67,994

Reclassification —Certain amounts for the years ended December 31, 2008 and 2007 have been reclassified in the comparative financial statements to be comparable to the presentation in the year ended December 31, 2009. These reclassifications had no effect on net income or net assets.

(4) RELATED PARTY TRANSACTIONS AND AGREEMENTS

The Fund had entered into an investment advisory agreement dated June 30, 2005 with Moore Clayton Capital Advisors, Inc., pursuant to which Moore Clayton Capital Advisors, Inc. provided investment advisory services in exchange for an advisory fee. The Fund also had entered into an administration agreement dated June 30, 2005 with Equus Capital Administration Company, Inc., pursuant to which Equus Capital Administration Company, Inc. provided administrative services in exchange for an administrative fee.

The Fund’s Board of Directors terminated the advisory agreement and the administrative agreement effective June 30, 2009. The Fund is now “internally” managed. This means that the Fund directly employs its management team and incur the costs and expenses associated with Fund operations. There is no outside investment advisory organization providing services to the Fund under a fee-based advisory agreement, or an administrative organization charging the Fund for services rendered since June 30, 2009.

As compensation for services to the Fund, each Independent Director receives an annual fee of $20,000 paid quarterly in arrears, a fee of $2,000 for each meeting of the Board of Directors attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board and a fee of $1,000 for each committee meeting attended, and reimbursement of all out-of-pocket expenses relating to attendance at such meetings. A quarterly fee of $2,500 is paid to the Chairman of the Independent Directors and the Chairman of the Audit Committee. An annual fee of $15,000 is paid to the Chairman of the Board of Directors.

(5) FEDERAL INCOME TAX MATTERS

The Fund is required to make distributions of any net taxable investment income on an annual basis, and may elect to distribute or retain net taxable realized capital gains. The Internal Revenue Service approved the Fund’s request, effective October 31, 1998, to change its year-end for determining capital gains for purposes of Section 4982 of the Internal Revenue Code from December 31 to October 31.

In 2009, the Fund distributed 100% of its ordinary income. The Fund was not required to make distributions of ordinary income for 2008 or 2007 under income tax regulations.

For the year ended December 31, 2009, the Fund had a net investment gain for book purposes of approximately $0.2 million and $0.2 million for tax purposes. During 2009, the Fund had a net capital loss for book purposes of approximately $15.6 million and a net capital loss for tax purposes of $15.6 million. As of December 31, 2009, the Fund had $15.6 million in capital loss carry-forwards which expire after 2014. The aggregate cost of investments for federal income tax purposes as of December 31, 2009 was $54.6 million. Such investments had unrealized appreciation of approximately $1.2 million and unrealized depreciation of

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

$16.4 million for book purposes, or net unrealized depreciation of approximately $15.2 million. The Fund had unrealized appreciation of approximately $4.2 million and unrealized depreciation of approximately $16.4 million for tax purposes, or net unrealized depreciation of approximately $12.2 million as of December 31, 2009.

For the year ended December 31, 2008, the Fund had a net investment loss for book purposes of $1.0 million and $1.0 for tax purposes. During 2008, the Fund had a net capital gain for book purposes of $0.9 million and a net capital gain for tax purposes of $1.0. As of December 31, 2008, the Fund has no capital loss carry-forward. The aggregate cost of investments for federal income tax purposes as of December 31, 2008 was $69.2 million. Such investments had unrealized appreciation of $15.6 and unrealized depreciation of $18.7 for book purposes, or net unrealized depreciation of $3.1 million. The Fund had unrealized appreciation of $19.3 million and unrealized depreciation of $19.5 million for tax purposes, or net unrealized depreciation of $0.2 million as of December 31, 2008.

For the year ended December 31, 2007, the Fund had a net investment loss for book purposes of $0.5 million and $0.5 million for tax purposes. During 2007, the Fund had a net capital gain for book purposes of $5.3 million and a net capital gain for tax purposes of $5.1 million. As of December 31, 2007, the Fund has no capital loss carry-forward as it was fully utilized to offset capital gains in 2006. The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was $52.7 million. Such investments had unrealized appreciation of $23.4 million and unrealized depreciation of $6.5 million for book purposes, or net unrealized appreciation of $16.8 million. The Fund had unrealized appreciation of $26.4 million and unrealized depreciation of $7.0 million for tax purposes, or net unrealized appreciation of $19.4 million as of December 31, 2007.

The Fund is a flow through, non-tax paying entity; further, the Fund’s net operating loss carry-forwards have been exhausted. Based upon an examination of the Fund’s tax position, the Fund determined that the aggregate exposure for uncertain tax positions did not have a material impact on its financial statements as of December 31, 2009 and December 31, 2008. The uncertain tax position is measured at the largest amount of benefits/expense that is greater than 50% likely of being realized upon ultimate settlement. The Fund has not recorded an adjustment to its financial statements related to uncertain tax positions. The Fund will continue to evaluate its tax positions and recognize any future impact of uncertain tax positions as a charge to income in the applicable period in accordance with the standard.

The Fund’s accounting policy related to income tax penalties and interest assessments is to accrue for these costs and record a charge to expenses during the period that the Fund takes an uncertain tax position through resolution with the taxing authorities or expiration of the applicable statute of limitations.

All of the Fund’s federal and state income tax returns for 2006 through 2009 remain open to examination.

(6) CONTRACTUAL OBLIGATIONS

As of December 31, 2009 the Fund has one outstanding commitment in its portfolio company investments as follows (in thousands):

Portfolio Company	Original Follow-on Commitment	Remaining Commitment
Trulite, Inc. (1)	$500	$200
		$200

(1)	See Subsequent Events where the fund made its follow-on investment of $0.2 million.

The Fund’s Board of Directors terminated the advisory agreement and the administrative agreement effective June 30, 2009. The Fund is now “internally” managed. This means the Fund directly employs its management team and incurs the costs and expenses associated with Fund operations. There is no outside investment advisory organization providing services to the Fund under a fee-based advisory agreement, or an administrative organization charging the Fund for services rendered.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

(7) DIVIDENDS

The Fund declared one stock dividend in 2009 totaling $0.1075 per share. The Fund paid $2,000 in cash for fractional shares and issued 296,528 additional shares of stock in 2009. The 2009 dividend was 100% qualified and classified as 21% of ordinary income and 79% as return of capital.

The Fund declared four dividends in 2008 amounting to $5.3 million ($0.63 per share). The Fund paid $2.1 million in cash and issued 587,899 additional shares of stock. The 2008 dividends were 100% qualified and classified as 39% capital gain and 61% return of capital.

The Fund declared four dividends in 2007 amounting to $4.1 million ($0.50 per share). The Fund paid $2.3 million in cash and issued 236,930 additional shares of stock in 2007. The 2007 dividends were 100% qualifying and classified as capital gain distributions.

(8) PORTFOLIO SECURITIES

2009 Portfolio Activity

During the twelve months ended December 31, 2009, the Fund had investment activity of $2.3 million in seven portfolio companies, including $1.1 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK).

The following table includes significant investment activity during the year ended December 31, 2009 (in thousands):

Portfolio Company	New Investments		Existing Investments		Total
	Cash	PIK	Follow-On	PIK
Nickent Golf, Inc.	$—	$—	$370	$—	$370
Riptide Entertainment, LLC	—	—	450	—	450
1848 Capital Partners LLC	—	—	—	453	453
Trulite, Inc.	—	—	300	307	607
London Bridge Entertainment Partners Ltd	—	—	—	208	208
Big Apple Entertainment Partners LLC	—	—	—	153	153
HealthSPAC, LLC	—	—	50	—	50
	$—	$—	$1,170	$1,121	$2,291

During 2009, the Fund realized net capital losses of $15.6 million, including the following significant transactions:

Portfolio Company	Industry	Type	Realized Loss
Nickent Golf, Inc.	Entertainment and leisure	Affiliate	$(9,688)
Creekstone Florida Holdings, LLC	Real estate	Non-Affiliate	(4,000)
Metic Group, PLC	Commercial building products	Non-Affiliate	(1,000)
HealthSPAC, LLC	Healthcare	Control	(824)
Various others			(43)
			$(15,555)

During 2009, the Fund recorded an increase in net unrealized depreciation on investments of $12.2 million from a net unrealized depreciation position of $3.0 million to a net unrealized depreciation position of $15.2 million. This increase in depreciation resulted primarily from decreases in estimated fair value of eight of its portfolio companies aggregating $27.4 million. This change was primarily comprised of Infinia Corporation, Riptide Entertainment, LLC and Spectrum Management LLC, based on current market conditions and operations in 2009. These decreases were partially offset by the Fund’s transfer in net unrealized depreciation to net realized depreciation related to the write-off Creekstone Florida Holdings, LLC, Metic Solutions, Plc, and HealthSpac LLC.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

2008 Portfolio Activity

During the twelve months ended December 31, 2008, the Fund had investment activity totaling $8.1 million in four new portfolio companies. The Fund also made follow-on investments of $11.1 million in four portfolio companies and received $0.2 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK) accretion of original issue discount on promissory notes (OID) and amortization of original issue premiums on promissory notes.

The following table includes significant new and follow-on investments during the year ended December 31, 2008 (in thousands):

Portfolio Company	New Investments		Existing Investments		Total
	Cash	PIK	Follow-on	PIK/OID
Infinia Corporation	$—	$—	$5,000	$—	$5,000
Riptide Entertainment, LLC	—	—	4,725	—	4,725
1848 Capital Partners LLC	3,000	135	—	—	3,135
London Bridge Entertainment LLC	2,500	—	—	—	2,500
Trulite, Inc.	1,500	—	—	—	1,500
Nickent Golf, Inc.	—	—	1,180	184	1,364
Metic Solutions, PLC	1,000	—	—	—	1,000
HealthSpac, LLC	—	—	208	—	208
Various others	—	—	—	7	7
	$8,000	$135	$11,113	$191	$19,439

During the year ended December 31, 2008, the Fund realized net capital gains of $0.9 million, including the following significant transactions (in thousands):

Portfolio Company	Industry	Type	Realized Gain/(Loss)
ConGlobal Industries Holding, Inc.	Shipping products and services	Control, non-majority	$625
RP&C International Investments LLC	Healthcare	Affiliate	351
Various others			(52)
			$924

During 2008, the Fund’s net unrealized appreciation on investments decreased by $19.9 million to a net unrealized depreciation position of $3.0 million as of December 31, 2008. This decrease in appreciation resulted primarily from the decrease in the estimated fair values of Nickent Golf, Inc., Infinia Corporation and Creekstone Florida Holdings, LLC, which the Fund revalued based on current market conditions and operations in 2008. The Fund had additional increases in unrealized appreciation due to increases in fair value of two portfolio companies aggregating $4.6 million. This change was primarily comprised of ConGlobal Industries and Sovereign Business Forms.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

2007 Portfolio Activity

During the twelve months ended December 31, 2007, the Fund invested $21.2 million in five new portfolio companies and made follow-on investments of $6.4 million in seven portfolio companies. The Fund received $0.7 million in the form of accrued interest and dividends received in the form of additional portfolio securities (PIK), accretion of original issue discount on promissory notes (OID) and amortization of original issue premiums on promissory notes.

The following table includes significant new and follow-on investments during the year ended December 31, 2007 (in thousands):

	New Investments		Existing Investments		Total
Portfolio Company	Cash	PIK	Follow-on	PIK/OID
Nickent Golf, Inc.	$10,000	$66	$—	$—	$10,066
Equus Media Development Company, LLC	5,000	—	—	—	5,000
Riptide Entertainment, LLC	—	—	3,835	—	3,835
Big Apple Entertainment Partners LLC	3,000	—	—	—	3,000
Infinia Corporation	3,000	—	—	—	3,000
RP&C International Investments LLC	—	—	2,009	—	2,009
Various others	100	—	525	670	1,295
	$21,100	$66	$6,369	$670	$28,205

During the year ended December 31, 2007, the Fund realized capital gains of $5.3 million, including the following significant transactions (in thousands):

Portfolio Company	Industry	Type	Realized Gain/(Loss)
The Drilltec Corporation	Industrial products and services	Non-affiliate	$3,830
Champion Window Holdings, Inc.	Residential building products	Control	1,403
Cedar Lodge Holdings, Inc.	Real estate	Control	609
TurfGrass America Inc.	Residential building products	Control	(960)
Various others			381
			$5,264

During 2007, the Fund’s net unrealized appreciation on investments increased by $7.5 million to a net unrealized appreciation position of $16.8 million as of December 31, 2007. This increase in appreciation resulted primarily from the increase in the estimated fair value of Infinia Corporation, which the Fund revalued based on a subsequent round of financing completed in early 2008. The increase in appreciation also resulted from the transfer of $1.0 million in net unrealized depreciation to net realized depreciation in connection with the Fund’s write-off of Turf Grass Holdings, Inc. These increases were partially offset by the Fund’s transfer of $2.0 million in net unrealized appreciation to net realized appreciation related to the sale of Drilltec Corporation. The Fund had additional decreases in unrealized appreciation due to decreases in fair value of four portfolio companies aggregating $9.0 million. This change was primarily comprised of ConGlobal Industries, PalletOne, Inc, Sovereign Business Forms and Spectrum Management LLC.

(9) RECENT ACCOUNTING PRONOUNCEMENTS

Codification of Accounting Standards— On September 30, 2009, the Fund adopted changes issued by the Financial Accounting Standards Board (FASB) to the authoritative hierarchy of GAAP. These changes establish the FASB Accounting Standards Codification TM (Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (SEC) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The FASB will no longer issue new standards in the form of Statements, FASB Staff Positions, or Emerging Issues Task Force

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

Abstracts; instead the FASB will issue Accounting Standards Updates. Accounting Standards Updates will not be authoritative in their own right as they will only serve to update the Codification. These changes and the Codification itself do not change GAAP. Other than the manner in which new accounting guidance is referenced, the adoption of these changes had no impact on the Financial Statements.

Fair Value Measurements—On June 30, 2009, the Fund adopted changes issued by the FASB to fair value disclosures of financial instruments. These changes require a publicly traded company to include disclosures about the fair value of its financial instruments whenever it issues summarized financial information for interim reporting periods. Such disclosures include the fair value of all financial instruments, for which it is practicable to estimate that value, whether recognized or not recognized in the statement of financial position; the related carrying amount of these financial instruments; and the method(s) and significant assumptions used to estimate the fair value. The adoption of these changes had no impact on the Financial Statements.

On June 30, 2009, the Fund adopted changes issued by the FASB to fair value accounting. These changes provide additional guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased and includes guidance for identifying circumstances that indicate a transaction is not orderly. This guidance is necessary to maintain the overall objective of fair value measurements, which is that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The adoption of these changes had no impact on the Financial Statements.

On January 1, 2009, the Fund adopted changes issued by the FASB to fair value accounting and reporting as it relates to nonfinancial assets and nonfinancial liabilities that are not recognized or disclosed at fair value in the financial statements on at least an annual basis. These changes define fair value, establish a framework for measuring fair value in GAAP, and expand disclosures about fair value measurements. This guidance applies to other GAAP that require or permit fair value measurements and is to be applied prospectively with limited exceptions. The adoption of these changes had no impact on the Financial Statements.

In August 2009, the FASB issued changes to fair value accounting for liabilities. These changes clarify existing guidance that in circumstances in which a quoted price in an active market for the identical liability is not available, an entity is required to measure fair value using either a valuation technique that uses a quoted price of either a similar liability or a quoted price of an identical or similar liability when traded as an asset, or another valuation technique that is consistent with the principles of fair value measurements, such as an income approach (e.g., present value technique). This guidance also states that both a quoted price in an active market for the identical liability and a quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are Level 1 fair value measurements. The Fund will adopt this standard beginning with its financial statements ending December 31, 2009. The Fund does not anticipate that the adoption of this standard will have a material effect on the Financial Statements.

In January 2010, the FASB issued an update to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. In addition, the update clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The Fund does not anticipate that the adoption of this standard will have a material effect on our financial position and results of operations.

Standard on Subsequent Events—On June 30, 2009, the Fund adopted changes issued by the FASB to accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued, otherwise known as “subsequent events.” Specifically, these changes set forth the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. The adoption of these changes had no impact on the Financial Statements.

EQUUS TOTAL RETURN, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009, 2008 AND 2007

(10) SUBSEQUENT EVENTS

Management performed an evaluation of the Fund’s activity through March 31, 2010, the date the financial statements were issued, noting the following subsequent events:

On January 4, 2010, the Fund sold U.S. Treasury Bills for $30.0 million and repaid its year-end margin loan.

On January 12, 2010, the Fund invested $0.2 million in Trulite, Inc. as a follow-on investment in the form of an 18% promissory note.

On February 9, 2010, the Fund received $0.1 million in the form of principal payment on the 12% promissory note from Sovereign Business Forms, Inc.

Effective February 15, 2010, the Fund extended the loan agreement with Amegy Bank, providing it with a credit facility of $5.0 million.

On February 18, 2010, the Fund announced the appointment of Alan Feinsilver as the non-executive Chairman of the Board, Francis Tuggle, Ph.D. as Chairman of the Audit Committee and S. J. “Jay” Brown as the Fund’s Chief Investment Officer.

On March 22, 2010, the Fund announced the appointment of Richard F. Bergner as the non-executive Chairman of the Board, and Robert L. Knauss as Chairman of the Fund’s Audit Committee. These appointments reflect the Fund’s commitment to strengthening Board positions; they do not affect any Fund officer positions or staff.

(11) SELECTED QUARTERLY DATA (in thousands, except per share amounts)

(in thousands, except per share amounts)	Year Ended December 31, 2009
	Quarter Ended March 31, 2009	Quarter Ended June 30, 2009	Quarter Ended September 30, 2009	Quarter Ended December 31, 2009	TOTAL
Total investment income	$905	$715	$1,329	$822	$3,771
Net investment (loss) gain	(127)	(289)	440	171	195
Increase (decrease) in net assets resulting from operations	963	(6,399)	(7,365)	(14,731)	(27,532)
Basic and diluted earnings per share	0.11	(0.72)	(0.83)	(1.69)	(3.13)

(12) LEGAL MATTERS
From time to time, we are a party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

EQUUS TOTAL RETURN, INC.
BALANCE SHEETS

	September 30, 2010	December 31, 2009
(in thousands, except per share amounts)	(Unaudited)
Assets
Investments in portfolio securities at fair value:
Control investments (cost at $34,171 and $35,315 respectively)	$17,114	$28,729
Affiliate investments (cost at $923 and $8,973 respectively)	727	2,128
Non-affiliate investments (cost at $20,305 and $13,350 respectively)	3,510	11,554
Total investments in portfolio securities at fair value	21,351	42,411
Restricted cash & temporary investments	16,160	30,299
Cash	2,477	535
Temporary cash investments	4,928	5,510
Accounts receivable and other	174	47
Accrued interest receivable due from portfolio companies	2,598	2,205
Deferred offering costs	65	—
Total assets	$47,753	$81,007
Liabilities and net assets
Liabilities:
Accounts payable and accrued liabilities	$178	$107
Accounts payable - related parties	101	—
Borrowing under margin account	16,000	29,999
Total liabilities	16,279	30,106
Net assets	31,474	50,109
Net assets consist of:
Common stock, par value	9	9
Capital in excess of par value	70,598	70,604
Undistributed net investment losses	(5,085)	(4,485)
Unrealized depreciation of portfolio securities, net	(34,048)	(15,227)
Total net assets	$31,474	$50,901
Shares of common stock issued and outstanding, $.001 par value, 50,000 shares authorized	8,862	8,862
Shares of preferred stock, $.001 par value, 5,000 shares authorized, no shares outstanding	—	—
Net asset value per share	$3.55	$5.74

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	Three months ended September 30,
(in thousands, except per share amounts)	2010	2009
Investment income:
Interest and dividend income from portfolio securities:
Control investments	$274	$809
Affiliate investments	13	13
Non-affiliate investments	319	501
Total interest and dividend income	606	1,323
Interest from temporary cash investments	2	6
Total investment income	608	1,329
Expenses:
Compensation expense	244	259
Professional fees	123	375
Director fees and expenses	62	111
Mailing, printing and other expenses	37	52
General and administrative expense	42	81
Interest expense	7	11
Taxes	14	—
Total expenses	529	889
Net investment income	79	440
Net realized loss on portfolio securities:
Temporary cash investments	(1)	(6)
Total net realized ˆ loss on portfolio securities	(1)	(6)
Net unrealized depreciation of portfolio securities:
End of period	(34,048)	(15,842)
Beginning of period	(27,556)	(8,043)
Net change in unrealized depreciation of portfolio securities	(6,492)	(7,799)
Net decrease in net assets resulting from operations	$(6,413)	$(7,365)
Net decrease in net assets resulting from operations per share:
Basic and diluted	$(0.72)	$(0.83)
Weighted average shares outstanding, in thousands
Basic and diluted	8,862	8,862

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	Nine months ended September 30,
(in thousands, except per share amounts)	2010	2009
Investment income:
Interest and dividend income from portfolio securities:
Control investments	$851	$1,361
Affiliate investments	39	37
Non-affiliate investments	1,387	1,510
Total interest and dividend income	2,277	2,908
Interest from temporary cash investments	9	41
Total investment income	2,286	2,949
Expenses:
Management fee	—	714
Administrative fees	—	226
Compensation expense	793	259
Professional fees	1,300	1,014
Director fees and expenses	275	356
Mailing, printing and other expenses	317	212
General and administrative expense	132	81
Interest expense	31	33
Taxes	38	30
Total expenses	2,886	2,925
Net investment income (loss)	(600)	(24)
Net realized loss on portfolio securities:
Temporary cash investments	(6)	(38)
Total net realized loss on portfolio securities	(6)	(38)
Net unrealized depreciation of portfolio securities:
End of period	(34,048)	(15,842)
Beginning of period	(15,227)	(3,055)
Net change in unrealized depreciation of portfolio securities	(18,821)	(12,787)
Net decrease in net assets resulting from operations	$(19,427)	$(12,801)
Net decrease in net assets resulting from operations per share:
Basic and diluted	$(2.19)	$(1.46)
Weighted average shares outstanding, in thousands
Basic and diluted	8,862	8,766

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	Nine months ended September 30,
(in thousands)	2010	2009
Net decrease in net assets resulting from operations	(19,427)	(12,801)
Capital share transactions:
Dividend declared	—	(921)
Shares issued in dividend	—	919
Net increase (decrease) in net assets resulting from capital share transactions	—	(2)
Decrease in net assets	(19,427)	(12,803)
Net assets at beginning of period	50,901	78,435
Net assets at end of period	$31,474	$65,632

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)

	Nine months ended September 30,
(in thousands)	2010	2009
Reconciliation of decrease in net assets resulting from operations to net cash provided by operating activities:
Net decrease in net assets resulting from operations	$(19,427)	$(12,801)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized loss	6	38
Net change in unrealized depreciation of portfolio securities	18,821	12,787
Changes in operating assets and liabilities:
Purchase of portfolio securities	(775)	(720)
Principal payments received from portfolio securities	3,501	916
Sales of restricted temporary cash investments	14,133	11,043
Decrease in accounts receivable and other	(127)	(46)
ˆ Increase in accrued interest receivable due from portfolio securities	(880)	(1,600)
Increase in deferred offering costs	(65)	—
Increase (decrease) in accounts payable and accrued liabilities	71	(103)
Increase in accounts payable - related parties	101	—
Decrease in due to adviser	—	(455)
Net cash provided by operating activities	15,359	9,059
Cash flows from financing activities:
Borrowings under margin account	55,999	117,038
Repayments under margin account	(69,998)	(128,009)
Dividends paid	—	(2)
Net cash used in financing activities	(13,999)	(10,973)
Net decrease in cash and cash equivalents	1,360	(1,914)
Cash and cash equivalents at beginning of period	6,045	8,656
Cash and cash equivalents at end of period	$7,405	$6,742
Non-cash operating and financing activities:
Shares issued in lieu of cash dividend	$—	$919
Accrued interest or dividends exchanged for portfolio securities	$487	$875
Supplemental disclosure of cash flow information:
Interest paid	$7	$42
Income taxes paid	$38	$17

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
SUPPLEMENTAL INFORMATION—SELECTED PER SHARE DATA AND RATIOS
(Unaudited)

	Nine months ended September 30,
	2010	2009
Investment income	$0.26	$0.34
Expenses	(0.33)	0.34
Net investment income (loss)	(0.07)	—
Net realized loss on portfolio securities	—	—
Net change in unrealized depreciation of portfolio securities	(2.12)	(1.46)
Net decrease in net assets resulting from operations	(2.19)	(1.46)
Capital transactions:
Dividend declared	—	(0.11)
Dilutive effect of shares issued in common stock dividend	—	(0.18)
Decrease in net assets resulting from capital transactions	—	(0.29)
Net decrease in net assets	(2.19)	(1.75)
Net assets at beginning of period	5.74	9.16
Net assets at end of period, basic and diluted	$3.55	$7.41
Weighted average number of shares outstanding during period (in thousands)	8,862	8,766
Market value per share at end of period	$2.38	$3.22
Selected ratios:
Ratio of expenses to average net assets	7.01%	4.06%
Ratio of net investment gain (loss) to average net assets	(1.46)%	0.03%
Ratio of net increase (decrease) in net assets resulting from operations to average net assets	(47.17)%	(17.77)%
Total return on market price*	(25.63)%	(22.62)%

*
Adjusted for dividends and can be calculated as the current market value plus year-to-date dividends declared less the beginning market value, divided by the beginning market value. There were no dividends paid in the nine months ending September  30, 2010.

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
SCHEDULE OF PORTFOLIO SECURITIES
SEPTEMBER  30, 2010
(Unaudited)

Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
				(in thousands)
Control investments: Majority-owned (5):
Equus Media Development Company, LLC Houston, TX	Media	January 2007	Member interest (100%)		$4,000		$1,175
Riptide Entertainment, LLC Miami, FL	Entertainment and leisure	December 2005	Member interest (64.67%) 8% promissory notes (4)	$10,009	65 10,009		— —
					10,074		—
Sovereign Business Forms, Inc. Houston, TX	Business products and services	August 1996	1,214,630 shares of common stock (64.66% / 55.00% Fully Diluted)		5,080		4,552
			12% promissory notes (2)	3,107	3,107		3,107
					8,187		7,659
Spectrum Management, LLC Carrollton, TX	Business products and services	December 1999	285,000 units of Class A member interest (79%) 16% subordinated promissory note (2)(3)	1,690	2,850 1,690		590 1,690
					4,540		2,280
Total Control investments: Majority-owned (represents 52.1% of total investments at fair value)					$26,801		$11,114
Control Investments: Non-majority owned(6):
ConGlobal Industries Holding, Inc. San Ramon, CA	Shipping products and services	February 1997	24,397,303 shares of common stock (32.22%) 7% promissory note (2)	6,000	$1,370 6,000	$	— 6,000
					7,370		6,000
Total Control Investments: Non-majority Owned (represents 28.1% of total investments at fair value)					$7,370		$6,000
Total Control Investments: (represents 80.2 % of total investments at fair value)					$34,171		$17,114
Affiliate Investments(7):
PalletOne, Inc. Bartow, FL	Shipping products and services	October 2001	350,000 shares of common stock (20% / 18.70% Fully Diluted)		350		50
RP&C International Investments LLC New York, NY	Healthcare	September 2006	Member interest (17.20%)		573		677
Total Affiliate Investments (represents 3.4% of total investments at fair value)					$923		$727

The accompanying notes are an integral part of these financial statements.

EQUUS TOTAL RETURN, INC.
SCHEDULE OF PORTFOLIO SECURITIES – (Continued)
SEPTEMBER  30, 2010
(Unaudited)

Name and Location of Portfolio Company	Industry	Date of Initial Investment	Investment	Principal	Cost of Investment	Fair Value(1)
				(in thousands)
Non-Affiliate Investments (less than 5% owned):
1848 Capital Partners LLC Miami, FL	Entertainment and leisure	January 2008	18% promissory note (2)(3)	$3,806	$3,806	$299
Big Apple Entertainment Partners LLC New York, NY	Entertainment and leisure	October 2007	18% promissory note (2)(3)	3,274	3,274	2,283
Infinia Corporation Kennewick, WA	Alternative energy	June 2007	115,180 shares preferred stock (0.63% )		8,000	—
			Option to purchase 16,000 shares of common stock at $6.50 per share through December 19, 2012		—	—
					8,000	—
London Bridge Entertainment Partners Ltd London UK	Entertainment and leisure	August 2008	18% promissory note (2)(3)	3,430	3,430	807
The Bradshaw Group Richardson, TX	Business products and services	May 2000	576,828 Class B Shares 12.25% preferred stock 38,750 Class C shares preferred stock		1,795 —	— —
			788,649 Class D shares 15% preferred stock		—	—
			2,218,109 Class E shares 8% preferred stock		—	—
			Warrant to buy 2,229,450 shares of common stock through May 2016		—	—
					1,795	—
Trulite, Inc. El Dorado Hills, CA	Alternative energy	August 2008	Warrants to buy 8,934,211 shares of common stock through at $0.01 - $0.38 per share through November 2015	—	—	121
Total Non-Affiliate Investments (represents 16.4% of total investments at fair value)					$20,305	$3,510
Total Investments					$55,399	$21,351

(1)	See Note 3 to the financial statements, Valuation of Investments.
(2)	Income-producing.
(3)	Income on these securities is paid-in-kind by the issuance of additional securities, accrual to maturity or through accretion of original issue discount.
(4)	Non-income producing.
(5)	Majority owned investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 50% of the voting securities of the company.
(6)
Non-majority owned control investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns more than 25% but not more than 50% of the voting securities of the company.

(7)	Affiliate investments are generally defined under the Investment Company Act of 1940 as companies in which the Fund owns at least 5% but not more than 25% voting securities of the company.

The accompanying notes are an integral part of these financial statements.

Substantially all of the Fund’s portfolio securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of the Fund’s investment in each portfolio company, including registration rights and related costs.

As defined in the Investment Company Act of 1940, all of the Fund’s investments are in eligible portfolio companies. The Fund provides significant managerial assistance to all of the portfolio companies in which it has invested. The Fund provides significant managerial assistance to portfolio companies that comprise 84.1% of the total value of the investments in portfolio companies as of September  30, 2010.

The Fund’s investments in portfolio securities consist of the following types of securities as of September  30, 2010 (in thousands):

Type of Securities	Cost	Fair Value	Fair Value as Percentage of Net Assets
Secured and subordinated debt	$31,317	$14,186	45.1%
Common stock	7,488	2,442	7.8%
Limited liability company investments	6,799	4,602	14.6%
Options and warrants	—	121	0.4%
Preferred stock	9,795	—	0.0%
Total	$55,399	$21,351	67.8%

Three notes receivable included in secured and subordinated debt with an estimated fair value of $3.4 million provide that all or a portion of interest is paid in kind or the original issue discount is accreted over the life of the notes, by adding such amount to the principal of the notes. For the remainder of the secured and subordinated debt, cash payments of interest are currently being received and/or accrued on notes aggregating $10.8 million in fair value.

The following is a summary by industry of the Fund’s investments in portfolio securities as of September 30, 2010 (in thousands):

Industry	Fair Value	Fair Value as Percentage of Net Assets
Business products and services	$9,939	31.6%
Shipping products and services	6,050	19.2%
Entertainment and leisure	3,389	10.9%
Media	1,175	3.7%
Healthcare	677	2.2%
Alternative energy	121	0.4%
Total	$21,351	67.8%

The accompanying notes are an integral part of these financial statements

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

(1) Description of Business and Basis of Presentation

Description of Business—Equus Total Return, Inc. (the “Fund,” “EQS”), formerly Equus II Incorporated, a Delaware corporation, was formed by Equus Investments II, L.P. (the “Partnership”) on August 16, 1991. On July 1, 1992, the Partnership was reorganized and all of the assets and liabilities of the Partnership were transferred to the Fund in exchange for shares of common stock of the Fund. The shares of the Fund trade on the New York Stock Exchange under the symbol EQS. On August 11, 2006, shareholders of the Fund approved the change of the Fund’s investment strategy to a total return investment objective. This strategy seeks to provide the highest total return, consisting of capital appreciation and current income. In connection with this strategic investment change, the shareholders also approved the change of name from Equus II Incorporated to Equus Total Return, Inc.

The Fund seeks to achieve capital appreciation by making investments in equity and equity-oriented securities issued by privately-owned companies in transactions negotiated directly with such companies. The Fund seeks to invest primarily in companies which intend to grow either by acquiring other businesses, including leveraged buyouts, or organically. The Fund may also invest in recapitalizations of existing businesses or special situations from time to time. The Fund also invests in debt financing with the objective of generating regular interest income back to the Fund. Debt financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing. The Fund elected to be treated as a business development company under the Investment Company Act of 1940 (“1940 Act”). For tax purposes, the Fund has elected to be treated as a regulated investment company (“RIC”). Prior to July 1, 2009, the Fund was externally managed pursuant to an investment advisory agreement and also received certain administrative services from an external administrator. Effective June 30, 2009, these arrangements were terminated. Since July 1, 2009, the Fund has had no outside investment advisory organization providing services under a fee-based advisory agreement, or an administrative organization charging the Fund for services rendered.

Effective August 11, 2006, the Fund began to employ a total return investment style. The total return style combines both growth and income investments and is intended to strike a balance between the potential for gain and the risk of loss. In the growth category, the Fund is a “growth-at- reasonable-price” investor. The Fund invests primarily in privately owned companies and is open to virtually any potential growth investment in the privately owned arena. However, the Fund’s primary aim is to identify and acquire only those equity securities that meet its criteria for selling at reasonable prices. The income investments made by the Fund consist principally of purchasing debt financing with the objective of generating regular interest income back to the fund as well as long-term capital appreciation through the exercise and sale of warrants received in connection with the financing.

Basis of Presentation—In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Fund does not consolidate portfolio company investments, including those in which it has a controlling interest. The Fund’s interim financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP, for interim financial information and in accordance with the requirements of reporting on Form 10-Q and Article 10 of Regulation S-X, under the Securities Exchange Act of 1934, as amended. Accordingly, they are unaudited and exclude some disclosures required for annual financial statements. Management believes it has made all adjustments, consisting solely of normal recurring accruals, necessary for the fair presentation of these interim financial statements.

The results of operations for the three and nine months ended September 30, 2010 are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Fund’s Form 10-K for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission (“SEC”). Certain prior period information has been reclassified to conform to current year presentation.

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

(2) Liquidity and Financing Arrangements

Liquidity —There are several factors that may materially affect the Fund’s liquidity during the reasonably foreseeable future. The Fund views this period as the twelve month period from the date of the financial statements in this Form 10-Q, i.e., the period through September 30, 2011.

Management is evaluating the impact of current market conditions on its portfolio company valuations and their ability to provide current income. Management has followed valuation techniques in a consistent manner; however, it is cognizant of current market conditions that might effect future valuations of portfolio securities. The Fund believes that its operating cash flow and cash on hand will be sufficient to meet operating requirements and to finance routine capital expenditures through the next twelve months.

Cash and Temporary Investments—As of September 30, 2010, the Fund had cash and temporary cash investments of $7.4 million. The Fund had $21.4 million of its net assets of $31.5 million invested in portfolio securities. Restricted assets totaled $16.2 million, of which $16.0 million were invested in U.S. Treasury Bills for the purpose of satisfying the diversification requirement to maintain the Fund’s pass-through tax treatment and $0.2 million for the required 1% brokerage deposit. These securities were held by a securities brokerage firm and were pledged along with cash to secure the payment of the margin account balance. The U.S. Treasury bills were sold and the margin loan was repaid to the brokerage firm on October 1, 2010.

As of December 31, 2009, the Fund had cash and temporary cash investments of $6.0 million. The Fund had $42.4 million of its net assets of $50.9 million invested in portfolio securities. Restricted assets totaled $30.3 million, of which $30.0 million were invested in U.S. Treasury Bills for the purpose of satisfying the diversification requirement to maintain the Fund’s pass-through tax treatment and $0.3 million for the required 1% brokerage deposit. These securities are held by a securities brokerage firm and are pledged along with cash to secure the payment of the margin account balance. The U.S. Treasury bills were sold and the margin loan was repaid to the brokerage firm on January 4, 2010.

Dividends —On March 24, 2009, the Fund announced that it suspended its managed distribution policy and payment of quarterly distributions for an indefinite period. As originally implemented, the policy provided for quarterly dividends at an annualized rate equal to 10% of the Fund’s market value per share as at the end of the preceding calendar year. The Fund will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the Investment Company Act of 1940.

Revolving Line of Credit Agreement—Effective September 8, 2010, the Fund terminated its revolving line of credit agreement (the “Credit Facility”) with Amegy Bank of Texas. The Credit Facility was secured by substantially all of the Fund’s portfolio assets and securities. It contained certain restrictive covenants, including, but not limited to, a requirement that the Fund’s net asset value not fall below $40.0 million. The Fund did not borrow any amounts under the Credit Facility.

Investment Commitments—As of September 30, 2010, the Fund had an outstanding commitment of $0.8 million to Spectrum Management, LLC.

Under certain circumstances, the Fund may be called on to make follow-on investments in certain portfolio companies. If the Fund does not have sufficient funds to make follow-on investments, the portfolio company in need of the investment may be negatively impacted. Also, the Fund’s equity interest in the estimated fair value of the portfolio company could be reduced.

RIC Borrowings, Restricted Cash and Temporary Investments—As of September 30, 2010 and December 31, 2009, the Fund borrowed sufficient funds to maintain the Fund’s RIC status by utilizing a margin account with a securities brokerage firm. There is no assurance that such arrangement will be available in the future.

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

If the Fund is unable to borrow funds to make qualifying investments, it may no longer qualify as a RIC. The Fund would then be subject to corporate income tax on the Fund’s net investment income and realized capital gains, and distributions to stockholders would be subject to income tax as ordinary dividends. Failure to continue to qualify as a RIC could be material to the Fund and its stockholders.

As of September 30, 2010, the Fund borrowed $16.0 million to make qualifying investments to maintain its RIC status by utilizing a margin account with a securities brokerage firm. The Fund collateralized such borrowings with restricted cash and temporary investments in U.S. Treasury bills of $16.2 million. The U.S. Treasury bills were sold and the total amount borrowed was repaid on October 1, 2010.

As of December 31, 2009, the Fund borrowed $30.0 million to make qualifying investments to maintain its RIC status by utilizing a margin account with a securities brokerage firm. The Fund collateralized such borrowings with restricted cash and temporary investments in U.S. Treasury bills of $30.3 million. The U.S Treasury bills were sold on January 4, 2010 and the total amount borrowed was repaid at that time.

Certain Risks and Uncertainties— Economic conditions during 2009 and 2008 along with market dislocations resulted in a significant decline in the availability of debt and equity capital and has had a continuing impact in 2010. Generally, the limited amount of available debt financing has shorter maturities, higher interest rates and fees, and more restrictive terms than debt facilities available in the past. In addition, during 2010 the price of our common stock continued to remain well below our net asset value. Because of these challenges, our near-term strategies shifted from originating debt and equity investments to preserving liquidity necessary to meet our operational needs. Key initiatives undertaken by the Fund during 2009 and 2010 to provide necessary liquidity include the termination of certain follow-on investment commitments, monetizations, suspension of managed distribution policy and the internalization of management. Although there can be no assurances that such initiatives will be sufficient, we believe we have sufficient liquidity to meet our 2010 operating requirements.

(3) Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Although management believes the estimates and assumptions used in preparing these interim financial statements and related notes are reasonable in light of known facts and circumstances, actual results could differ from those estimates.

Valuation of Investments—Portfolio investments are carried at fair value with the net change in unrealized appreciation or depreciation included in the determination of net assets. Valuations of portfolio securities are performed in accordance with accounting principles generally accepted in the United States of America and the financial reporting policies of the SEC. The applicable methods prescribed by such principles and policies are described below:

Publicly-traded portfolio securities—Investments in companies whose securities are publicly traded are generally valued at their quoted market price at the close of business on the valuation date.

Privately-held portfolio securities—The fair value of investments for which no market exists is determined on the basis of procedures established in good faith by the Board of Directors of the Fund. As a general principle, the current “fair value” of an investment would be the amount the Fund might reasonably expect to receive for it upon its current sale, in an orderly manner. Appraisal valuations are necessarily

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

subjective and the estimated values arrived at by the Fund may differ materially from amounts actually received upon the disposition of portfolio securities.

Generally, cost is the primary factor used to determine fair value until significant developments affecting the portfolio company (such as results of operations or changes in general market conditions) provide a basis for use of an appraisal valuation. Preliminary appraised values are determined quarterly by management. The Audit Committee of the Board of Directors may engage independent, third-party valuation firms to conduct independent appraisals and review management’s preliminary valuations in order to make their own independent assessment of each privately-held investment that the Fund (a) has held for more than one year and (b) holds on its books at a fair value of at least $2.0 million. Any third-party valuation data would be considered as one of many factors in a fair value determination. The Audit Committee then would recommend the fair values for all privately-held securities based on all relevant factors to the Board of Directors for final approval.

Most of the Fund’s common equity investments of privately held companies are appraised either at a multiple of earnings before interest, taxes, depreciation and amortization (“EBITDA”) generated by the company financial statements on a trailing twelve month fiscal year, less outstanding funded indebtedness and other senior securities such as preferred stock, utilizing a discounted cash flow model which incorporates projected future cash flows of the company, or alternative methodology including the Black-Scholes Option Pricing Model. Projections of current year and future period cash flows may be utilized and adjustments for non-recurring items are considered. EBITDA multiples and discount rates utilized are estimated based on current market conditions and past experience in the private company marketplace, and are necessarily subjective in nature. The Fund will apply liquidity and other discounts it deems appropriate to equity valuations where applicable. In addition, if the valuation of a portfolio company deteriorates the Fund will perform a liquidation analysis of the assets when applicable to determine fair value.

The Fund may also use, when available, third-party transactions in a portfolio company’s securities as the basis of valuation (the “private market method”). The private market method will be used only with respect to completed transactions or firm offers made by sophisticated, independent investors.

For valuation purposes, the Fund uses the income approach to value its debt instruments. Since the Fund’s general intent is to hold its loans to maturity, the fair value will not exceed the cost of the investment. A change in the assumptions the Fund uses to estimate fair value of debt securities using the yield analysis could have a material impact on the determination of fair value. If credit quality deteriorates or a debt security is in workout status, the Fund may consider other factors in determining the fair value of the debt security, including the fair value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in an orderly or forced liquidation.

From time to time, a portfolio company may default on certain covenants in its loan agreement. When management has a reasonable belief that the portfolio company may restructure the loan agreement to adjust for any defaults, the portfolio investment will be valued assuming that the company is a going concern.

The Fund may consider alternative fair value methodologies when a portfolio company: 1) cannot generate adequate cash flow to meet the principal and interest payments on its indebtedness; 2) is not successful in refinancing the its debt upon  maturity; 3) Fund management believes the credit quality of a loan has deteriorated due to changes in the business and underlying asset or market conditions may result in the company’s inability to meet future obligations; or 4) the portfolio company’s reorganization or bankruptcy. These methodologies include the fair value attributable to the debt security from the enterprise value of the portfolio company or an asset-based approach including an analysis of the possible proceeds received in an orderly or forced liquidation.

Certificates of deposit purchased by the Fund generally will be valued at their face value, plus interest accrued to the date of valuation.

Because of the inherent uncertainty of the valuation of portfolio securities which do not have readily ascertainable market values, amounting to $21.4 million and $42.4 million as of September 30, 2010 and

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

 December 31, 2009, respectively, the Fund’s fair value determinations may materially differ from the values that would have been used had a ready market existed for the securities. On a daily basis, the Fund adjusts its net asset value for the changes in the value of its publicly held securities, if applicable, and material changes in the value of its private securities, generally determined on a quarterly basis or as announced in a press release, and reports those amounts to Lipper Analytical Services, Inc. Weekly and daily net asset values appear in various publications, including Barron’s and The Wall Street Journal. There were no publicly traded securities as of September 30, 2010 and December 31, 2009.

Investment Transactions—Investment transactions are recorded on the accrual method. Realized gains and losses on investments sold are computed on a specific identification basis.

The Fund classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which EQS owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as those non-control investments in companies in which EQS owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Interest Income Recognition—The Fund records interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that it expects to collect such amounts. The Fund accretes or amortizes discounts and premiums on securities purchased over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discount and/or amortization of premium on debt securities. The Fund stops accruing interest on investments when it determines that interest is no longer collectible. If the Fund receives any cash after determining that interest is no longer collectible, it treats such cash as payment on the principal balance until the entire principal balance has been repaid, before it recognizes any additional interest income.

Payment in Kind Interest—The Fund has loans in its portfolio that may pay payment in kind (“PIK”) interest. The Fund adds PIK interest, if any, computed at the contractual rate specified in each loan agreement, to the principal balance of the loan and recorded as interest income. To maintain its status as a RIC, the Fund must pay out to stockholders this non-cash source of income in the form of dividends even if it has not yet collected any cash in respect of such investments.

Cash Flows—For purposes of the Statements of Cash Flows, the Fund considers all highly liquid temporary cash investments purchased with an original maturity of three months or less to be cash equivalents. The Fund includes its investing activities within cash flows from operations included in cash and cash equivalents for purposes of cash flows as “Cash” and “Temporary Cash Investments.” The Fund excludes “Restricted Cash & Temporary Investments” used for purposes of complying with RIC requirements from cash equivalents.

Income Taxes—The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to stockholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund borrows money from time to time to maintain its tax status under the Internal Revenue Code as a RIC. See Note 2 for further discussion of the Fund’s RIC borrowings.

Texas margin tax applies to legal entities conducting business in Texas, including previously non-taxable entities such as limited partnerships and limited liability partnerships. The margin tax is based on our Texas sourced taxable margin. The tax is calculated by applying a tax rate to a base that considers both revenue and expenses and therefore has the characteristics of an income tax.

Fair Value Measurement —In September 2006, the Financial Accounting Standard Board (FASB) issued guidance regarding Fair Value Measurements which defined fair value, establishes a framework for measuring fair value, outlined a fair value hierarchy based on inputs used to measure fair value and enhanced disclosure

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

requirements for fair value measurements. The guidance did not change existing guidance as to whether an instrument is carried at fair value. The Fund adopted changes issued by the FASB to fair value disclosures of financial instruments which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund has categorized all investments recorded at fair value based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are debt, warrants and/or other equity investments held in a private company. For loan and debt securities, the Fund has performed a yield analysis assuming a hypothetical current sale of the security. The yield analysis considers changes in interest rates and changes in leverage levels of the portfolio company as compared to the market interest rates and leverage levels. Assuming the credit quality of the portfolio company remains stable, the Fund will use the value determined by the yield analysis as the fair value for that security.

The Fund will record unrealized depreciation on investments when it determines that the fair value of a security is less than its cost basis, and will record unrealized appreciation when it determines that the fair value is greater than its cost basis.

As of September 30, 2010, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

		Fair Value Measurements As of September 30, 2010
(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$17,114	$—	$—	$17,114
Affiliate investments	727	—	—	727
Non-Affiliate investments	3,510	—	—	3,510
Total assets reported at fair value	$21,351	$—	$—	$21,351

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

As of December 31, 2009, investments measured at fair value on a recurring basis are categorized in the tables below based on the lowest level of significant input to the valuations:

		Fair Value Measurements As of December 31, 2009
(in thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Investments:
Control investments	$28,729	$—	$—	$28,729
Affiliate investments	2,128	—	—	2,128
Non-Affiliate investments	11,554	—	—	11,554
Total assets reported at fair value	$42,411	$—	$—	$42,411

The following table provides a reconciliation of fair value changes during the nine months ending September 30, 2010 for all investments for which we determine fair value using unobservable (Level 3) factors:

	Fair value measurements using significant unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of December 31, 2009	$28,729	$2,128	$11,554	$42,411
Total realized gains (losses)	—	—	—	—
Change in unrealized appreciation (depreciation)	(10,471)	(686)	(7,664)	(18,821)
Purchases, issuances and settlements, net	(1,144)	(50)	(1,045)	(2,239)
Change in control	—	(665)	665	—
Transfers in (out) of Level 3	—	—	—	—
Fair value as of September 30, 2010	$17,114	$727	$3,510	$21,351

The following table provides a reconciliation of fair value changes during the nine months ending September 30, 2009 for all investments for which we determine fair value using unobservable (Level 3) factors:

	Fair value measurements using unobservable inputs (Level 3)
(in thousands)	Control Investments	Affiliate Investments	Non-affiliate Investments	Total
Fair value as of December 31, 2008	$37,190	$20,974	$10,135	$68,229
Total realized gains (losses)	—	—	—	—
Change in unrealized appreciation (depreciation)	(2,097)	(9,970)	(738)	(12,787)
Purchases, issuances and settlements, net	(514)	318	874	678
Transfers in (out) of Level 3	—	—	738	738
Fair value as of September 30, 2009	$34,597	$11,322	$11,009	$56,928

Reclassification —Certain amounts for the three and nine months ended September  30, 2009 have been reclassified in the comparative financial statements to be comparable to the presentation in the three and nine months ended September  30, 2010. These reclassifications had no effect on net assets, net income or cash flows from operating activities.

(4) Related Party Transactions and Agreements

The Fund had entered into an investment advisory agreement dated June 30, 2005 with Moore Clayton Capital Advisors, Inc., pursuant to which Moore Clayton Capital Advisors, Inc. (“MCCA”), provided investment advisory

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

services in exchange for an advisory fee. The Fund also had entered into an administration agreement dated June 30, 2005 with Equus Capital Administration Company, Inc. (“ECAC”), pursuant to which ECAC provided administrative services in exchange for an administrative fee. The Fund’s Board of Directors terminated the advisory agreement and the administrative agreement effective June 30, 2009. Since that date, the Fund has been “internally” managed, which means that the Fund directly employs its management team and incurs the costs and expenses associated with Fund operations.

As compensation for services to the Fund, each Independent Director receives an annual fee of $20,000 paid quarterly in arrears, a fee of $2,000 for each meeting of the Board of Directors attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board and a fee of $1,000 for each committee meeting attended, and reimbursement of all out-of-pocket expenses relating to attendance at such meetings. A quarterly fee of $2,500 is paid to the Chairman of the Independent Directors and the Chairman of the Audit Committee. An annual fee of $15,000 is paid to the Chairman of the Board of Directors. In respect of services provided to the Fund by members of the Board not in connection with their roles and duties as directors, the Fund shall pay a rate of $250 per hour for services rendered.  The Fund incurred $0.1 million which is included in Compensation expense in the September 30, 2010 statement of operations and $0.04 million which is included in deferred offering costs in the September 30, 2010 balance sheet for services provided by Kenneth I. Denos, Secretary of the Fund.

In June, 2010, the Fund ratified and approved the use of A+ Filings, LLC (“A+ Filings”) to file its reports with the Securities and Exchange Commission. Mr. Kenneth I. Denos, Secretary of the Fund, holds a majority of the voting shares of A+ Filings. The Fund incurred $4,000 in services rendered by A+ Filings during the nine months ended September 30, 2010.

(5) Dividends

On February 27, 2009, the Fund announced the declaration of a first quarter dividend of $0.1075 per share. The Fund issued 296,528 additional shares of its common stock at an effective price of $3.10 per share and paid $2,000 in cash for fractional shares. This dividend was 100% qualified and classified as 21% ordinary income and 79% return of capital.

On March 24, 2009, the Fund announced that it suspended its managed distribution policy and payment of quarterly distributions for an indefinite period, following the distribution of the first quarter dividend, paid on March 30, 2009. The Fund will continue to pay out net investment income and/or realized capital gains, if any, on an annual basis as required under the Investment Company Act of 1940.

(6) Portfolio Securities

During the nine months ended September 30, 2010, the Fund received payment in full of a promissory note issued by Trulite, in the amount of $2.6 million, which included interest income of $0.3 million.  The Fund also received a distribution from Equity Media Development Company of $1.0 million and received a principal payment of $0.1 million from Sovereign Business Forms, Inc.  During the nine months ended September 30, 2010, the Fund also had investment activity of $1.3 million in several follow-on investments, including $0.5 million in the form of accrued interest and dividends received in the form of paid-in-kind (PIK). The following table includes significant investment activity during the nine months ended September 30, 2010 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	PIK	Follow-On	PIK	Total
Trulite, Inc.	$—	$—	$200	$—	$200
1848 Capital Partners LLC	—	—	—	219	219
London Bridge Entertainment Partners Ltd	—	—	575	148	723
Big Apple Entertainment Partners LLC	—	—	—	120	120
	$—	$—	$775	$487	$1,262

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

Net unrealized depreciation on investments increased by $18.8 million during the nine months ended September 30, 2010, to a net unrealized depreciation of $34.0 million. Such increase in depreciation resulted primarily from the following changes:

(i)
Decline in estimated fair market value of 1848 Capital Partners LLC (“1848”) of $3.5 million. The management of 1848 has indicated that the company will have to raise outside capital to repay the promissory note due to the Fund upon maturity in January 2011. Due to the uncertainty of the recoverability of the promissory note, the Fund determined that the fair value of the promissory note was impaired. The promissory note is personally guaranteed jointly and severally by the principals of 1848, who also guarantee the Big Apple Entertainment Partners LLC and London Bridge Entertainment Partners Ltd promissory notes.

(ii)
Decline in fair market value of Big Apple Entertainment Partners LLC (“Big Apple”) of $1.0 million.  Subsequent to September 30, 2010, the loan due from Big Apple matured and Big Apple failed to repay the note.   Big Apple has been in payment default of the loan and on October 5, 2010, the Fund demanded that the guarantors pay and perform all obligations of Big Apple under the loan. The Fund is continuing discussions with the guarantors of this note and is contemplating the next prudent course of action.

(iii)
Decline in fair market value of Equus Media Development Company, LLC (“EMDC”) of $2.8 million. In June 2010, the Fund received a distribution of $1.0 million from EMDC. Currently, EMDC holds $1.6 million in cash and has a remaining funding commitment of $0.5 under its agreement with Kopleson Entertainment. In addition, if Kopleson Entertainment generates $0.2 million of income for EMDC, that event will trigger an additional $1.0 million funding obligation of EMDC. EMDC has written down the fair value of its assets.

(iv)
Decline in fair market value of Infinia Corporation of $1.5 million. Infinia has informed the Fund of its significant capital and liquidity needs. Based on these factors, the nominal equity holdings of the Fund and the future potential dilution, the Fund has written down the investment to $0.

(v)
Decline in fair market value of London Bridge Entertainment Partners Ltd (“London Bridge”) of $2.6 million. London Bridge has experienced a working capital shortfall and required an additional $0.6 million investment from the Fund in July 2010 in the form of a 60-day promissory note. In September 2010, the Fund accelerated payment of its notes to London Bridge as the company was in payment default of both notes.  Subsequent to quarter end, London Bridge paid the Fund $0.7 million which paid in full principal and interest of the 60-day note and partially paid previously unpaid and accrued interest of the $2.6 million note but did not cure the default related to this loan.  Based on the current condition of London Bridge, the Fund determined the fair value of the $2.6 million loan was impaired. The loan is senior in liquidation preference and is guaranteed by the management principals, many of which guarantee the 1848 Capital Partners LLC and Big Apple Entertainment Partners LLC promissory notes.  On August 31, 2010, Equus accelerated the maturity and demanded that the guarantors pay and perform all obligations of London Bridge under the April 2009 and July 2010 promissory notes.  Subsequent to quarter end, the July 2010 note was repaid in full.  As of the date of this filing, London Bridge remains in default of the April 2009 promissory note.  The Fund is continuing discussions with the guarantors of this note and is contemplating the next prudent course of action.

(vi)
Decline in fair market value of Riptide Entertainment, LLC (“Riptide”) of $3.1 million. Riptide owns subordinated debt interest in both Big Apple Entertainment Partners LLC and London Bridge directly and through derivative entities and equity directly in London Bridge. The Fund

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

has determined the value of these investments to be impaired based on the operating results and liquidity concerns of both companies.

(vii)
Decline in fair market value of ConGlobal Industries Holding, Inc. (“ConGlobal”) of $2.2 million. ConGlobal has experienced a decline in its storage business due to the increasing activity of shipping containers. While the activity has contributed to revenue through other services of the company, the contribution margin of these services is less than the storage revenue and has had a negative impact on its operating cash flow.

(viii)
Increase in fair market value of PalletOne, Inc. of $0.1 million. PalletOne, Inc. has continued to generate cash flows which have reduced debt levels. The Fund believes the performance of the company in recent years and its continued debt reduction initiatives has created value for its equity holdings.

(ix)
Increase in fair market value of Sovereign Business Forms, Inc. (“Sovereign”) of $0.3 million. Sovereign has continued to reduce its debt which has caused a corresponding increase to the value of the equity held by the Fund in Sovereign.

(x)
Decline in fair market value of Spectrum Management, LLC (“Spectrum”) of $1.6 million.   Subsequent to the quarter-end, the Fund loaned Spectrum $0.9 million to meet its immediate working capital needs.  The valuation reflects Spectrum’s consistent business results coupled with the working capital shortfall the company recently experienced.

(xi)
Increase in fair market value of Trulite, Inc. (“Trulite”) of $0.1 million. The Fund holds approximately nine million warrants in Trulite, many with a nominal exercise price. Based on Trulite’s recent equity raise and repayment of the Fund’s debt, the Fund determined the warrants have increased in value.

During the nine months ended September 30, 2009, the Fund made follow-on investments of $1.6 million in several portfolio companies, including $0.9 million in the form of interest and dividends paid-in-kind or original issue discount/premium amortization.

The following table includes significant new and follow-on investments during the nine months ended September 30, 2009 (in thousands):

	Investment Activity
	New Investments		Existing Investments
Portfolio Company	Cash	PIK	Follow-On	PIK	Total
Nickent Golf, Inc.	$—	$—	$370	$—	$370
Riptide Entertainment, LLC	—	—	350	—	350
1848 Capital Partners LLC	—	—	—	382	382
Trulite, Inc.	—	—	—	225	225
London Bridge Entertainment Partners Ltd	—	—	—	154	154
Big Apple Entertainment Partners LLC	—	—	—	114	114
	$—	$—	$720	$875	$1,595

During the nine months ended September  30, 2009, the Fund realized a net capital loss of $0.04 million from the sale of U. S. Treasury Bills.

Net unrealized depreciation on investments increased by $12.8  million during the nine months ended September  30, 2009, from a net unrealized depreciation of $3.0 million to a net unrealized depreciation of

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

$15.8 million. Such decrease in depreciation resulted primarily from decrease in estimated fair market value of Infinia Corporation, Sovereign Business Forms, Inc., Spectrum Management, Inc., and Metic Group plc, resulting primarily from decreases in operations for the period.

(7) Recent Accounting Pronouncements

Effective January 1, 2010, the Fund adopted changes issued by the FASB to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. In addition, the update clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. The adoption of this standard had no impact on our financial position and results of operations.

In January 2010, the FASB issued changes to disclosure requirements for fair value measurements. Specifically, the changes require a reporting entity to disclose, in the reconciliation of fair value measurements using significant unobservable inputs (Level 3), separate information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number). These changes become effective for the Fund beginning January 1, 2011. Other than the additional disclosure requirements, the Fund does not anticipate that the adoption of this standard will have a material effect on our financial position and results of operations.

(8) Subsequent Events

Management performed an evaluation of the Fund’s events and transactions through the date the financial statements were available to be issued, noting the following subsequent events which have been considered in valuing the Fund’s portfolio investments as of September 30, 2010:

On October 1, 2010, the Fund sold U.S. Treasury bills for $16.0 million and repaid the margin loan.

On October 1, 2010, the Fund invested $0.2 million in Spectrum Management, LLC, (”Spectrum”) as a follow-on investment in the form of an $0.8 million, 16% promissory note facility. The note was funded to assist Spectrum in meeting immediate working capital requirements and matures on May 28, 2011.

On October 1, 2010, the Fund received $0.7 million in the form of principal and interest payments on the July 2010 promissory note and a partial payment of unpaid interest on the April 2009 promissory note from London Bridge Entertainment Partners, Ltd.

Since October 2, 2010, Big Apple Entertainment Partners LLC has been in payment default of the 18% promissory note dated April 2009, having a principal amount of $3.0 million. On October 5, 2010, the Fund demanded that the Guarantors pay and perform all obligations of Big Apple under the April 2009 note.

On October 18, 2010, the Fund received $0.07 million in the form of principal payment on the 16% promissory note from Sovereign Business Forms, Inc.

On October 20, 2010, the Fund agreed to forbear from exercising certain of its rights and remedies under both the Big Apple and London Bridge  promissory notes for a period from receipt of an initial Forbearance Fee of $0.03 million ending on the earlier of (a) October 22, 2010 or (b) November 5, 2010, in the event Big Apple, London Bridge or the guarantors elect to extend the forbearance period by providing the Fund with written notice together with a fee in the amount of $0.03 million (the option forbearance fee) prior to October 22, 2010.  The Fund received the initial forbearance fees from Big Apple on October 20, 2010 and from London Bridge on October 22, 2010.  The Fund received option forbearance fee from London Bridge on October 29, 2010 and from Big Apple on November 3, 2010.  The forbearance periods ended on November 5, 2010 for the Big Apple and London Bridge notes which continue to be in default. The Fund is continuing discussions with the Guarantors of these notes and is contemplating the next prudent course of action.

EQUUS TOTAL RETURN, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2010 AND 2009
(Unaudited)

On November 1, 2010, the Fund invested $0.2 million in Spectrum as a follow-on investment under the $0.8 million 16% promissory note facility.

On November 1, 2010, the Fund announced that its Board of Directors had approved the terms of a non-transferable rights offering to the Fund’s shareholders to purchase shares of its common stock.  The Fund intends to issue 1,772,329 new shares of its common stock pursuant to the exercise of rights, such that each record date holder shall be entitled to purchase one share of common stock for every five shares held on such date.  On November 2, 2010, the Fund filed a registration statement with the Securities and Exchange Commission in connection with the offering which includes a prospectus describing the offering and contains additional information about the Fund.

On November 8, 2010, the Fund received $0.3 million in the form of principal payment on the 16% promissory note from Sovereign Business Forms, Inc.

2. Exhibits

Exhibit Number	Description
a.	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3(a) to Registrant’s Annual Report of Form 10-K (File No. 814-00098) filed on March 31, 2008).
b.1	Amended and Restated Bylaws (incorporated by reference to Exhibit 3(b) to Registrant’s Current Report on Form 8-K (File No. 814-00098) filed on June 9, 2010).
b.2
Certificate of Merger dated June 30, 1993, between the Fund and Equus Investments Incorporated (incorporated by reference to Exhibit 3(c) to Registrant’s Annual Report on Form 10-K (File No. 814-00098) filed on March 31, 2008).

d.	Form of Subscription Rights Certificate.
k.1
Safekeeping Agreement between the Fund and Amegy Bank dated August 16, 2008 (incorporated by reference to Exhibit 10(g) to Registrant’s Annual Report on Form 10-K (File No. 814-00098) filed on March 31, 2009).

k.2
Form of Indemnification Agreement between the Fund and its directors and certain officers (incorporated by reference to Exhibit 10(g) to Registrant’s Annual Report on Form 10-K (File No. 814-00098) filed on March 28, 2005).

k.3
Form of Release Agreement between the Fund and certain of its officers and former officers (incorporated by reference to Exhibit 10(h) to Registrant’s Annual Report on Form 10-K (File No. 814-00098) filed on March 28, 2005).

k.4
Revolving Credit Note between the Fund and Amegy Bank National Association dated August 13, 2008 (incorporated by reference to Exhibit 10(g) to Registrant’s Quarterly Report on Form 10-Q (File No. 814-00098) filed on November 14, 2008).

k.5
Pledge and Security Agreement between the Fund and Amegy Bank National Association dated August 13, 2008 (incorporated by reference to Exhibit 10(g) to Registrant’s Quarterly Report on Form 10-Q (File No. 814-00098) filed on November 14, 2008).

l.	Opinion of Goodwin Procter LLP.*
n.	Consent of UHY, LLP.
r.	Code of Ethics of the Fund (Rule 17j-1) (incorporated by reference to Exhibit 10(f) to Registrant’s Annual Report on Form 10-K (File No. 814-00098) filed on March 31, 2010).

* to be filed by amendment.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses and Issuance and Distribution

The expenses payable to Registrant in connection with the issuance and distribution of the securities being registered (other than underwriting discounts and commissions, if any) are set forth below.  Each item listed is estimated, except for the Securities and Exchange Commission registration fee.

Securities and Exchange Commission registration fee	$463
Blue Sky fees and expenses	-
FINRA filing fee	-
NYSE listing fee	26,142
Printing and engraving expenses	20,000
Legal fees and expenses	175,000
Accounting fees and expenses	75,000
Registrar and transfer agent fees	25,000
Miscellaneous	106,395
Total expenses	$428,000

Item 28. Persons Controlled by or Under Common Control

Not applicable.

Item 29. Number of Holders of Securities

The following table sets for the approximate number of record holders of Equus Total Return, Inc.’s capital stock as of September 30, 2010:

Title of Class	Number of Record Holders
Common Stock, par value $0.001 per share	4,309
Preferred Stock, par value $0.001 per share	-

Item 30.  Indemnification

Pursuant to our charter and under the DGCL, our directors are not liable to us or our stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividend payments or stock redemptions under Delaware law or any transaction from which a director has derived an improper personal benefit. Our charter provides that we are authorized to provide indemnification of (and advancement of expenses) to directors, officers, employees and agents of the Fund (and any other persons to which applicable law permits the Fund to provide indemnification) through by-law provisions, agreements with such persons, vote of stockholders or disinterested directors, or otherwise, to the fullest extent permitted by applicable law.

The Fund has previously entered into indemnification agreements with each of its current directors and officers. The indemnification agreement indemnifies the indemnitee to the fullest extent permitted by law, including against third-party claims and claims by or in right of the Fund or any subsidiary or majority-owned partnership of the Fund by reason of that person (including the advancement of expenses subject to certain conditions) (a) being a director, officer employee or agent of the Fund, or of any subsidiary or majority-owned partnership of the Fund or (b) serving at the request of the Fund as a director, officer, employee or agent of another entity.  If appropriate, the Fund is entitled to assume the defense of the claim with counsel selected by the Fund and approved by the indemnitee (which approval may not be unreasonably withheld). Separate counsel employed by the indemnitee will be at his or her own expense unless (1) the employment of separate counsel has been previously authorized by the Fund, (2) the indemnitee reasonably concludes there may be a conflict of interest, or (3) the Fund has not, in fact, employed counsel to assume the defense of such claim.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item. 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Equus Total Return, Inc., Eight Greenway Plaza, Houston, Texas 77046; and
(2)	the Fund’s Transfer Agent, American Capital Stock Transfer & Trust Co., LLC, 59 Maiden Lane, Plaza Level, New York, New York 10007.

Item 33. Management Services

Not applicable.

Item 34.  Undertakings

1.           Registrant undertakes to suspend the rights offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Registrant undertakes that in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof.  If any public rights offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such rights offering.

4.           Not applicable.

5.           Not applicable.

6.           Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and the State of Texas, on the  16th day of December , 2010.

EQUUS TOTAL RETURN, INC.

Date: December 16 , 2010	By:	/s/ John A. Hardy
John A. Hardy
Executive Chairman
(Principal Executive Officer)

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints John A. Hardy and L’Sheryl D. Hudson and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Fraser Atkinson	Director	December 16, 2010
Fraser Atkinson

/s/Alessandro Benedetti	Director	December 16, 2010
name

/s/ Richard F. Bergner	Director	December 16, 2010
Richard F. Bergner

/s/ Kenneth I. Denos	Director	December 16, 2010
Kenneth I. Denos

/s/ Gregory J. Flanagan	Director	December 16, 2010
Gregory J. Flanagan

/s/ Henry W. Hankinson	Director	December 16, 2010
Henry W. Hankinson

/s/ Bertrand des Pallieres	Director	December 16, 2010
Bertrand des Pallieres

/s/ Robert L. Knauss	Non-Executive Chairman of the Board	December 16, 2010
Robert L. Knauss

/s/ John A. Hardy	Executive Chariman of the Board	December 16, 2010
John A. Hardy	(Principal Executive Officer)

/s/ L'Sheryl D. Hudson	Vice President and Chief Financial Officer (Principal	December 16, 2010
L'Sheryl D. Hudson	Financial and Accounting Officer)